UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________________

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Walgreens Boots Alliance, Inc.
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Walgreens Boots Alliance

2021

Notice of Annual Meeting of Stockholders and Proxy Statement

Thursday, January 28, 2021
Virtual meeting at 8:00 a.m. Central Time
www.virtualshareholdermeeting.com/WBA2021

Our
vision
Be the first choice for pharmacy, well-being and beauty – caring for people and communities around the world.
purpose
We help people across the world lead healthier and happier lives.
values
Walgreens Boots Alliance takes seriously its aim of inspiring a healthier and happier world, as reflected in our core values.
Trust Respect, integrity and candor guide our actions to do the right thing
Care Our people and customers inspire us to act with commitment and passion
Innovation We cultivate an open and entrepreneurial mind-set in all that we do
Partnership We work collaboratively with each other and our partners to win together
Dedication We work with rigor, simplicity and agility to deliver exceptional results
Inclusion We are empowered to bring our authentic selves in an open, welcoming and equitable workplace

Message from our
Lead Independent Director

“Our commitment to open communication and collaboration with stockholders stands firm, even as we continue to fulfill the immense, essential role we play in supporting health and wellness in our communities in response to the ongoing health crisis.”

– William C. Foote, Lead Independent Director

Dear Fellow Stockholders:

As your lead independent director, I am pleased to present the Walgreens Boots Alliance Proxy Statement and cordially invite you to our 2021 Annual Meeting of Stockholders to be held on Thursday, January 28, 2021 at 8:00 a.m. Central Time. This year, in light of the public health impact of the COVID-19 pandemic and our commitment to support health and wellness, the Annual Meeting of Stockholders will be held entirely online. The virtual meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. Please see the Notice of Annual Meeting on the next page for more information about how to virtually attend and participate in the Annual Meeting of Stockholders. Your vote is very important. Whether or not you plan to attend the Annual Meeting of Stockholders, please vote at your earliest convenience.

On behalf of the Board, I would like to take this opportunity to thank you, our fellow stockholders, for your ongoing engagement with us during a year in which our Company has operated vigorously on the front lines helping lead the response to an unprecedented global pandemic. Our commitment to open communication and collaboration with stockholders stands firm, even as we continue to fulfill the immense, essential role we play in supporting health and wellness in our communities in response to the ongoing health crisis.

We thank those of you who met with us over the past months and provided invaluable input on our corporate governance practices. At a time when our industries are re-evaluating risk and adapting to change more quickly than ever, we reaffirm our steadfast and ongoing commitment to strong corporate governance and to rigorous, independent Board leadership. Throughout a year marked by urgent issues, the full Board and its Committees have continued to provide direction and oversight to management, including on the elements and dimensions of the major risks we face. Effective governance remains a critical driver of our long-term strategy and I encourage you to read more about our governance structure and practices in this proxy statement.

In July, we announced a search for a new Chief Executive Officer as we continue our work to drive further progress on our key strategic priorities and to transform the business for the future to address the rapidly-evolving healthcare sector. The strength of our governance practices will remain critical during this leadership transition.

We could not be more proud of Walgreens Boots Alliance employees and how they have responded to the COVID-19 pandemic. They have worked tirelessly to adapt our business to evolving societal needs while prioritizing the health, safety and well-being of our customers, all while providing critical access to healthcare, trustworthy information and innovative solutions. I am proud of the leadership our management team has shown during this time of crisis as well. Our leaders have met the challenge of COVID-19 head on with incredible stamina and resolute focus on fulfilling the Company’s purpose of promoting health and wellness. They have also done this while leading the organization by example with commendable actions, such as bonuses for our front-line workers and our CEO’s request for no direct compensation for fiscal 2021 in light of the impact of the pandemic.

The pandemic has underlined the importance of sustainability for all enterprises and reinforced our Company’s Corporate Social Responsibility (CSR) strategy, which is centered on the health and well-being of our communities. The Company’s purpose is to help people across the world lead healthier and happier lives and it leverages its international scale to drive health initiatives in collaboration with community partners, to protect the planet, to do business fairly and with integrity and to foster a safe and inclusive workplace. WBA is a component of the Dow Jones Sustainability North America Index, a recognition of the Company's outstanding performance in corporate sustainability.

The Board cares deeply about racial equity and recognizes that while WBA can be proud of its long history of work on diversity and inclusion, we can do more to advance in this area. The Board is committed to drawing from diverse pools of candidates when considering new members as it upholds WBA’s core values, which have been updated to reflect inclusion, as well as trust, care, innovation, partnership and dedication.

On behalf of my fellow independent directors and the entire Board, thank you for your partnership and investment in WBA. We appreciate your trust and confidence in our leadership.

Sincerely,

William C. Foote
Lead Independent Director

2021 Proxy Statement       1

Notice of 2021 Annual Meeting of Stockholders

Background

Date and Time Thursday, January 28, 2021 at 8:00 a.m. Central Time	Location The Annual Meeting will be held exclusively online at www.virtualshareholdermeeting. com/WBA2021	Who Can Vote
The Board of Directors has fixed the close of business on November 30, 2020 as the record date. You are entitled to vote at the Annual Meeting and at any adjournment thereof if you were a holder of the Company’s common stock as of the close of business on November 30, 2020.

Proposals that Require Your Vote

		Board Recommendation	Learn More
1	Vote on the election of 11 director nominees named in this proxy statement	FOR each nominee	► Page 13
2	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2021	FOR	► Page 49
3	Approve, on an advisory basis, our named executive officer compensation	FOR	► Page 53
4	Approve the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan	FOR	► Page 86
5-6	Consider two stockholder proposals, if properly presented at the meeting	AGAINST	► Page 93

Stockholders will also transact such other business as may properly be brought before the meeting or any adjournment thereof by or at the direction of the Board of Directors.

These proxy materials are first being sent (or, as applicable, made available) to stockholders commencing on December 8, 2020.

Your vote is important. Please vote by Internet, telephone or mail as soon as possible to ensure your vote is recorded properly.

The Annual Meeting will be held entirely online via live audio webcast due to the public health impact of the COVID-19 pandemic and to support the health and wellness of our stockholders, directors, team members, and guests. The virtual Annual Meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. To attend the Annual Meeting, examine our list of stockholders, vote and submit your questions during the Annual Meeting, go to www.virtualshareholdermeeting.com/WBA2021. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com and by the other methods described in this proxy statement. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders.

To be admitted to the Annual Meeting, please visit www.virtualshareholdermeeting.com/WBA2021. You will log into the Annual Meeting by entering your unique 16-digit control number found on your proxy card or voting instruction form. For more information about how to attend the Annual Meeting online, please see “Attending the Annual Meeting” on page 103 of this proxy statement.

By order of the Board of Directors,

Joseph B. Amsbary, Jr.
Vice President, Corporate Secretary

December 8, 2020
Walgreens Boots Alliance, Inc.
108 Wilmot Road
Deerfield, Illinois 60015
(principal executive office)

Stockholders of record may vote without attending the Annual Meeting by one of the following methods:

Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided.	Call the toll-free telephone number 1-800-690-6903 and follow the recorded instructions.	Go to https://www.proxyvote.com and follow the instructions on the website.

2      Walgreens Boots Alliance

Our Board of Directors (the “Board”) is soliciting your proxy on behalf of the Company for our 2021 annual meeting of stockholders (the “Annual Meeting”), which will be held on January 28, 2021 at 8:00 a.m., Central Time, or any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”), and the accompanying Notice of Annual Meeting of Stockholders and proxy card, are being distributed, along with the 2020 Annual Report, beginning on December 8, 2020 to holders of our common stock, par value $0.01 per share, as of the close of business on November 30, 2020 (the “Record Date”). The Proxy Statement Summary highlights selected information that is provided in more detail throughout this Proxy Statement. The Proxy Statement Summary does not contain all of the information you should consider before voting. You should read the full Proxy Statement before casting your vote.

Walgreens Boots Alliance, Inc., a Delaware corporation, is the successor to Walgreen Co., an Illinois corporation (“Walgreens”), following the completion of the holding company reorganization approved by Walgreens shareholders on December 29, 2014. Unless otherwise stated, references herein to the “Company,” "WBA," “we,” “us,” and “our” refer to Walgreens Boots Alliance, Inc. from and after the effective time of the holding company reorganization on December 31, 2014 and, prior to that time, to its predecessor Walgreens. Unless otherwise stated, all information presented in this proxy statement is based on our fiscal calendar, which ends on August 31 (e.g., references to “2020” refer to the fiscal year ended August 31, 2020).

2021 Proxy Statement       3

Proxy Statement Summary

Company Overview

We are a global leader in retail and wholesale pharmacy, touching millions of lives every day through dispensing and distributing medicines, and through our convenient retail locations, digital platforms and health and beauty products, with sales of $139.5 billion in fiscal 2020. We have more than 100 years of trusted healthcare heritage and innovation in community pharmacy and pharmaceutical wholesaling.

We are the largest retail pharmacy, health and daily living destination across the United States and Europe. Walgreens Boots Alliance and the companies in which it has equity method investments together have a presence in more than 25* countries and employ more than 450,000* people. Including equity method investments, the Company has more than 21,000* stores in 11* countries, and one of the largest global pharmaceutical wholesale and distribution networks, with over 425* distribution centers delivering to more than 250,000** pharmacies, doctors, health centers and hospitals each year in more than 20* countries. In addition, we are one of the world’s largest purchasers of prescription drugs and many other health and well-being products. Our size, scale and expertise will help us to expand the supply of, and address the rising cost of, prescription drugs in the United States and worldwide.

We are proud to be a force for good through our contributions to healthy communities, a healthy planet, an inclusive workplace and a sustainable marketplace.

Our retail and business brands

Our portfolio of retail and business brands includes Walgreens, Duane Reade, Boots and Alliance Healthcare, as well as increasingly global health and beauty product brands, such as No7, Soap & Glory, Liz Earle, Botanics, Sleek MakeUP and YourGoodSkin. Our community pharmacy and pharmaceutical wholesaling operations have a trusted healthcare heritage and a history of innovation. Our partnerships with some of the world’s leading companies enable us to extend our healthcare solutions and convenience offering to the communities we serve.

Key strategic priorities

●	Creating neighborhood health destinations around a more modern pharmacy;
●	Transforming and restructuring our retail offering;
●	Accelerating the digitalization of our Company; and
●	Accelerating and increasing our Transformational Cost Management Program.

*	As of August 31, 2020.
**	For 12 months ending August 31, 2020.

4       Walgreens Boots Alliance

Proxy Statement Summary

COVID-19 Impact on the Company

Our Company’s essential role in healthcare has been put to the test during the unprecedented global COVID-19 pandemic. We rose to the challenge, living our purpose to help people lead healthier and happier lives. Our people have worked tirelessly on the front lines to help vulnerable people adhere to their medications and stay healthy, to ramp up new testing services, to implement delivery options including free prescription delivery, to expand our digital and telehealth capabilities and ability to fill orders, to facilitate supply chain continuity and access to essential items and to help keep our patients, customers and team members safe.

At the heart of our pharmacy-led business, our pharmacists activated their unique strengths to serve their communities and help to fight the spread of the virus. As we continue to partner with government health agencies to help combat the coronavirus, our pharmacists have become trusted resources to help accurately address patient questions and concerns and to provide testing and train others to test and to conduct community health consultations.

Across the globe, our crisis response teams have actively worked to find ways for the Company and its wide network of healthcare and strategic partners to play a greater role in the global emergency – including working with the U.S. federal government to expand access to COVID-19 testing and preparing our retail pharmacies to help millions of people access a vaccine when one becomes available. We are also working closely with the U.S. federal government’s Operation Warp Speed, a public-private partnership to accelerate development, manufacturing and distribution of COVID-19 vaccines, as well as the Centers for Disease Control and Prevention (CDC), the Department of Health and Human Services, and state and local governments to support access to COVID-19 vaccines, once approved.

Throughout the pandemic, safety has been our watchword. In our stores we implemented extra cleaning, social distancing and face covering protocols, implemented contactless payment, expanded drive-thru and delivery options and initiated other measures. We have listened to our employees, implementing feedback mechanisms and conducting wellness checks. And we have responded to their needs and concerns in real time, providing personal protective equipment, expanding paid sick leave in cases of COVID-19, adopting workplace flexibility measures, reviewing travel guidelines for employees and helping colleagues across our global business take appropriate steps in the best interest of their families.

Our business has been significantly impacted by the pandemic, as foot traffic fell in stores during lockdowns, demand for medication fell temporarily as doctor visits and elective medical procedures were halted and we incurred increased costs to protect the health and safety of our patients, customers and team members. However, we remain committed to and focused on our strategic priorities. The pandemic has reinforced our pharmacy-centered business as being at the heart of community healthcare and we are expanding on that role for the future.

Leadership Transition

On July 27, 2020, the Company announced a search for a new Chief Executive Officer and its plans for a transition of leadership to drive further progress on its key strategic priorities and to transform the business for the future to address the rapidly-evolving healthcare sector.

The Company also announced that when the new Chief Executive Officer takes office, its current Chief Executive Officer, Stefano Pessina, will resign as Chief Executive Officer and Executive Vice Chairman of the Board and be appointed as the Executive Chairman of the Board on an annual basis (provided that Mr. Pessina is a member of the Board at the time and subject to applicable law, including fiduciary duties) in accordance with the Company's letter agreement with Mr. Pessina, and James Skinner, the Company’s current Executive Chairman of the Board, will resign as Executive Chairman, while remaining on the Board to provide continuity to the Board during the management transition.

2021 Proxy Statement       5

Proxy Statement Summary

Voting Matters

The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendations with respect to each proposal.

		Board Recommendation	Page Reference
1	Election of 11 Directors Named in this Proxy Statement	FOR each nominee	13
2	Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2021	FOR	49
3	Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay”)	FOR	53
4	Approval of the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan	FOR	86
5	Stockholder Proposal Requesting an Independent Board Chairman	AGAINST	93
6	Stockholder Proposal Requesting Report on how Health Risks from COVID-19 Impact the Company's Tobacco Sales Decision-Making	AGAINST	95

Other than the matters listed above, the Company knows of no other matters to be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting or any adjournment thereof, the proxies intend to vote your shares in accordance with their best judgment.

Board Composition and Evaluation

The Board is committed to ensuring that its composition is aligned with the Company's needs and that as the business evolves over time, fresh viewpoints and perspectives are regularly considered. Each year, the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”) oversees a robust, multi-step Board evaluation process, including a confidential director peer review process led by our Lead Independent Director, which we believe is an essential component of Board effectiveness. We also regularly discuss director succession and Board refreshment, both in executive sessions and as a full Board.

The Nominating and Governance Committee oversees and facilitates our nomination process and seeks to cultivate a Board with the appropriate skill sets, balance of tenure, and diversity of experiences to discharge its responsibilities effectively. Each director possesses a unique background and, in the aggregate, we believe the Board encompasses the skills and experiences deemed important to effectively oversee our business. In 2020, the Board reaffirmed its commitment to diversity, when it amended the Company’s Corporate Governance Guidelines (the “Corporate Governance Guidelines”) and the charter of the Nominating and Governance Committee to provide that when searching for new directors, the Nominating and Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which Board nominees are chosen. In October 2020, the Board appointed Valerie B. Jarrett, who is the Company’s first female African American director and the fourth woman on the current Board.

6       Walgreens Boots Alliance

Proxy Statement Summary

The following graphic summarizes our process of composing and evaluating our Board and the key skills, qualifications and experiences that the Nominating and Governance Committee currently believes should be represented on the Board, as well as the number of directors who possess each skill. Also included are statistics (as of the Record Date) that underscore our commitment to refreshment and diversity, which we believe are critical elements of a strong Board.

Composing and Evaluating our Board
1 Review output of the Board evaluation 2 Assess how each director impacts the skills and experience represented on the Board in the context of the current and future needs of the Company	3 If deemed necessary, in conjunction with a third-party search firm, identify new director nominee(s) 4 Recommend to the Board a slate of candidates for election

A Snapshot of our 2021 Nominees
Tenure 9.9 Years Average Tenure	Skills, Qualifications and Experience
Diversity

2021 Proxy Statement       7

Proxy Statement Summary

Board of Directors

The Board consists of highly experienced and accomplished directors who are uniquely qualified to oversee our business. The following table provides summary information about each director nominee as of the Record Date. Each director stands for election annually. Detailed information about each director’s background, skill set and areas of experience can be found beginning on page 18 of the Proxy Statement.

On July 27, 2020, the Company announced a search for a new Chief Executive Officer. The Company also announced that when the new Chief Executive Officer takes office, Mr. Pessina will resign as Chief Executive Officer and Executive Vice Chairman of the Board and be appointed as the Executive Chairman of the Board (subject to applicable law, including fiduciary duties) and Mr. Skinner will resign as Executive Chairman of the Board, while remaining on the Board to provide continuity to the Board during the management transition.

Board Member Details

Name and Principal Occupation	Independent	Age	Director Since (Calendar Year)	Currently Serving on Other Public Boards	Committee Memberships
					A	C	F	N
José E. Almeida Chairman & CEO, Baxter International Inc.		58	2017	●Baxter International Inc.
Janice M. Babiak Former Managing Partner, Ernst & Young LLP		62	2012	●Bank of Montreal ●Euromoney Institutional Investor PLC
David J. Brailer Chairman, Health Evolution Partners		61	2010
William C. Foote Lead Independent Director, Walgreens Boots Alliance, Inc. Former Chairman and CEO, USG Corporation		69	1997
Ginger L. Graham Former President and CEO, Amylin Pharmaceuticals		65	2010	●Clovis Oncology, Inc.
Valerie B. Jarrett Former Senior Advisor to President Barack Obama		64	2020	●Lyft, Inc. ●2U, Inc. ●Ralph Lauren Corporation
John A. Lederer Senior Advisor, Sycamore Partners		65	2015	●Maple Leaf Foods ●US Foods
Dominic P. Murphy Managing Partner and Co-Head of UK Investments, CVC Capital Partners		53	2012	●THG Holdings plc
Stefano Pessina Executive Vice Chairman and CEO, Walgreens Boots Alliance, Inc.		79	2012
Nancy M. Schlichting Former CEO, Henry Ford Health System		66	2006	●Hill-Rom Holdings, Inc. ●Encompass Health Corporation
James A. Skinner Executive Chairman, Walgreens Boots Alliance, Inc.		76	2005
Chair	Member	A	Audit	C	Compensation and Leadership Performance	F	Finance	N	Nominating and Governance

8       Walgreens Boots Alliance

Proxy Statement Summary

Corporate Governance Highlights

We are committed to corporate governance policies and practices that serve the interests of our stockholders. The following table summarizes certain highlights of our governance policies and practices:

●Annual Election of All Directors;
●Majority Voting for All Directors in Uncontested Elections;
●Cumulative Voting for Election of Directors;
●No Supermajority Voting Provisions;
●No Stockholder Rights Plan (“Poison Pill”);
●3%, 3-Year Proxy Access By-law;
●Stockholder Right to Request Special Meetings at 20%;
●Stockholder Right to Act by Written Consent;
●Enhanced Commitment to Diversity, including Women and Minorities, in Corporate Governance Documents;

●Independent Lead Director Responsibilities;
●Regular Executive Sessions of Independent Directors;
●Annual Board and Committee Evaluation Process;
●Strategic and Risk Oversight by Board and Committees;
●Commitment to Sustainability at the Senior Executive and Board Levels;
●Stock Ownership Guidelines for Executives and Directors;
●Policies Prohibiting Hedging and Short Sales of Stock by Directors, Executives and Senior Employees;
●Active Stockholder Engagement; and
●Board Composition Requirement of Two-Thirds Independent.

More information about our corporate governance efforts can be found in “Governance—Our Commitment to Strong Corporate Governance” beginning on page 25 of this Proxy Statement.

Stockholder Engagement and Board Responsiveness

We value an open dialogue with our stockholders, and we believe that regular communication with our stockholders and other stakeholders is a critical part of enabling our long-term success.

During fiscal 2020, members of our management team met with many of our stockholders. In addition, in advance of the Annual Meeting, we conducted formal outreach relating to governance matters as described below:

Reached out to approximately
40
of our largest stockholders representing over
40%
of our outstanding stock*

*As of August 31, 2020, excluding shares held by affiliates of Stefano Pessina, our Executive Vice Chairman and Chief Executive Officer.

Discussed wide-ranging topics, including:

●Board oversight of response to COVID-19 pandemic
●Board oversight of strategy and risk management
●Corporate governance and Board succession planning
●Executive compensation, diversity, equity and inclusion and human capital
●Sustainability and corporate social responsibility initiatives
We have made improvements in recent years in response to stockholder feedback and our continuous focus on best practices

●We amended our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee to provide that when searching for new directors, the Nominating and Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which Board nominees are chosen.

●We approved new performance metrics for the fiscal 2021 short and long-term incentive programs, including a diversity metric in the short-term program, to further align our incentive programs with key Company initiatives, such as cost savings and digital innovation investments.
●We published our Board Report on Oversight of Risks Related to Opioids.
●We revised our clawback policy to provide that we will publicly disclose enforcement against any of our executive officers, unless the Board or the Compensation and Leadership Performance Committee concludes that legal or privacy concerns would prevent such disclosure.
●We amended the charter and renamed our Compensation and Leadership Performance Committee to reflect the Committee’s dedication to broader oversight of leadership performance, including areas of diversity and inclusion, management development and talent recruitment, retention and engagement.
●We enhanced our disclosure regarding our Board leadership structure and our Board’s role in the oversight of risk management and strategy in this Proxy Statement.

More information about our stockholder engagement efforts can be found in “Governance—Board Responsibilities—Stockholder Engagement” beginning on page 38 of this Proxy Statement.

2021 Proxy Statement       9

Proxy Statement Summary

Corporate Social Responsibility

Spotlight: Corporate Social Responsibility and our Response to COVID-19

As a leading global pharmacy retailer and distributor that provides an essential public service, it is our Company’s responsibility and a business imperative to operate sustainably for people and the planet at all times. This is especially true in times of crisis. The global COVID-19 pandemic, an unprecedented and ongoing emergency, has given us an opportunity to reinforce ourselves as a caring corporate citizen and we are emerging even more resilient for the future.

The Company stepped up to make a difference during the pandemic, engaging with employees and external stakeholders to understand their needs. Our sustainability work has always been embedded in our business operations and this has been more true than ever during the global pandemic, as we have responded with agility to the needs of millions of customers and our own employees.

Highlights of our response include collaborating with government and industry partners to implement testing sites, rapidly putting in place safety measures for customers and employees, activating our expert pharmacists to provide trustworthy health information for the public, working to guarantee supplies of essential items including personal protective equipment, pivoting our charity work to help people most vulnerable to the pandemic, and conducting targeted outreach to the most at-risk patients to help them access medication and essential items.

Transparency and accountability are central to our approach to sustainability. We report our progress on our Corporate Social Responsibility ("CSR") commitments annually, in our CSR Report. At the Board level, several Committees have oversight of CSR-related policies, programs and risks, with the Nominating and Governance Committee having broad oversight of policies and activities regarding sustainability and CSR.

Please read more about the Company’s response to the pandemic and our other CSR efforts in “Governance—Board Responsibilities —Sustainability and Corporate Citizenship” beginning on page 40 of this Proxy Statement.

Executive Compensation Program

Our executive compensation program incorporates policies and practices designed to be aligned with the Company’s long-term goals and strategies and promote responsible pay and governance practices. We believe we have a strong pay-for-performance philosophy, which seeks to link the interests of our executives with those of our stockholders. Accordingly, we emphasize variable and performance-based compensation over fixed or guaranteed pay.

In fiscal 2020, to maintain alignment of our executive compensation program with the objectives of our other stockholders and with then-current market practices for the compensation of executives, we made the following two changes to the design of the executive compensation programs:

●	We added time-vested Restricted Stock Units ("RSUs") to the mix of equity vehicles, resulting in a mix of 50% Performance Shares, 25% Stock Options and 25% RSUs.
●	We widened our performance curve applicable to both Performance Shares and Short-Term Incentives from 95% of the target goal paying at 50% of target and 110% of the target goal paying at 150% (Performance Shares) /200% of target (for Short-Term Incentives) to be 90% of the target goal paying at 50% of target and 110% of target goal paying at 150% (Performance Shares) /200% of target (for Short-Term Incentives).

Impact of COVID-19: In light of the impact of the COVID-19 pandemic on the Company’s business and the economy in general, the Compensation and Leadership Performance Committee has used the principles and executive compensation philosophy described in this Proxy Statement to guide its decisions related to executive compensation, with a focus on supporting the business decisions and leadership required during this unprecedented time. A majority of the compensation decisions, including base salary adjustments, incentive plan target setting, and the granting of fiscal 2020 long-term incentive awards, were made in October 2019, prior to and long before we could anticipate the impact of COVID-19. Consequently, the Compensation and Leadership Performance Committee, with the input of its independent compensation consultant, evaluated appropriate adjustments to recognize both actual Company performance and the extraordinary efforts of our executives and broader team members during this unprecedented and unanticipated pandemic and this period of social unrest. In particular, the Compensation and Leadership Performance Committee’s review of our incentive plans in light of the impact of COVID-19 considered internal business objectives, including the Company’s key strategic priorities discussed above, external market data and stockholder feedback.

For fiscal 2021, the Compensation and Leadership Performance Committee did not increase the salary of any of the Company’s named executive officers in light of the impact of COVID-19 on our business and the uncertainty of its future impact. In addition, Mr. Pessina requested that the Compensation and Leadership Performance Committee not grant him any long-term equity incentive awards (or any other direct compensation) in fiscal 2021. Accordingly, Mr. Pessina did not participate in the November 2021 long-term equity incentive grants.

10      Walgreens Boots Alliance

Proxy Statement Summary

We have addressed these decisions and the adjustments due to COVID-19 in detail in the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement.

Substantially all CEO compensation is comprised of long-term equity incentives.

Executive Participation
	Metric	Objective	Stefano Pessina (CEO)	James Skinner (Executive Chairman)	Other Named Executive Officers

Cash	Individual Performance	●Competitive fixed compensation to attract and retain talent

Cash	Adjusted Operating Income	●Incentive to achieve strong Company and individual performance

50% Performance Shares	3-year Cumulative Adjusted Earnings Per Share	●Incentive to achieve strong Company and individual performance ●Rewards long-term Company performance ●Links interests of the executives to the interests of stockholders		100% Restricted Stock Units ●Value varies with stock price ●Three year cliff vesting
25% Stock Options	Stock Price
25% Restricted Stock Units	Stock Price

*	Subject to individual performance modifier adjustments

The graphic above does not include special RSU awards (the "Transformational Cost Management Program awards"), which were approved by the Compensation and Leadership Performance Committee on December 9, 2019, and granted to individuals that were viewed as key to the success of the Company’s Transformational Cost Management Program, including certain of our executives. These awards are described in more detail in the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement.

As noted above, Mr. Pessina did not participate in the November 2021 long-term equity incentive grants at his request.

Target Pay Mix

Stefano Pessina (CEO) and James Skinner (Executive Chairman)

Average of All Other NEOs

•

Information in graphics is based on total direct compensation (i.e., annual base salary, target annual cash incentive and target long-term incentive compensation) and excludes other elements of compensation, including the Transformational Cost Management Program awards described above and perquisites.

2021 Proxy Statement      11

Proxy Statement Summary

We support our pay-for-performance philosophy by implementing commonly viewed best practices that the Compensation and Leadership Performance Committee believes further align our executives’ interests with those of our stockholders.

We DO Have This Practice	We DO NOT Have This Practice
●Incentive award goals that are objective and tied to key Company performance metrics
●A majority of compensation delivered as at-risk compensation in the form of equity-based awards that are tied to stockholder return
●Stock ownership guidelines
●Policies prohibiting hedging/short sales of stock by directors, executives and senior employees
●Compensation recoupment “Clawback” policy
●Double-trigger change in control severance for participating Named Executive Officers (“NEOs”)
●Performance Share awards generally have a three-year performance period to drive sustainable value creation and promote retention
●Market comparison of executive compensation against a relevant peer group

●Multi-year guarantees for salary increases, non- performance based bonuses, or equity compensation
●Change in control excise tax gross-ups for NEOs
●Repricing of options without stockholder approval
●Excessive perquisites
●Excessive severance and/or change in control provisions
●Payout of dividends or dividend equivalents on unearned or unvested equity
●Excessive pension or defined benefit supplemental executive retirement plan (SERP)
●A high percentage of fixed compensation

More information about our pay-for-performance philosophy can be found in “Executive Compensation” beginning on page 54 of this Proxy Statement.

12      Walgreens Boots Alliance

Proposal 1:
Election of Directors

What am I voting on? Stockholders are being asked to elect 11 director nominees named in this Proxy Statement for a one-year term.
What is the Board’s voting recommendation?
Vote FOR

The Board recommends a vote “FOR” each of the director nominees named in this Proxy Statement. Valid proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

What is the required vote?
With respect to the election of directors, the number of votes “FOR” a director’s election must be a majority of the votes cast by the holders of the shares of our common stock voting in person or by proxy at the Annual Meeting with respect to that director’s election. Abstentions with respect to a director will have the same effect as a vote “AGAINST” him or her.

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated 11 directors for election at the Annual Meeting, each to hold office until our next annual meeting of stockholders and until his or her successor is duly elected and qualified or upon his or her earlier death, resignation, or removal.

All of the nominees are currently directors. Each nominee was elected to the Board by our stockholders at our 2020 annual meeting of stockholders (the “2020 Annual Meeting”) with the support of more than 92% of votes cast, other than Valerie B. Jarrett, who was appointed to the Board in October 2020. All of the nominees are expected to virtually attend the Annual Meeting.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Consequently, we know of no reason why any of the nominees would be unable or unwilling to serve if elected. However, if any nominee is for any reason unable or unwilling to serve, the proxyholders intend to vote all proxies received by them for any substitute nominee proposed by the Board (consistent with any applicable terms of the Shareholders’ Agreement, as defined and described further in “—Director Nomination Process—Shareholders’ Agreement and Other Arrangements with Mr. Pessina” below), unless the Board instead chooses to reduce its size.

We are committed to the principle that a firm foundation of board effectiveness is essential to best serve the interests of stockholders, guide the Company and oversee management. As is detailed below in “Governance—Board Effectiveness is the Foundation of Our Corporate Governance,” we believe that effectiveness is a key feature of our Board and results from having the right combination of diverse and expert individuals on the Board as well as having the right processes and structures in place to promote the efficient, engaged and dynamic execution of the Board’s duties and responsibilities.

2021 Proxy Statement      13

Proposal 1

Director Nomination Process

We believe decisions regarding the structure and composition of the Board are critical to ensuring a strong Board that is best suited to guide the Company. As specified in its charter, the Nominating and Governance Committee oversees our director candidate nomination process.

Consideration of Necessary Skills, Experience and Attributes
The Nominating and Governance Committee considers a wide range of factors when assessing potential director nominees. This assessment includes a review of the potential nominee’s judgment, experience, independence, understanding of our business or other related industries, and such other factors as the Nominating and Governance Committee concludes are pertinent in light of the needs of the Board. The Nominating and Governance Committee’s goal is to put forth a diverse slate of candidates with a combination of skills, experience, viewpoints, perspectives and personal qualities that will best serve the Board, the Company, and our stockholders. In 2020, the Board reaffirmed its commitment to diversity, when it amended the Corporate Governance Guidelines and the charter of the Nominating and Governance Committee to provide that when searching for new directors, the Nominating and Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which Board nominees are chosen.
▼
Nominating and Governance Committee Assessment
With respect to the potential re-nomination of current directors, the Nominating and Governance Committee assesses their current contributions to the Board. Among other matters, the Nominating and Governance Committee considers the results of the annual evaluation of the Board and its Committees, which the Nominating and Governance Committee also oversees, when assessing potential director nominees. More detail regarding this annual evaluation process can be found in “Governance—Board Operation and Processes—Board Evaluation and Director Peer Review Process” below.
▼
Stockholder Vote
The Nominating and Governance Committee recommends to the Board a slate of candidates for election at each annual meeting of stockholders. The Nominating and Governance Committee assesses how each potential nominee would impact the skills and experience represented on the Board as a whole in the context of the Board’s overall composition and the current and future needs of the Company and the Board. The Nominating and Governance Committee also evaluates whether a potential director nominee meets the qualifications required of all directors and any of the key qualifications and experience to be represented on the Board, as described further in “—Board Membership Criteria” below.

Board Refreshment and Committee Rotation

The Board believes that a degree of Board refreshment is important to ensure that Board composition is aligned with the changing needs of the Company and the Board, and that fresh viewpoints and perspectives are regularly considered. The Board also believes that directors develop an understanding of the Company and an ability to work effectively as a group over time that provides significant value, and therefore a significant degree of continuity year-over-year should be expected.

As part of planning for director succession, the Nominating and Governance Committee periodically engages in the consideration of potential director candidates, occasionally with the assistance of a third-party advisor or recruitment firm.

Director Nominee Tenure Diversity

14       Walgreens Boots Alliance

Proposal 1

As set forth in the Corporate Governance Guidelines, the Board does not have absolute limits on the length of time that a director may serve, but considers the tenure of directors as one of several factors in re-nomination decisions. The Board has established a retirement age of 75. Subject to our contractual obligations and applicable law, no individual is eligible for election to the Board after his or her 75th birthday unless the Nominating and Governance Committee makes a finding that the nomination of the individual is in the best interests of the Company notwithstanding the individual’s age, and the nomination is also approved by the Board.

While the Board believes that refreshment is an important consideration in assessing Board composition, it also believes the best interests of the Company are served by being able to take advantage of all available talent. Therefore, the Board does not make determinations with regard to its membership based solely on age or tenure.

James A. Skinner, our Executive Chairman, will be older than this retirement age as of the date of the Annual Meeting. In accordance with the Corporate Governance Guidelines, the Nominating and Governance Committee considered whether Mr. Skinner should continue to serve on the Board and in the role of Executive Chairman and determined that his re-nomination is in the best interests of the Company due to the value of maintaining continuity and stability on the Board, and the importance of preserving the existing Board leadership structure at a time when the Company is undergoing significant transformation, including its search for a new CEO, during the COVID-19 crisis. Based on this determination, the Nominating and Governance Committee recommended to the Board, and the Board approved (taking into account the recommendation of the Nominating and Governance Committee, among other factors), Mr. Skinner’s re-nomination for election to the Board at the Annual Meeting. The Nominating and Governance Committee intends to review this determination on an annual basis. As discussed below, upon the effective date of the appointment of the new CEO, Mr. Skinner will resign as Executive Chairman and Mr. Pessina will assume the role of Executive Chairman (subject to applicable law, including fiduciary duties).

Stefano Pessina, our Executive Vice Chairman and Chief Executive Officer, will be older than the retirement age as of the date of the Annual Meeting. However, as described further in “—Shareholders’ Agreement and Other Arrangements with Mr. Pessina” below, Mr. Pessina is the contractual designee of the SP Investors (as defined below) for nomination to the Board, and the Shareholders’ Agreement (as defined below) includes a contractual waiver of any mandatory retirement age policy applicable to his service on the Board.

The Board also reviews Committee assignments yearly to ensure that the needs of the Company are met and that fresh viewpoints and perspectives are regularly considered.

Director Resignation Policy

Our amended and restated by-laws (our "by-laws") state that if a nominee for director who was in office prior to the Annual Meeting is not elected and no successor is elected at such Annual Meeting, the director must promptly tender his or her resignation from the Board. Thereafter, the Nominating and Governance Committee, excluding the director in question, will make a recommendation to the Board about whether to accept or reject the resignation or whether to take other action. The Board, excluding the director in question, will act on the recommendation of the Nominating and Governance Committee and publicly disclose its decision and its rationale within 90 days from the date the election results are certified.

Stockholder-Recommended Director Candidates

Nominees may be suggested by directors, members of management, stockholders or other third parties. Stockholders who would like the Nominating and Governance Committee to consider their recommendations for director nominees should submit their recommendations in writing by mail to Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary. The Nominating and Governance Committee considers stockholder-recommended candidates on the same basis as other suggested nominees.

Stockholder-Nominated Director Candidates (“Proxy Access”)

We have adopted a proxy access by-law, which permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article II, Section 2.20 of our by-laws. See “Additional Information—Director Nominations for Inclusion in the Proxy Statement for the 2022 Annual Meeting” below for more information.

2021 Proxy Statement       15

Proposal 1

Stockholders, including those stockholders who are not eligible to nominate director candidates under our proxy access by-law, may also nominate director candidates in accordance with the advance notice provisions described in our by-laws. See “Additional Information—Other Proposals or Director Nominations for Presentation at the 2022 Annual Meeting” below for more information.

Shareholders’ Agreement and Other Arrangements with Mr. Pessina

On August 2, 2012, in connection with Walgreen Co.’s acquisition of 45% of Alliance Boots GmbH (“Alliance Boots”), Walgreen Co., Kohlberg Kravis Roberts & Co. L.P. (“KKR”) and, inter alios, Stefano Pessina, our current Executive Vice Chairman and Chief Executive Officer (and together with certain of his affiliates, the “SP Investors”) entered into a Shareholders’ Agreement (the “Shareholders’ Agreement”). Pursuant to the Shareholders’ Agreement, for so long as the SP Investors continue to meet certain common stock beneficial ownership thresholds and subject to certain other conditions, the SP Investors are entitled to designate a nominee for election to the Board. The SP Investors continue to meet these beneficial ownership thresholds, and Mr. Pessina is the current designee of the SP Investors. In addition, on July 23, 2020, Mr. Pessina and the Company entered into a letter agreement which provides, among other things, that upon the effective date of the appointment of the new Chief Executive Officer, the Board will appoint Mr. Pessina on an annual basis (subject to applicable law, including fiduciary duties) as Executive Chairman, provided that Mr. Pessina is a member of the Board of the Company at the time. For more information about the Shareholders’ Agreement, see “Governance—Board Structure—Related Party Transactions” below.

Board Membership Criteria

Pursuant to its charter, the Nominating and Governance Committee is charged with establishing, and reviewing as necessary, criteria to be used by the Board for selecting directors. The Nominating and Governance Committee believes there are general qualifications that all directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each director.

Qualifications Required of All Directors

The Nominating and Governance Committee seeks to construct a Board consisting of directors with the following qualities:

Experience	Personal attributes
●High-level leadership experience in business or managerial activities and significant accomplishments;
●Expertise in key facets of corporate management;
●Breadth of knowledge about issues affecting the Company; and
●Proven ability and willingness to contribute special competencies to the Board’s activities.

●Personal integrity;
●Loyalty to the Company and concern for its success and welfare;
●Willingness to apply sound and independent business judgment;
●Awareness of a director’s vital role in good corporate governance and citizenship;
●Willingness and energy to devote the time necessary for meetings and for consultation on relevant matters; and
●Willingness to assume the fiduciary responsibility of a director and enthusiasm about the prospect of serving.

With respect to directors who are not employees of the Company (“Non-Employee Directors”), the Nominating and Governance Committee also focuses on continued independence under the listing standards of The Nasdaq Global Select Market (“Nasdaq”), transactions that may present conflicts of interest, changes in principal business activities, and overall prior contributions to the Board.

16       Walgreens Boots Alliance

Proposal 1

Key Skills, Qualifications and Experience to be Represented on the Board

The Board has identified key skills, qualifications and experience that are important to be represented on the Board as a whole in light of our current business strategy and expected needs. The table below summarizes the key skills, qualifications and experience of each nominee. This summary is not intended to be an exhaustive list of each nominee’s skills or contributions to the Board.

Walgreens Boots Alliance, Inc. Board of Directors Expertise Analysis Matrix

Key Competencies/Experience
Business Development and M&A	●	●	●	●	●	●	●	●	●	●	●
Corporate Governance	●	●	●	●	●	●	●	●	●	●	●
Current or Former Public Company CEO	●		●	●	●		●		●		●
Finance and Accounting	●	●	●	●	●	●	●	●	●	●	●
Global Operations	●	●	●	●	●	●	●	●	●		●
Healthcare or Regulated Industries	●	●	●	●	●	●	●	●	●	●	●
Human Capital	●	●	●	●	●	●	●	●	●	●	●
Retail or Consumer-Facing Industries		●				●	●		●	●	●
Risk Management	●	●	●	●		●				●	●
Technology or E-commerce		●	●			●

Consideration of Diversity

The Nominating and Governance Committee also assesses whether the group of nominees is comprised of individuals with a diversity of perspectives, viewpoints, backgrounds and professional experiences that would best serve the Board, the Company, and our stockholders. The Board, in accordance with our Corporate Governance Guidelines, considers diversity in broad terms, including, but not limited to, competencies, experience, geography, gender, ethnicity, race and age, with the goal of obtaining diverse perspectives, viewpoints, backgrounds and professional experiences. In 2020, the Board reaffirmed its commitment to diversity, when it amended the Corporate Governance Guidelines and the charter of the Nominating and Governance Committee to provide that when searching for new directors, the Nominating and Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which Board nominees are chosen. In October 2020, the Board appointed Valerie B. Jarrett, who is the Company’s first female African American director and the fourth woman on the current Board.

2021 Proxy Statement       17

Proposal 1

2021 Director Nominees

Our by-laws provide that the number of directors shall be determined by the Board, which has currently set the number at 11. The Board reserves the right to increase or decrease its size at any time. Upon the recommendation of the Nominating and Governance Committee, the Board has nominated each of the following 11 nominees for election at the Annual Meeting. All of the nominees, other than Messrs. Pessina and Skinner, are independent under Nasdaq listing standards. See “Governance—Board Structure—Director Independence” below for more information.

The Board believes that each nominee has the skills, experience and personal qualities the Board seeks in its directors, and that the combination of these nominees creates an effective and well-functioning Board, with a diversity of perspectives, viewpoints, backgrounds and professional experiences that best serves the Board, the Company and our stockholders.

Included in each director nominee’s biography is a description of select key qualifications and experience that led the Board to conclude that each nominee is qualified to serve as a member of the Board. All biographical information below is as of the Record Date.

José E. Almeida

Director since: April 2017
Age: 58
Independent

Committee Memberships:

●Compensation and Leadership Performance
●Nominating and Governance

Other Current Public Company Boards:

●Baxter International Inc.
Professional Experience

Baxter International Inc., a global medical device company

●Chairman of the Board and Chief Executive Officer (January 2016 – Present)
●Executive Officer (October 2015 – January 2016)

The Carlyle Group, a global alternative asset manager

●Senior Advisor (May 2015 – October 2015)

Covidien plc (formerly Tyco Healthcare), a global healthcare products company

●Chairman (March 2012 – January 2015)
●President and Chief Executive Officer (July 2011 – January 2015)
●Executive roles (April 2004 – June 2011)

Key Qualifications and Experience
Mr. Almeida has substantial knowledge of the healthcare industry and considerable expertise in leading complex, highly-regulated global organizations, primarily as a result of his roles at Baxter and Covidien. As a native of Brazil, Mr. Almeida brings a diverse perspective alongside his significant international business experience. With his experience as a director of several large, publicly-traded companies, he has an extensive background in public company governance and has dealt with a wide range of issues, including risk management, talent development, executive compensation, and succession planning.

Other Directorships
Mr. Almeida has served on the board of directors of Baxter International Inc. since January 2016 and served on the board of directors of State Street Corporation from October 2013 to November 2015; Analog Devices, Inc. from December 2014 to November 2015; and EMC Corporation from January 2015 to November 2015.

18       Walgreens Boots Alliance

Proposal 1

Janice M. Babiak

Director since: April 2012
Age: 62
Independent

Committee Memberships:

●Audit (Chair)
●Finance

Other Current Public Company Boards:

●Bank of Montreal
●Euromoney Institutional Investor PLC
Professional Experience

Ernst & Young LLP

●Former Managing Partner
●Variety of roles in the United States and the United Kingdom (1982 – 2009)
●Founder and Global Leader of EY’s Climate Change and Sustainability Services practice (July 2008 – December 2009)

●Board Member and Managing Partner of Regulatory & Public Policy for the Northern Europe, Middle East and India and Africa (NEMIA) region (July 2006 – July 2008)
●A Founder of EY’s technology security and risk services practice in 1996, building and leading cyber and IT security, data analytics, and technology risk practices in the NEMIA region

Key Qualifications and Experience
Ms. Babiak is a U.S.-qualified Certified Public Accountant (CPA), Certified Information Systems Auditor (CISA), and Certified Information Security Manager (CISM). She is a Chartered Accountant (FCA), and a member of the Institute of Chartered Accountants in England and Wales (ICAEW), of which she served as a Council Member from 2011 until she reached the term limit in 2019.

Ms. Babiak brings to the Board her general management expertise and depth of experience in the areas of audit, accounting, and finance, through her prior experience as a Council Member of the ICAEW and as a managing partner at EY, including service as partner for a number of retail and healthcare-related industry clients. With her extensive accounting knowledge and experience, she is highly qualified to serve as the chair of the Audit Committee of the Board (the “Audit Committee”) and as a member of the Finance Committee of the Board (the “Finance Committee”). Through her career experience and current CISM and CISA qualifications, she provides the Board with meaningful insight and knowledge related to information technology, cybersecurity best practices, and the relationship between information security programs and broader business goals and objectives. Her international experience, leadership in the areas of climate change and sustainability, and experience working with and serving on the audit committees of other publicly-traded companies further contribute to the perspective and judgment that she brings to service on the Board.

Other Directorships
Ms. Babiak has served on the board of directors of Bank of Montreal since October 2012 and on the board of directors of Euromoney Institutional Investor PLC, an international business-information group listed on the London Stock Exchange, since December 2017. Previously, she served as a non-executive director of Royal Mail Holdings plc from March 2013 to April 2014 as it transitioned from government ownership to a FTSE 100-listed company; Experian plc from April 2014 to January 2016; and Logica plc from January 2010 until its sale in August 2012.

David J. Brailer, MD, PhD Director since: October 2010 Age: 61 Independent Committee Memberships: ●Audit ●Finance (Chair)	Professional Experience

Health Evolution Partners, a private equity firm focused on the healthcare industry

●Chairman (2006 – Present)

Department of Health and Human Services of the U.S. federal government

●National Coordinator for Health Information Technology (May 2004 – April 2006)

Health Technology Center

●Senior Fellow (2002 – 2004)

CareScience, Inc., a provider of care management services and Internet-based healthcare solutions

●Chairman and Chief Executive Officer (1992 – 2002)

The Wharton School of Business at the University of Pennsylvania

●Former Adjunct Assistant Professor of Health Care Systems

Key Qualifications and Experience
With his experience as Chairman and Chief Executive Officer of CareScience, Inc. for more than ten years and his subsequent experience with the U.S. federal government, where he was commonly referred to as the “health information technology czar,” Dr. Brailer provides the Board with strong technology experience coupled with business leadership and expertise. In addition, he brings to the Board insight and knowledge of investment and market conditions in the healthcare industry.

Other Directorships
Dr. Brailer has served on the boards of directors of a number of privately-held companies in the healthcare industry.

2021 Proxy Statement       19

Proposal 1

William C. Foote Director since: January 1997 Age: 69 Lead Independent Director Committee Memberships: ●Compensation and Leadership Performance ●Nominating and Governance (Chair)	Professional Experience

Independent Business Advisor

Walgreens Boots Alliance, Inc.

●Lead Independent Director (January 2015 – Present)

USG Corporation, a manufacturer and distributor of building materials

●Chairman of the Board (April 1996 – December 2011)
●Chief Executive Officer (January 1996 – December 2010)
●President (September 1999 – January 2006)
Williams College ●Trustee Northwestern Memorial HealthCare ●Life Trustee The Federal Reserve Bank of Chicago ●Former Chairman of the Board

Key Qualifications and Experience
With many roles as a corporate director over the years and his experience as Chairman and Chief Executive Officer of USG Corporation, Mr. Foote provides the Board with strong business leadership, expertise in strategy formulation, financial acumen, management development and succession planning and substantial experience with respect to corporate governance matters. These roles, in addition to his service as Chairman of The Federal Reserve Bank of Chicago, enable him to provide valuable insights and perspectives with regard to business and market conditions. In addition, he brings strength in the area of corporate governance to his role as chair of the Nominating and Governance Committee.

Ginger L. Graham Director since: April 2010 Age: 65 Independent Committee Memberships: ●Audit ●Nominating and Governance Other Current Public Company Boards: ●Clovis Oncology, Inc.	Professional Experience

Two Trees Consulting, Inc., a healthcare and executive leadership consulting firm

●President and Chief Executive Officer (November 2007 – December 2016)

Harvard Business School

●Senior Lecturer (October 2009 – June 2012)

Amylin Pharmaceuticals, a biopharmaceutical company

●Director (1995 – 2009)
●Chief Executive Officer (September 2003 – March 2007)
●President (September 2003 – June 2006)

Guidant Corporation, a cardiovascular medical device manufacturer

●Various positions including Group Chairman, Office of the President, President of the Vascular Intervention Group, and Vice President (1994 – 2003)

Key Qualifications and Experience
Ms. Graham brings to the Board her extensive experience in senior management and leadership roles in the healthcare industry, including experience leading companies in drug, device, and product development and commercialization. The Board values her insight and experience, including her service on the faculty of Harvard Business School where she taught classes in entrepreneurship. She also brings to her service on the Board valuable experience as a director of publicly- and privately-held life sciences companies and as a consultant to healthcare companies regarding strategy, leadership, team building, and capability building.

Other Directorships
Ms. Graham has served on the board of directors of Clovis Oncology, Inc. since 2013 (and has served as its chair since 2019). She served on the board of directors of Genomic Health, Inc. from 2008 until its merger with Exact Sciences Corporation in 2020.

20       Walgreens Boots Alliance

Proposal 1

Valerie B. Jarrett

Director since: October 2020
Age: 64
Independent

Committee Memberships:

●Audit
●Compensation and Leadership Performance

Other Current Public Company Boards:

●Lyft, Inc.
●2U, Inc.
●Ralph Lauren Corporation
Professional Experience

University of Chicago Law School

●Distinguished Senior Fellow (January 2018 – Present)

Obama Foundation, a non-profit organization

●Senior Advisor (April 2018 – Present)

United States White House

●Senior Advisor to the President (January 2009 – January 2017)

The Habitat Company, a Chicago real estate development and management firm

●Various senior positions, including Chief Executive Officer (1995 — 2009)

City of Chicago

●Commissioner of the Chicago Department of Planning and Development (1992 — 1995)
●Former Deputy Chief of Staff for the Mayor

Key Qualifications and Experience
Ms. Jarrett brings to the Board her unique experience and expertise in governmental and public policy matters, including as a result of her service to a former President of the United States and in various positions with the City of Chicago, along with significant private sector experience. The Board also values her diverse perspectives as a business executive and civic leader, as well as an African-American woman. Ms. Jarrett was identified as a director nominee by other members of the Board.

Other Directorships
Ms. Jarrett has served on the boards of directors of Lyft, Inc., a ride sharing service company, since July 2017, 2U, Inc., an education technology company, since December 2017, and Ralph Lauren Corporation, a premium lifestyle products company, since October 2020. She also serves on the board of Ariel Investments, LLC, a private investment company, and Sweetgreen, a private restaurant chain.

John A. Lederer Director since: April 2015 Age: 65 Independent Committee Memberships: ●Compensation and Leadership Performance ●Finance Other Current Public Company Boards: ●Maple Leaf Foods ●US Foods	Professional Experience

Sycamore Partners, a private equity firm

●Senior Advisor (September 2017 – Present)
●Executive Chairman of privately-held Staples, Inc. (and its newly formed and independent U.S. and Canadian retail businesses following acquisition by Sycamore Partners in 2017), a leading provider of office products and services to business customers (September 2017 – Present)

US Foods, a leading food service distributor in the United States

●President and Chief Executive Officer (2010 – 2015)

Duane Reade, a New York-based pharmacy retailer (acquired by Walgreens in 2010)

●Chairman of the Board and Chief Executive Officer (2008 – 2010)

Loblaw Companies Limited, Canada’s largest grocery retailer and wholesale food distributor

●President (2000 – 2006)
●Spent 30 years in various positions including a number of leadership roles

Key Qualifications and Experience
Mr. Lederer brings to the Board significant management and business experience in the retail and healthcare industries as a result of his experience as Chief Executive Officer of a retail pharmacy. The Board values his understanding of the business operations of and issues facing large retail companies, including in the areas of marketing, merchandising, and supply chain logistics. Mr. Lederer also has extensive experience with respect to mergers & acquisitions and other corporate development activities. His prior and current service as a director of several public companies also provides him with insight into public company operations, including with respect to talent development, executive compensation, and succession planning.

Other Directorships
Mr. Lederer has served on the board of directors of US Foods since 2010 and on the board of directors of Maple Leaf Foods, a company listed on the Toronto Stock Exchange, since 2016. He served on the board of directors of Restaurant Brands International from 2014 until 2016 and as a director of Tim Hortons Inc. from 2007 until 2014, when it was acquired by Restaurant Brands International.

2021 Proxy Statement       21

Proposal 1

Dominic P. Murphy Director since: August 2012 Age: 53 Independent Committee Memberships: ●Finance ●Nominating and Governance	Professional Experience

CVC Capital Partners, a private investment firm

●Managing Partner and Co-Head of UK Investments (2019 – Present)

8C Capital LLP, a private investment firm

●Founder and Chief Executive Officer (2017 – 2019)

KKR, a private equity firm

●Partner, responsible for the development of the firm’s activities in the United Kingdom and Ireland, served as the head of its healthcare industry team in Europe and served as a member of the firm’s European investment and portfolio management committees (2005 – 2017)
Cinven, a European-based private equity firm ●Partner (1996 – 2004) 3i Group plc, an international investment management firm ●Investment Manager (1994 – 1996)

Key Qualifications and Experience
Mr. Murphy brings to the Board his considerable international business experience gained through his prior role in KKR-related private equity investments. The Board values his insights and experience, including his substantial mergers & acquisitions, corporate finance, and retail and healthcare industry experience, as well as his in-depth familiarity with many of the markets in which we operate. He also brings valuable insights gained from his experience serving as a director of publicly- and privately-held healthcare companies.

Other Directorships
Mr. Murphy serves on the board of directors of THG Holdings plc, a digital first consumer brands group listed on the London Stock Exchange. From 2007 until 2015, he served on the board of directors of Alliance Boots and certain of its affiliates.

Stefano Pessina Director since: April 2012 Age: 79 Executive Vice Chairman	Professional Experience

Walgreens Boots Alliance, Inc.

●Chief Executive Officer (July 2015 – Present)
●Executive Vice Chairman (January 2015 – Present)
●Acting Chief Executive Officer (January 2015 – July 2015)

Alliance Boots

●Executive Chairman (July 2007 – December 2014)
●Former Executive Deputy Chairman
Alliance UniChem ●Executive Deputy Chairman prior to the merger of Alliance UniChem and Boots Group ●Chief Executive Officer (2001 – December 2004)

Key Qualifications and Experience
As our Chief Executive Officer, Mr. Pessina leads our senior management team and brings to the Board an in-depth knowledge of the Company, including through his prior service as Executive Chairman of Alliance Boots, as well as the retail and healthcare industries. His substantial international business experience and business acumen provide the Board with valued strategic, financial, and operational insights and perspectives. The Board also values his significant mergers & acquisitions experience as well as his experience serving on the boards of directors of numerous publicly- and privately-held healthcare and retail companies. He brings valued perspective and judgment to the Board’s discussions regarding our competitive landscape and strategic opportunities and challenges.

Other Directorships
Mr. Pessina serves on the board of directors of a number of privately-held companies. He served on the board of directors of Galenica AG, a publicly-traded Swiss healthcare group, from 2000 to 2017.

22       Walgreens Boots Alliance

Proposal 1

Nancy M. Schlichting

Director since: October 2006
Age: 66
Independent

Committee Memberships:

●Audit
●Compensation and
Leadership Performance
(Chair)

Other Current Public Company Boards:

●Hill-Rom Holdings, Inc.
●Encompass Health
Corporation
Professional Experience

Henry Ford Health System, a leading hospital network and healthcare and medical services provider

●Chief Executive Officer (June 2003 – December 2016)
●Executive Vice President (June 1999 – June 2003)
●President and Chief Executive Officer of Henry Ford Hospital (August 2001 – June 2003)

Key Qualifications and Experience
As a result of her leadership of hospitals and health systems, Ms. Schlichting brings to her service on the Board a deep knowledge and understanding of the healthcare industry. The Board highly values her experience and insights gained at Henry Ford Health System, where she was responsible for the strategic and operational performance of a leading integrated health system, including an academic medical center, community hospitals, a health plan, a multi-specialty medical group, and an ambulatory and health retail network.

Other Directorships
Ms. Schlichting has served on the board of directors of Hill-Rom Holdings, Inc. since March 2017 and on the board of directors of Encompass Health Corporation (formerly, HealthSouth Corporation) since December 2017. She also serves on the board of directors of The Kresge Foundation and several other non-profit organizations.

James A. Skinner Director since: July 2005 Age: 76 Executive Chairman	Professional Experience
	Walgreens Boots Alliance, Inc. ●Executive Chairman of the Board (January 2015 – Present) ●Non-Executive Chairman (July 2012 – January 2015)	McDonald’s Corporation ●Vice Chairman (January 2003 – June 2012) ●Chief Executive Officer (November 2004 – June 2012) ●Director (2004 – 2012)

Key Qualifications and Experience
Mr. Skinner’s prior experience serving in a range of management positions, including as the Chief Executive Officer for more than seven years of McDonald’s Corporation, one of the largest global companies, provides him with great breadth and depth of understanding of the strategic, operational, financial and human capital issues facing companies. It also gives him valuable insights and perspectives with respect to our retail and consumer-facing operations. His extensive public company directorship experience provides him with valuable perspective on corporate responsibility and governance matters and enables him to draw on various viewpoints in his service on the Board.

Other Directorships
Mr. Skinner served on the board of directors of Illinois Tool Works Inc. from 2005 to May 2020 and served on the board of directors of HP Inc. (f/k/a Hewlett-Packard Company) from 2013 to 2015.

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Governance

Board Effectiveness is the Foundation of Our Corporate Governance

We are committed to the principle that a firm foundation of board effectiveness is essential to best serve the interests of stockholders, guide the Company and oversee management. Board effectiveness results from having the right combination of diverse and expert individuals on the Board as well as having the right processes and structures in place to promote the efficient, engaged and dynamic execution of the Board’s duties and responsibilities.

Key Skills and Attributes
●Identifies desirable skills, attributes and qualifications in light of the Company’s current strategy, anticipated market conditions and industry challenges and opportunities
●Ensures that the Board is comprised each year of the mix of directors best able to serve the evolving needs of the Company and that fresh viewpoints and perspectives are regularly considered
Board Diversity
●Commits to board diversity in a broad sense, including, but not limited to, competencies, experience, geography, gender, ethnicity, race and age
●Actively seeks out women and individuals from minority groups to include in the pool from which Board nominees are chosen.
Director Evaluations
●Assesses the effectiveness of each director, the Board as a whole and the Board Committees
●Identifies opportunities to enhance individual and group performance, such as through director training or Board operational changes
●Allows Board to ensure that Board has the best mix and fit on an ongoing basis
Succession Planning
●Identifies directors approaching retirement age or who otherwise are expected to resign from the Board
●Allows Board to plan for replacement of such departing director’s skill set and Committee leadership and membership

Director Orientation and Continuing Education
●Informs directors about the Company’s business and significant operational, financial accounting and risk management matters
●Allows directors to stay current on industry and company trends
Retirement Policy
●Supports Board refreshment
●Provides flexibility to allow Nominating and Governance Committee and Board to nominate candidates above retirement age if in best interests of the Company
►	Director Nominee Identification
●Identifies potential nominees possessing the skills and attributes that can best serve the Company in combination with the other nominees
●Includes assessment of current directors for re-nomination

▼	▼	▼
BOARD EFFECTIVENESS
▲	▲	▲
Leadership Structure
●Lead Independent Director focused on the long-term objectives of all stakeholders of the Company
●Executive Chairman focused on leadership of the Board
●CEO and Vice Chairman focused on leading our business and operations

Stockholder Engagement

●As part of our formal engagement program, we reached out to approximately 40 of our largest stockholders
●Discussed a wide range of topics and took specific actions in response to stockholder feedback
Allocation of Oversight Responsibility
●Board and its Committees provide oversight and guidance to management regarding our strategy, operating plans, and overall performance
●At least one meeting between the Board and management each year to focus on our long-term business strategic planning
Committee Assignments and Rotation
●Committee assignments reviewed at least annually and more frequently as needed

Board Compensation

●A substantial portion of each Non-Employee Director’s annual compensation is in the form of equity to help align his or her compensation with the interests of our stockholders
●Directors are required to meet established stock ownership guidelines

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Governance

Our Commitment to Strong Corporate Governance

The Board believes that a commitment to strong corporate governance standards is an essential element of enhancing long-term stockholder value in a sustainable manner. The Board believes that its commitment to good governance is demonstrated in part by the following practices:

●Annual Election of All Directors;
●Majority Voting for All Directors in Uncontested Elections;
●Cumulative Voting for Election of Directors;
●No Supermajority Voting Provisions;
●No Poison Pill;
●3%, 3-Year Proxy Access By-law;
●Stockholder Right to Request Special Meetings at 20%;
●Stockholder Right to Act by Written Consent;
●Enhanced Commitment to Diversity, including Women and Minorities, in Corporate Governance Documents;
●Independent Lead Director Responsibilities;

●Regular Executive Sessions of Independent Directors;
●Annual Board and Committee Evaluation Process;
●Strategic and Risk Oversight by Board and Committees;
●Commitment to Sustainability at the Senior Executive and Board Levels;
●Stock Ownership Guidelines for Executives and Directors;
●Policies Prohibiting Hedging and Short Sales of Stock by Directors, Executives and Senior Employees;
●Active Stockholder Engagement; and
●Board Composition Requirement of Two-Thirds Independent.

The Board has adopted Corporate Governance Guidelines that are intended to provide guidance as a component of the flexible framework within which the Board, assisted by its Committees, oversees and directs the affairs of the Company. The Corporate Governance Guidelines establish policies and practices with respect to numerous areas of Board operations and responsibilities, including in the areas of Board structure and leadership and director independence. The Board periodically reviews the Corporate Governance Guidelines and updates them in response to changing regulatory requirements and evolving best practices. A copy of the Corporate Governance Guidelines can be found at https://investor.walgreensbootsalliance.com/governance.

In fiscal 2020, we updated the Corporate Governance Guidelines to provide that when searching for new directors, the Nominating and Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which the Board nominees are chosen.

Board Structure

Board Leadership Structure

As stated in the Corporate Governance Guidelines, decisions regarding the Board’s leadership structure and the selection of the persons who should be in leadership positions are of critical importance to the functioning of the Board and the Company. The Board believes these decisions must be based on the application of business judgment and consideration of the relevant circumstances at the time, and that the Board should not be constrained by a policy mandate when making these decisions. The Board selects a Chairman from among its members, upon the recommendation of the Nominating and Governance Committee, each year following the annual election of Board members. Our by-laws provide that the Chairman of the Board may, but need not, be the Chief Executive Officer, and we have had a separate Chairman and Chief Executive Officer since 2009. The Corporate Governance Guidelines also state that if the Chairman of the Board is the Chief Executive Officer or another director who does not qualify as independent, then the independent directors will select a Lead Independent Director to help ensure robust independent leadership on the Board.

Our current Board leadership structure was adopted in connection with the strategic combination of Walgreen Co. and Alliance Boots to form Walgreens Boots Alliance and is designed to meet the unique business needs of the Company and to build on the strengths of our Board. Our Board leadership structure blends the unique heritage of the Company, which has deep corporate roots tied to both U.S. and UK-based governance principles. Our Board is comprised of a majority of independent directors, including a Lead Independent Director, as well as an Executive Chairman and Executive Vice Chairman (who also serves as our Chief Executive Officer) who are not independent. The appointment of an executive chairman who is not the chief executive officer is an accepted practice in the United Kingdom, with the election of a lead independent director being critical to help ensure robust independent leadership on the Board.

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Governance

Our Current Board Leadership Structure:

Executive Chairman of the Board James A. Skinner	Executive Vice Chairman and Chief Executive Officer Stefano Pessina	Lead Independent Director William C. Foote

Prior to his appointment as Executive Chairman in 2015, Mr. Skinner served as an independent director of the Company (including our predecessor, Walgreen Co.) since 2005. His vast U.S. public company governance experience and familiarity with the Company made him – and continues to make him – the ideal choice for Executive Chairman, a position whose role is key to managing the business of the Board and providing robust leadership, direction and strategic vision for the Company.

As Chief Executive Officer, Mr. Pessina manages the business of the Company and executes the strategy developed with the Board.

Following Mr. Skinner’s January 2015 executive appointment, the then-serving independent directors elected William C. Foote to serve as Lead Independent Director. In each succeeding year, including fiscal 2020, Mr. Foote was reelected to the position of Lead Independent Director by the independent directors in recognition of his skills in overseeing the Company’s strong governance policies and practices and his overall leadership abilities.

We have separated the Chairman and CEO roles since 2009, and our current structure has been in place since 2015. The Board believes that our Board leadership structure is optimal at this time because it allows Mr. Pessina to focus on leading our business and operations. At the same time, Mr. Skinner can focus on leadership of the Board, including calling and presiding over its meetings and preparing meeting agendas in collaboration with Messrs. Pessina and Foote, while working collaboratively with senior management.

We have had a Lead Independent Director since 2015. Mr. Foote leads executive sessions of the independent directors, provides leadership for independent oversight of executive management, serves as a liaison and supplemental channel of communication between independent directors and Messrs. Skinner and Pessina, and serves as a sounding board and advisor to Messrs. Skinner and Pessina. As Lead Independent Director, Mr. Foote’s responsibilities include:

●	Presiding at all meetings of the independent directors and all meetings of the Board at which the Chairman of the Board is not present;
●	Encouraging and facilitating the active participation of all directors;
●	Serving as a communication facilitator between the Chief Executive Officer and other members of senior management, on the one hand, and the independent and non-management directors, on the other hand (without inhibiting direct communication between senior management and other directors), and between individual directors and the Board, including by:
●	providing the Chief Executive Officer and other members of senior management with feedback as determined in executive sessions;
●	being available to discuss with independent and non-management directors any concerns they may have and, as appropriate, relaying those concerns to the full Board and/or the Chief Executive Officer or other members of senior management; and
●	being a sounding board and advisor to the Chief Executive Officer and/or other members of senior management regarding his concerns and those of the independent directors;
●	Approving, in consultation with the Chairman of the Board and other members of senior management to the extent practicable, the information to be provided to the Board in preparation for and at Board meetings, and consulting with directors as to their information needs;

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Governance

●	Approving Board meeting agendas after conferring with the Chairman of the Board, as appropriate, including adding agenda items in his discretion;
●	Approving Board meeting schedules to help ensure that there is sufficient time for discussion of all agenda items;
●	Calling meetings of the independent directors in his sole discretion, as and when required;
●	Leading the Board’s annual evaluation of the Chairman of the Board and Chief Executive Officer;
●	Making himself available to advise the Committee chairs in fulfilling their designated roles and responsibilities to the Board;
●	Upon the reasonable request of a major stockholder, making himself available for consultation and direct communication with such stockholder where appropriate; and
●	Performing such other functions as the Board or other directors may request.

Why our Board Leadership Structure is Effective:

Executive Chairman	Executive Vice Chairman and Chief Executive Officer	Lead Independent Director
Role
Organizes and directs the work of the Board, providing robust leadership, direction and strategic vision for the Company	Leads our business and operations; Executes the strategy developed with the Board and manages the operations of the Company	Ensures strong leadership and independent oversight of executive management
Key Responsibilities and Duties
●Chairing Board meetings
●Chairing annual and special stockholder meetings
●Setting agendas for Board meetings, subject to approval by Lead Independent Director
●Guiding discussions at Board meetings
●Fostering open and collegial discussion among all Board members
●Ensuring that the Board receives accurate, timely, relevant and clear information
●Working closely with the Chief Executive Officer to provide strategic operational and governance advice
●Acting as a source of institutional knowledge

●Providing significant input to the Board into the development of Company strategy
●Setting and leading the execution of the Company’s strategy
●Managing the day-to-day business and operations of the Company and serving as a nexus between management and the Board
●Managing the Company’s senior leadership
●Representing the face of the Company to stakeholders
●Providing regular updates and information to the Board on all key issues and business developments and status of operations

●Presiding at all meetings of the independent directors
●Presiding at all meetings of the Board at which the Chairman of the Board is not present
●Encouraging and facilitating active participation of all directors
●Serving as a communication facilitator between the Chief Executive Officer and other members of senior management, on the one hand, and the independent and non-management directors, on the other hand (without inhibiting direct communication between senior management and other directors)
●Serving as Chair of the Nominating and Governance Committee

2021 Proxy Statement       27

Governance

Why our Leaders are Ideally Suited for their Roles:

James A. Skinner Executive Chairman	Stefano Pessina Executive Vice Chairman and Chief Executive Officer	William C. Foote Lead Independent Director
●Institutional knowledge of Walgreens and deep understanding of the Company’s business
●Proven ability to successfully lead the Board through periods of significant change
●Substantial experience with respect to corporate governance matters
●Significant experience leading a global public company based in the United States
●Extensive operational leadership in large, complex organizations

●Substantial international business experience and business acumen and valued strategic, financial and operational insights
●Institutional knowledge of Alliance Boots and deep understanding of the Company’s business and its European heritage
●Extensive operational leadership in healthcare and pharmacy
●Proven success in leading a multinational healthcare business

●Independence and gravitas enabling strong oversight of executive leadership
●Institutional knowledge of Walgreens and deep understanding of the Company’s business
●Strong working relationship with fellow directors
●Substantial experience with respect to corporate governance matters

On July 27, 2020, the Company announced a search for a new Chief Executive Officer. The Company also announced that when the new Chief Executive Officer takes office, Mr. Pessina will resign as Chief Executive Officer and Executive Vice Chairman of the Board and be appointed as the Executive Chairman of the Board (subject to applicable law, including fiduciary duties) and Mr. Skinner will resign as Executive Chairman of the Board, while remaining on the Board to provide continuity to the Board during the management transition.

Director Independence

Under the Corporate Governance Guidelines, the Board must consist of at least two-thirds of independent directors. In making independence determinations, the Board will consider all relevant facts and circumstances and observe all applicable requirements, including the relevant listing standards established by Nasdaq.

To be considered “independent” for these purposes, (a) the director must meet the bright-line independence standards under Nasdaq listing standards, and (b) the Board must affirmatively determine that the director otherwise has no material relationship with the Company, either as a director, officer, employee, stockholder or partner of an organization that has a relationship with the Company. In each case, the Board shall broadly consider all relevant facts and circumstances.

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Governance

To aid in the director independence assessment process, the Board has adopted categorical standards that identify categories of relationships that the Board has determined would not affect a director’s independence. These categorical standards, which are part of the Corporate Governance Guidelines, stipulate that the following will not be considered material relationships that would impair a director’s independence:

Immaterial Sales/Purchases

At the time of the independence determination, the director is an executive officer or employee, or an immediate family member of such director is an executive officer, of another organization that does business with us and the sales by that organization to us, or purchases by that organization from us, in any single fiscal year during the evaluation period, are less than the greater of (i) $200,000 or (ii) 3% of the annual revenues of that organization. For the avoidance of doubt, payments arising solely from investments in our securities are not included in received payments for this purpose.

Immaterial Indebtedness

At the time of the independence determination, the director is an executive officer or employee, or an immediate family member of such director is an executive officer, of another organization that is indebted to us, or to which we are indebted, and the total amount of either entity’s indebtedness to the other at the end of the last completed fiscal year is less than 5% of the other entity’s total consolidated assets.

Immaterial Position

At the time of the independence determination, the director serves as a director or trustee, but not an executive officer, or an immediate family member of such director is a director, trustee or employee (but not an executive officer) of any other organization (other than our independent auditors) that does business with, or receives donations from, us.

Immaterial Charitable Donations

At the time of the independence determination, the director serves as an executive officer of a charitable organization, and our discretionary charitable contributions to the organization are less than the greater of (i) $200,000 or (ii) 3% of that organization’s annual consolidated gross revenues during its last completed fiscal year. Our automatic matching of employee charitable contributions will not be included in the amount of our contributions for this purpose.

The Board, through the Nominating and Governance Committee, annually reviews all relevant relationships of each director to determine whether such director meets the categorical standards described above. Where an organization does not publish its financial information, the Board will make a good faith determination of whether the amounts exceed any of the thresholds set forth above. The Board may determine that a director who has a relationship that exceeds the limits described in the categorical standards (to the extent that any such relationship would not constitute a bar to independence under Nasdaq listing standards) is nonetheless independent.

Independence Determination

As a result of its annual review, the Board has affirmatively determined that the following director nominees are independent: José E. Almeida, Janice M. Babiak, David J. Brailer, William C. Foote, Ginger L. Graham, Valerie B. Jarrett, John A. Lederer, Dominic P. Murphy, and Nancy M. Schlichting, along with Leonard D. Schaeffer, who served as a director during a portion of fiscal 2020.

James A. Skinner, the Executive Chairman of the Board, has served in an executive capacity since January 2015 and therefore is not an independent director. Stefano Pessina, the Executive Vice Chairman of the Board and our Chief Executive Officer, is also not an independent director.

The Board has determined that each member of the Audit Committee, the Compensation and Leadership Performance Committee, and the Nominating and Governance Committee is independent as defined in our independence standards, the applicable rules of the Securities and Exchange Commission (the “SEC”), and Nasdaq listing standards. All members of the Finance Committee of the Board are also independent.

The following information summarizes the relationships that were considered in connection with the independence determinations:

●	with respect to Mr. Almeida, the Board examined the Company’s relationship with Baxter International Inc., of which Mr. Almeida is the Chairman and Chief Executive Officer;
●	with respect to Dr. Brailer, the Board examined the Company’s relationship with Health Evolution Partners, of which Dr. Brailer is the Chairman; and
●	with respect to Mr. Lederer, the Board examined the Company’s relationship with Staples, Inc., of which Mr. Lederer is the Executive Chairman.

The Board determined that these relationships were not material and did not impact the applicable director’s independence since: (i) the amounts involved did not exceed the categorical standards adopted by the Board; and (ii) the payments made and received were for various products and services in the ordinary course of business.

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Governance

Related Party Transactions

The Board has adopted a written policy for the review of certain related party transactions, including those that are required to be disclosed in this Proxy Statement. For purposes of this policy, a “related party transaction” includes, subject to certain exceptions, a transaction (or series of similar transactions), arrangement or relationship in which (i) the Company or any of its subsidiaries was, is or will be a participant, (ii) the aggregate amount involved will exceed, or may be reasonably expected to exceed, $120,000 in any fiscal year, and (iii) any related person has or will have a direct or indirect material interest. The policy defines a “related person” to include: any of our directors, director nominees or executive officers; a holder of more than 5% of our common stock; and immediate family members of any of the foregoing.

Pursuant to this policy, all such related party transactions must be reviewed and approved, ratified or disapproved by the Nominating and Governance Committee. In the event that a member of the Nominating and Governance Committee has an interest in a related party transaction, the transaction must be approved, ratified or disapproved by the disinterested members of the Nominating and Governance Committee. In deciding whether to approve or ratify a related party transaction, the Nominating and Governance Committee considers, among other factors:

●	The purpose of, and the potential benefits to the Company of, the transaction;
●	The extent of the related party’s interest in the transaction;
●	Whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;
●	Whether the transaction would impair the independence of a Non-Employee Director; and
●	Whether the transaction would present an improper conflict of interest for any of our directors, director nominees or executive officers, taking into account the size of the transaction, the overall financial position of the applicable related person, the direct or indirect nature of the applicable related person’s interest in the transaction and the ongoing nature of any proposed relationship.

Shareholders’ Agreement and other Agreements with Mr. Pessina

Pursuant to the Shareholders’ Agreement, for so long as the SP Investors meet certain common stock beneficial ownership thresholds, and subject to certain other conditions, the SP Investors are entitled to designate a nominee for election to the Board. Mr. Pessina is the current designee of the SP Investors.

The Shareholders’ Agreement also includes, among other things, registration rights, standstill provisions and restrictions on the SP Investors’ ability to dispose of shares of our common stock or to acquire additional shares of our common stock.

In addition, on July 23, 2020, Mr. Pessina and the Company entered into a letter agreement which provides, among other things, that upon the effective date of the appointment of the new Chief Executive Officer, Mr. Pessina will resign as Chief Executive Officer and Vice Chairman of the Board and the Board will appoint Mr. Pessina on an annual basis (subject to applicable law, including fiduciary duties) as Executive Chairman, provided that Mr. Pessina is a member of the Board of the Company at the time.

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Governance

Transactions with Alliance Healthcare Italia S.p.A. and its Affiliates

From time to time, we or our subsidiaries have entered into, or may be deemed to have entered into by virtue of our acquisition of Alliance Boots, certain equity-related transactions and agreements with affiliates of Stefano Pessina, our Executive Vice Chairman and Chief Executive Officer, a director of the Company, and an indirect holder of more than 5% of our common stock. Alliance Healthcare Italia SpA (“AHI”) is an entity indirectly controlled by Mr. Pessina (via Alliance Santé Participations S.A. (“ASP”)), in which the Company has an indirect 9% interest (held via Alliance Boots Holdings Limited (“AB Holdings”)). ASP and AB Holdings are the two shareholders of Sprint Lux Holdco 3 S.à.r.l. (“Sprint Lux”), the entity that directly owns AHI, and in such capacity ASP and AB Holdings are parties to a shareholders’ agreement. The shareholders’ agreement has a fifty-year term, ending in 2068, and provides, among other things, that AB Holdings will not compete, and will cause its affiliates (including the Company) not to compete, with AHI in Italy, the Vatican City State and the Republic of San Marino for the duration of, and for the 24 months following termination of, the shareholders’ agreement. For the same duration, ASP will cause Sprint Lux and its subsidiaries, including AHI, to not compete with AB Holdings or any of its affiliates (including the Company) in any territory in which they are active in the health and beauty retail market or the pharmaceutical wholesale market as of the date of the shareholders’ agreement. If ASP proposes to sell any of its shares of Sprint Lux or make a substantial disposal of the assets of Sprint Lux or its subsidiaries, including AHI, to a third party, ASP must first permit AB Holdings to make an offer for all, but not less than all, such shares or assets. If ASP does not accept AB Holdings’ offer, ASP may sell the shares or assets to a third party, but only on terms no less favorable to ASP than those offered by AB Holdings. AB Holdings is entitled to sell its shares of Sprint Lux on the same terms as any sale of the shares of Sprint Lux by ASP (a so-called tag-along right). In addition, after complying with the right of first offer provision described above, ASP is entitled to cause AB Holdings to sell all, but not less than all, of its shares of Sprint Lux on the same terms as any sale of the shares of Sprint Lux by ASP (a so-called drag-along right). The shareholders agreement also provides that any transaction between Sprint Lux or any of its subsidiaries, including AHI, on the one hand, and either ASP (or any of its affiliates, including Mr. Pessina) or AB Holdings (or any of its affiliates, including the Company), on the other hand, shall be on arms-length terms.

On January 1, 2015, WBAD Holdings Limited (“WBAD Holdings”), our wholly-owned subsidiary, transferred 320 common shares of Walgreens Boots Alliance Development GmbH (“WBAD”), our global sourcing enterprise, to a subsidiary of AHI, Alliance Healthcare Italia Distribuzione S.p.A. (“AHID”), in exchange for 32,000 Swiss francs. WBAD Holdings retained the remainder of the equity interests in WBAD, which consist of 6,000 preferred shares. In August 2018, all of the preferred shares of WBAD were transferred to our wholly-owned subsidiary, WBAD Holdings 2 Limited (“WBAD Holdings 2”). As the holder of common shares, AHID is only entitled to its pro rata share (approximately 5%) of any dividends paid by WBAD in excess of $3 billion per annum. AHID has never been paid any dividends in respect of its common shares of WBAD. Upon the liquidation of WBAD, AHID is entitled to receive its pro rata share (approximately 5%) of 10% of the net proceeds of such liquidation (or approximately 0.5%). Under certain circumstances, AHID has the right to put, and WBAD Holdings 2 has the right to call, the common shares of WBAD held by AHID for a purchase price of $100,000.

Certain of our executive officers or other employees may provide services to AHI and its affiliates and AHI and its affiliates may provide services to us and our subsidiaries. Furthermore, we and our subsidiaries may sell products to AHI and its affiliates, and AHI and its affiliates may sell products to us and our subsidiaries. These services and products are procured pursuant to written agreements between the relevant parties.

Pursuant to license agreements entered into between affiliates of Alliance Boots and AHI prior to the 100% acquisition of Alliance Boots by Walgreen Co. in December 2014, AHI was granted the exclusive right to use certain Boots-related trademarks and other intellectual property in the promotion, advertisement and sale of certain products in Italy, the Vatican City State and the Republic of San Marino for a period of 99 years, in accordance with the terms of such license agreements and a store operations agreement entered into in fiscal 2018. These agreements provide that the parties will review the royalty rates for such licenses every five years and the first review remains ongoing as of the date of this Proxy Statement.

In 2018, following partial de-regulation of the Italian pharmacy market, the management services agreement pursuant to which services are provided to AHI by certain of our subsidiaries was amended to allow, among other things, additional retail advisory and related services to be provided to AHI to facilitate AHI’s intention to conduct a trial of Boots-branded stores in Italy and to assist with the possible roll out of further Boots branded stores (subject to the success of the pilot stores). Further, a distribution agreement was entered into between a subsidiary of the Company and AHI, which replaced previous distribution agreements between the parties and which allows AHI to purchase products for sale in Boots branded stores in Italy. In fiscal 2020, pursuant to the agreements described in this paragraph, the Company and its subsidiaries provided products and services valued at $23.3 million to AHI and its affiliates, of which payment of $0.2 million remained due at the end of fiscal 2020. The increased amounts in fiscal 2020 as compared to the prior year were largely as a result of the COVID-19 pandemic, as during fiscal 2020, in response to the urgent and ongoing demand to source and supply personal protective equipment (“PPE”), a subsidiary of the Company entered into a supply agreement and sold PPE to AHI on an arm’s length basis. These sales are expected to continue in fiscal 2021.

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Governance

In fiscal 2020, AHI and its affiliates provided services and products valued at $7.4 million to subsidiaries of the Company, of which payment of $1.9 million remained due at the end of fiscal 2020.

Other Relationships and Transactions

Mr. Pessina and Ms. Barra are partners and share a private residence. As noted in “Executive Compensation—Compensation Discussion and Analysis” below, Ms. Barra reports to James A. Skinner, the Executive Chairman of the Board, and Mr. Skinner is the only member of management who makes recommendations concerning Ms. Barra’s compensation to the Compensation and Leadership Performance Committee. For a description of Ms. Barra’s fiscal 2020 compensation and benefits, see “Executive Compensation—Compensation Discussion and Analysis” and “Executive Compensation—Executive Compensation Tables and Supporting Information” below.

During fiscal 2020, Mr. Pessina had two children employed by the Company in non-executive officer capacities. Elena Pessina serves as Director, Global Communications Agency Operations and received total compensation in fiscal 2020 of more than $120,000. Jacopo Pessina served as Director, M&A and Healthcare Innovation—International for a portion of fiscal 2020 and received total compensation in fiscal 2020 of more than $120,000 prior to ceasing to be a Company employee. The compensation of Ms. Pessina is and the compensation for Mr. Jacopo Pessina was comparable to other Company employees at a similar level.

Board Meetings and Attendance

During fiscal 2020, the Board held 11 meetings. In fiscal 2020, all directors attended over 75% of the total number of Board and applicable Committee meetings held during the period that such director served, with most directors having attended all such meetings.

We encourage our directors to attend each annual meeting of stockholders. All of our directors attended the 2020 Annual Meeting.

Our independent directors hold regularly-scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Lead Independent Director. The independent directors met in executive session at each of the regularly-scheduled quarterly Board meetings held in fiscal 2020.

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Board Committees

The Board has four standing committees: the Audit Committee, the Compensation and Leadership Performance Committee, the Finance Committee, and the Nominating and Governance Committee. The Charter for each of our standing committees is available on our website at https://investor.walgreensbootsalliance.com/governance.

Audit Committee Number of Meetings in fiscal 2020: 6 Current Committee Members: Janice M. Babiak (Chair) David J. Brailer Ginger L. Graham Valerie B. Jarrett* Nancy M. Schlichting *As of October 29, 2020

Key Responsibilities:

●Selecting our independent registered public accounting firm, reviewing its performance, and taking appropriate action to oversee its independence;
●Reviewing and discussing with our management and independent registered public accounting firm our financial statements;
●Reviewing and discussing certain matters with the independent registered public accounting firm and the Company’s General Auditor, including any major issues regarding the adequacy of the Company’s internal controls;
●Reviewing our enterprise risk assessment and key enterprise risks, including major litigation and financial risks as well as information security and technology risks (including cybersecurity);
●Reviewing the overall adequacy and effectiveness of our legal and compliance programs; and
●Reviewing the responsibilities, budget, and staffing of our internal audit function.

Financial Expertise, Independence, and Financial Literacy
The Board has determined that each member of the Audit Committee satisfies the criteria adopted by the SEC to serve as an “audit committee financial expert.”

In addition, the Board has determined that each member of the Audit Committee is an independent director pursuant to the requirements under the Corporate Governance Guidelines, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Nasdaq listing standards and meets the financial literacy requirements of Nasdaq.

Compensation and Leadership Performance Committee

Number of Meetings in fiscal 2020: 4

Current Committee Members:

José E. Almeida
William C. Foote
Valerie B. Jarrett*
John A. Lederer
Nancy M. Schlichting (Chair)

*As of October 29, 2020

Key Responsibilities:

●Reviewing and approving our executive compensation philosophy, strategy, principles, and levels;
●Developing market-comparable total compensation that enables us to attract and retain talented executives and reward outstanding performance in a manner designed to lead to long-term enhancement of stockholder value;
●Evaluating our Chief Executive Officer’s performance and reviewing and approving his or her total compensation;
●Reviewing and approving the evaluation process and compensation structure for our senior executives other than the Chief Executive Officer;
●Administering our executive compensation program, including base salaries; cash and equity plans used to provide short-term and long-term incentive awards; and certain executive deferred compensation plans and perquisites; and
●Overseeing talent development, diversity and inclusion and executive succession planning.

The Compensation and Leadership Performance Committee may also delegate to one or more subcommittees such duties as it deems necessary and appropriate.

Independence
The Board has determined that each member of the Compensation and Leadership Performance Committee is independent under the Corporate Governance Guidelines and the Nasdaq listing standards for directors and compensation committee members.

The Board has also determined that each member of the Compensation and Leadership Performance Committee is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code (the “Code”) and a “non-employee director” for purposes of Section 16 of the Exchange Act.

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Governance

Talent Development and Human Capital Management

The Board is actively engaged in overseeing the Company’s talent development and human capital management strategies designed to attract, develop and retain business leaders who can drive financial and strategic growth objectives and build long-term stockholder value. The Board’s involvement in leadership development and succession planning is systematic and ongoing, and the Board provides input on important decisions in each of these areas. The Compensation and Leadership Performance Committee has primary responsibility for succession planning for the CEO and oversight of succession planning for other executive officer positions.

Independent Compensation Advisor

The Compensation and Leadership Performance Committee is supported in its work by our independent compensation consultant, Mercer LLC (“Mercer”). Mercer provides the Compensation and Leadership Performance Committee with information regarding market compensation and practices, assists the Compensation and Leadership Performance Committee in the review and evaluation of such compensation and practices, and advises the Compensation and Leadership Performance Committee on executive compensation decisions. Mercer also assists the Compensation and Leadership Performance Committee in the review and evaluation of our Non-Employee Director compensation program. Beginning in January 2016, the Compensation and Leadership Performance Committee also engaged Mercer to serve as the executive compensation consultant to the Company.

For fiscal 2020, Mercer’s aggregate fees for executive and Non-Employee Director compensation consulting services were approximately $599,966 of which $585,466 relates to executive and Board compensation matters and $14,500 relates to miscellaneous compensation surveys.

Mercer is a wholly owned subsidiary of Marsh & McLennan Companies (“MMC”). In fiscal 2020, MMC and its affiliates (excluding Mercer) provided certain services to us and our affiliates unrelated to executive and Non-Employee Director compensation, primarily insurance brokerage and other professional services. For these services, MMC and its affiliates received compensation totaling approximately $2.3 million, excluding insurance premiums that are paid through MMC to insurance carriers on behalf of us and our affiliates. These non-compensation-related services were recommended by management, and the services and fees are not subject to the Compensation and Leadership Performance Committee’s or the Board’s review or approval. The Mercer consultants providing services to the Compensation and Leadership Performance Committee and the Company do not market or sell to us, nor do they receive incentive or other compensation based on, these non-compensation-related services.

The Compensation and Leadership Performance Committee considered the independence of Mercer under applicable SEC rules and regulations and Nasdaq listing standards. Based on its review, the Compensation and Leadership Performance Committee determined that the services provided by MMC and its affiliates and the engagement of Mercer did not raise any conflict of interest or other issues that would adversely impact Mercer’s independence.

Compensation and Leadership Performance Committee Interlocks and Insider Participation

José E. Almeida, William C. Foote, John A. Lederer and Nancy M. Schlichting served on the Compensation and Leadership Performance Committee during fiscal 2020. No such person is now, or was during fiscal 2020, an officer or employee of the Company. No such person had any relationship with us or any of our subsidiaries during fiscal 2020 pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related parties. None of our executive officers currently serves, or served during fiscal 2020, on the board of directors or compensation committee of another entity at any time during which an executive officer of such other entity served on the Board or the Compensation and Leadership Performance Committee.

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Finance Committee

Number of Meetings in fiscal 2020: 4

Current Committee Members:▲

Janice M. Babiak
David J. Brailer (Chair)
John A. Lederer
Dominic P. Murphy

▲Leonard D. Schaeffer served as a member of the Finance Committee until his resignation on September 30, 2019.

Key Responsibilities:
●Reviewing our dividend policy and other financial and investment policies;
●Reviewing our capital structure and financing requirements;
●Reviewing the principal terms and conditions of significant proposed borrowings and issuances of debt or equity securities by us;
●Reviewing our plans for capital expenditures and significant capital investments; and
●Reviewing our strategies and plans for significant mergers, acquisitions, divestitures, joint ventures, and investments in third party securities.

Independence
The Board has determined that each member of the Finance Committee is independent under the Corporate Governance Guidelines and the Nasdaq listing standards.

Nominating and
Governance
Committee

Number of Meetings in fiscal 2020: 5

Committee Members:▲

José E. Almeida
William C. Foote (Chair)
Ginger L. Graham
Dominic P. Murphy

▲Leonard D. Schaeffer served as a member of the Nominating and Governance Committee until his resignation on September 30, 2019.

Key Responsibilities:
●Establishing and reviewing criteria to be used by the Board for selecting new directors;
●Recommending candidates for election to the Board;
●Overseeing succession planning for Board and Committee membership;
●Making recommendations to the Board regarding the Corporate Governance Guidelines and other significant governance policies;
●Overseeing the annual Board evaluation and director peer review process; and
●Reviewing our policies and activities regarding Corporate Social Responsibility (including with respect to sustainability and the environment), charitable donations and political contributions.

Independence
The Board has determined that each member of the Nominating and Governance Committee is independent under the Corporate Governance Guidelines and the Nasdaq listing standards.

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Governance

Board Responsibilities

Board Oversight Responsibilities

Strategy

As set forth in our Corporate Governance Guidelines, oversight of our business strategy is a key responsibility of the Board. Throughout the year, the Board and its Committees provide oversight and guidance to management regarding our strategy, operating plans and overall performance. While elements of strategy are embedded in every regularly-scheduled meeting of the Board, the Board also dedicates at least one multi-day meeting each year to focus on our long-term business strategic planning, although this was consolidated into a single day meeting in fiscal 2020 as a result of COVID-19. During fiscal 2020, the Company’s business strategy was consistently discussed during executive sessions, as well as during meetings of the Board with management in attendance. In addition to long-term business strategic planning, the Board focused on, among other things, the Company’s four strategic priorities, including digitalization, transforming and restructuring the Company’s retail offering, creating neighborhood health destinations and the execution of the Company’s Transformational Cost Management Program.

The Board fulfills its oversight role with respect to strategy, as well as operating plans and business performance, by, among other things:

●	Selecting, evaluating, compensating and, as appropriate, replacing the Chief Executive Officer, and planning for his or her succession;
●	Providing advice and counsel to the Chief Executive Officer, including on the selection, evaluation and development of members of the Company’s senior management team;
●	Overseeing the conduct of the Company’s business and strategic plans to evaluate whether the business is being properly managed;
●	Reviewing and approving the Company’s financial objectives and major corporate plans and actions; and
●	Overseeing the Company’s risk management policies and processes designed to promote ethical conduct and legal compliance and the Company’s compliance with applicable laws and regulations.

The Board, primarily through the Finance Committee, also dedicates significant focus to reviewing our capital allocation strategy. Our current Board-approved capital allocation policy, which was approved and announced in fiscal 2014 and is reviewed on an annual basis, is designed to ensure a balanced and disciplined approach to deploying capital intended to drive business growth and generate strong returns, while returning cash to stockholders through dividends and share repurchases over the long-term.

Further, the Board, through the Compensation and Leadership Performance Committee, oversees the Company’s strategies and programs for leadership development, which includes consideration of diversity and which is critical to ensuring that the Company has a talent pipeline for executive roles, including those executives who are tasked with executing our strategy.

While the Board and its Committees oversee elements of our strategic planning, our management is charged with executing the business strategy. To monitor our performance against our strategic goals, the Board receives regular updates and actively engages in dialogue with our executive management team. Directors may also periodically visit certain of our stores and other locations to see our strategy execution first hand.

The Board’s oversight and our management’s execution of our business strategy are intended to help promote the creation of long-term stockholder value in a sustainable manner, with a focus on assessing both potential opportunities available to us and risks that we might encounter.

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Risk Management

We face a broad array of risks, including market, operational, strategic, legal, regulatory, reputational and financial risks. Our management is responsible for establishing and maintaining systems to manage these risks. The Board exercises oversight over the elements and dimensions of major risks that we face. The Board administers its risk oversight function as a whole and through its Committees.

We have established a global enterprise risk management (“ERM”) program, which is led by our Global Chief Compliance and Ethics Officer. Our Governance, Risk and Compliance Committee, which is comprised of key members of senior management, oversees and monitors the activities of our ERM program and reviews, on a regular basis, the top current and emerging enterprise risks we face, and relevant risk mitigation activities. Since the strategic combination of Walgreens and Alliance Boots in 2014, the Company has enhanced the overall ERM program and expanded its scope. Currently, in addition to the executive-level WBA Governance, Risk and Compliance (“GRC”) Committee, the Company has established division-level GRC committees at each of its three divisions. In addition, risk assessments are created by each business unit and consolidated into division and WBA-level risk assessments and mitigation plans. Our ERM leader meets regularly with senior members of the Company’s global leadership team, other of the Company’s oversight and support functions and specific risk owners to ensure the latest insights and mitigation are incorporated into the Company’s risk register and map.

This global ERM approach helps the Board and its Committees receive relevant information about risks and understand our risk management process, the participants in the process, and key information gathered through the process.

The purpose of the ERM process is to identify risks that could affect us and the achievement of our objectives; to understand, assess, and prioritize those risks; to communicate identified events and risks quickly and effectively to necessary parties across the Company; and to facilitate the implementation of risk management strategies and processes across the Company.

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Governance

The Board uses the processes described below to help assess and monitor the risks we face. The Board’s oversight of risk occurs as an integral and continuous part of the Board’s oversight of our business and seeks to ensure that management has processes in place to appropriately manage risk. The Board actively engages with senior management to understand and oversee the various risks we face.

Board of Directors ●Formal review of Global Enterprise Risk Management Program ●Receives regular reports from Committees

Audit Committee

●Reviews our policies and processes with respect to enterprise risk assessment and risk management
●Regularly reviews, discusses and addresses the key risks identified in the ERM process with management and their potential impact on us
●Periodically reviews the steps management has taken to monitor and control such risk exposures, including the risk assessment and risk management policies
●Regularly conducts reviews of the efficacy of our information security and technology risks (including cybersecurity) and related policies and procedures
●Regularly reviews and discusses with management major litigation and financial risks
●Regularly reviews and discusses with management legal and compliance matters, including related risks

Compensation and
Leadership Performance
Committee

●Reviews risks associated with the design and implementation of our compensation plans and arrangements
●Regularly reviews and discusses with management executive succession and leadership performance matters, including related risks such as diversity and inclusion, management development and talent recruitment, retention and engagement

Finance Committee

●Oversees key aspects of our financial risk management activities, including with respect to capital structure and financing, capital expenditures and investments, and M&A
●Regularly reviews financial policy risk and our capital priorities

Nominating and
Governance Committee

●Reviews risks related to our governance structures and processes
●Regularly discusses Board composition and director succession planning, including related risks
●Regularly reviews and discusses with management the Company’s management of risks related to sustainability and the environment

Stockholder Engagement

We value an open dialogue with our stockholders, and we believe that regular communication with our stockholders and other stakeholders is a critical part of enabling our long-term success.

The Board believes that, in most circumstances, our Chief Executive Officer and other authorized members of our senior management are best positioned to speak on behalf of the Company with our stockholders. However, the Board or its Committees regularly receive reports on our stockholder engagement activities, and are provided with the opportunity to discuss and ask questions about significant stockholder feedback we receive.

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Stockholder Engagement and Company Responses

During fiscal 2020, members of our management team met with many of our stockholders. In addition, in advance of the Annual Meeting, we conducted formal outreach relating to governance matters as described below.

Engage
●Outreach to approximately 40 of our largest stockholders representing over 40% of our outstanding stock (as of August 31, 2020, excluding shares held by affiliates of Stefano Pessina, our Executive Vice Chairman and Chief Executive Officer).

Report
●Formal report to Board, through the Nominating and Governance Committee, on stockholder feedback annually. Stockholder feedback shared with Board, through the Nominating and Governance Committee, informally as engagements occur. Feedback from engagements included discussions relating to:
●Board oversight of response to COVID-19 pandemic;
●Board oversight of strategy and risk management;
●Corporate governance and Board succession planning;
●Executive compensation, diversity, equity and inclusion and human capital; and
●Sustainability and corporate social responsibility initiatives.

Analyze	●Board considered stockholder feedback in its continuous review of best practices, governance enhancements and compensation program design.

We have made improvements in recent years in response to stockholder feedback and our continuous focus on best practices

Respond
●We amended our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee to provide that when searching for new directors, the Nominating and Governance Committee will actively seek out women and individuals from minority groups to include in the pool from which Board nominees are chosen.
●We approved new performance metrics for our fiscal 2021 short and long-term incentive programs, including a diversity metric in the short-term incentive program, to further align our incentive programs with key Company initiatives.
●We first published our Board Report on Oversight of Risks Related to Opioids in June 2019 that was subsequently revised to include disclosures as a result of stockholder engagement.
●We revised our clawback policy to provide that we will publicly disclose enforcement against any of our executive officers, unless the Board or the Compensation and Leadership Performance Committee concludes that legal or privacy concerns would prevent such disclosure.
●We amended the charter and renamed our Compensation and Leadership Performance Committee to reflect the Committee’s dedication to broader oversight of leadership performance, including areas of diversity and inclusion, management development and talent recruitment, retention and engagement.
●We enhanced our disclosure regarding our Board leadership structure and our Board’s role in the oversight of risk management and strategy.

The Board and its Committees also regularly consider stockholder perspectives, among other considerations, when making decisions related to their specific duties and responsibilities. Finally, the Corporate Governance Guidelines state that, from time to time, upon the reasonable request of one of our major stockholders, the Lead Independent Director will make himself available for consultation and direct communication with such stockholder where appropriate. In connection with the Company’s formal outreach in advance of the Annual Meeting, the Lead Independent Director is expected to meet with one of the Company's major stockholders, as has been the Company's practice in recent years.

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Governance

Sustainability and Corporate Citizenship

Our Company’s purpose is to help people across the world lead healthier and happier lives. To achieve this purpose, we commit to deliver value to all our stakeholders across the globe and to be a responsible and engaged corporate citizen. Our commitment to CSR is embedded in our drive to operate both a sustainable and profitable enterprise for the long-term. Advancing our environmental, social, and governance performance through our CSR initiatives builds trust in our businesses and in our brands, helping us to drive our financial performance and to achieve our vision of being the first choice for pharmacy, well-being, and beauty—caring for people and communities around the world.

In 2020, the Company joined the United Nations Global Compact ("UNGC") Initiative, a voluntary leadership platform for the development, implementation and disclosure of responsible business practices. The UNGC is a call to companies everywhere to align their operations and strategies with ten universally accepted principles in the areas of human rights, labor, environment and anti-corruption, and to take action in support of UN goals and issues embodied in the Sustainable Development Goals (SDGs). Joining the UNGC reinforced our long-term commitment to take action to support the SDGs, 17 goals agreed to by all UN member nations to participate in a shared blueprint for peace and prosperity for people and the planet.

In our most recent CSR Report, published in January 2020, we refreshed our CSR strategy and our CSR topics to more clearly reflect our health-centered approach. Our 12 CSR commitments were also updated to address important and emerging issues such as opioid abuse prevention, the negative impacts of plastics and data privacy. These updates reflect conversations with our stockholders and other stakeholders and represent the areas where we, given our businesses, scale, and global reach, can have the most impact.

Healthy Communities

We engage with local communities to improve societal health and well-being through:

●Programs and campaigns to improve access to affordable, quality healthcare and awareness about critical health issues
●Efforts to help combat opioid abuse and prevent overdose-related deaths
●Partnerships, particularly aiming to:
○Help support people living with cancer at every moment of their journey
○Enable young people across the world achieve their potential

Healthy Planet

We are determined to protect the planet through programs in our operations and by engaging suppliers on environmental issues. We are committed to:

●Reduce energy consumption and emissions
●Reduce waste, increase re-use and recycling and collaborate to help create an increasingly circular economy
●Reduce the negative impacts of plastics in our owned brand products

Sustainable Marketplace

We aim to do business fairly and with integrity and are taking actions to:

●Provide a platform of transparency into our owned brand products, including ingredient and material level information, and ensuring product safety
●Continue to improve traceability of ingredients and materials of our owned brand products to reduce their environmental impact, protect healthy ecosystems and reduce climate change impact
●Continue to drive responsible sourcing practices throughout our supply chain, protecting human rights and engaging with suppliers around ethical and environmental issues

Healthy and Inclusive Workplace

We strive to treat our people with dignity and respect. We are working to:

●Proactively support the personal health and well-being of our employees
●Deliver our commitment to offer equal opportunities and foster a diverse, equitable and inclusive culture for all through strong employment, pay and recruitment practices, policies and procedures
●Continue to improve our robust approach to health, safety and data privacy, actively caring for our employees and customers

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We are proud of the positive impact we have made through our CSR initiatives. Walgreens received the U.S. Chamber of Commerce Foundation's 2020 Citizens Award in the Health and Wellness category for its ongoing Get a Shot. Give a Shot. program. In partnership with the United Nations Foundation, Get a Shot. Give a Shot. has helped to provide close to 60 million lifesaving immunizations to children in need around the world. Also, through our partnership with Vitamin Angels we have helped to provide more than 250 million life-changing vitamins to some of the most vulnerable communities on the planet. In addition, we have made steady progress on reducing our carbon footprint and combating the urgent threat of climate change. In fiscal 2020 we introduced goals to increase the percentage of women in leadership at WBA by 3 percent, and people of color in leadership at Walgreens by 2 percent.

The Company recognizes prescription drug abuse as a significant source of concern for its stakeholders as well as an enterprise risk that requires monitoring, management and mitigation. During fiscal 2020, the Company continued to expand its ongoing multimillion dollar effort in the United States to help combat opioid abuse and overdose-related deaths. This effort includes: the installation of safe medication disposal kiosks at stores; working with government bodies to make overdose antidote naloxone widely available without a prescription; and installing time-delay safes in our pharmacies to deter opioid theft.

Transparency and accountability are central to our approach to sustainability. Each year we publish a CSR Report aligned with internationally accepted sustainability reporting standards. Within each report, select key performance metrics and disclosures are externally assured.

Our CSR Committee plays a leading role in providing the appropriate oversight and governance of our CSR program, which is critical to its success. The CSR Committee is chaired by our Co-Chief Operating Officer and includes senior executives from our key business functions as well as from our Legal, Human Resources, Marketing, Government Relations and Communications functions. Among other obligations, the CSR Committee is charged with selecting our CSR commitments and monitoring our progress towards achieving those commitments.

At the Board level, the Nominating and Governance Committee has primary oversight responsibility for the Company’s CSR initiatives and risks, reviewing at least annually our policies and activities regarding sustainability and CSR and assessing our management of risks with respect thereto. Additionally, the Audit Committee regularly reviews and discusses the key risks identified in the ERM process with management, their potential impact on us and our operations, and our risk mitigation strategies. These risks may include risks related to climate change, sustainability and other CSR-related matters.

To learn more about our sustainability and CSR efforts, please view our 2019 CSR Report and other information on our website at https://www.walgreensbootsalliance.com/corporate-responsibility.

Social Responsibility Spotlight: Responding to the COVID-19 Pandemic

As a leading global pharmacy retailer and distributor that provides an essential public service, it is our Company's responsibility and a business imperative to operate sustainably for people and the planet at all times. This is especially true in times of crisis. The global COVID-19 pandemic, an unprecedented and ongoing emergency, has given us an opportunity to reinforce ourselves as a caring corporate citizen and we are emerging even more resilient for the future.

WBA stepped up to make a difference during the pandemic, engaging with employees and external stakeholders to understand their needs. Our sustainability work has always been embedded in our business operations and this was more true than ever during the global pandemic, where we responded with agility to the needs of millions of customers and our own employees.

Highlights of our response include collaborating with government and industry partners to implement testing sites, rapidly putting in place safety measures for customers and employees, activating our expert pharmacists to provide trustworthy health information for the public, working to guarantee supplies of essential items including personal protective equipment, pivoting our charity work to help people most vulnerable to the pandemic, and conducting targeted outreach to the most at-risk patients to help them access medication and essential items.

Additional examples of the Company's response include the following:

COVID-19 Testing As of November 2020, Walgreens and Boots UK had administered or supported close to 4 million COVID-19 tests.

Caring, Expert Pharmacists

We elevated the voices of our caring, expert pharmacists through traditional and social media, Q&A sessions, a video series and other channels to help the public access trustworthy information on staying safe and combating the virus.

Digital Red Noses

For safety reasons during the pandemic, Walgreens pivoted to digital red noses for its annual campaign to fight child poverty, raising over $15 million to address the impact of COVID-19 on children in need.

Safe Spaces

As concerns rose about people who suffer domestic abuse being trapped at home with their abuser during lockdown, our pharmacies in Chile, Ireland and the UK activated programs to help victims confidentially seek support and resources.

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Governance

Public Policy Engagement

Responsible corporate citizenship includes exercising our responsibility to actively participate in the political process. Primarily through Walgreens, we engage in the political and policymaking processes in the United States, at the federal, state, and local levels, to participate in democratic self-government and to have a voice in public policy debates that have a direct impact on us. We support candidates whose policies and goals are consistent with our purpose to help people across the world lead healthier and happier lives, and that are aligned with the interests of our businesses, customers, communities, and stockholders. Policies on which we focused in fiscal 2020 included reimbursement for pharmacist-delivered clinical services, the expansion of the role of pharmacists in the healthcare delivery system, including the important role pharmacists play in the response to the COVID-19 pandemic, retail business regulation, and taxation.

We work to advance this agenda in part through: (1) supporting a government relations program that aims to educate elected officials and regulatory agencies on key public policy issues; (2) our membership in trade associations; and (3) contributing to candidates, parties, and political organizations, both directly from corporate funds and through the Walgreen Co. Political Action Committee. All of our political and advocacy activities are intended to focus on promoting our business and strategic interests without regard to the personal political preferences or affiliations of any of our directors, officers, or employees. Walgreens' Government Relations organization is responsible for the day-to-day implementation of our political advocacy and contributions. Walgreens' Government Relations department relies on inside and outside legal counsel, when appropriate, to help ensure our compliance with laws applicable to these activities.

BOARD ACTION

The Nominating and Governance Committee is responsible for the oversight of policies and activities regarding political advocacy and contributions. At least annually, the Nominating and Governance Committee receives a report regarding these activities from senior management in Walgreens' Government Relations organization.

Code of Conduct and Business Ethics

We have adopted a Code of Conduct and Business Ethics that applies to all of our employees, officers and directors that the Board, through the Nominating and Governance Committee, reviews annually. We have also adopted a Code of Ethics for CEO and Financial Executives that applies to and has been signed by our Chief Executive Officer, Global Chief Financial Officer and Global Controller and Chief Accounting Officer. These can be found at https://investor.walgreensbootsalliance.com/governance.

We intend to promptly disclose on our website, in accordance with applicable rules, any required disclosure of changes to or waivers, if any, of our Code of Conduct and Business Ethics or our Code of Ethics for CEO and Financial Executives.

Our employees, partners, suppliers, and customers can ask questions about our Code of Conduct and Business Ethics or our Code of Ethics for CEO and Financial Executives, or report suspected violations of these codes, our policies or the law, through one of the confidential reporting telephone lines or website addresses listed in our Code of Conduct and Business Ethics or by e-mailing wbacompliance@wba.com.

Board Operation and Processes

Director Orientation and Continuing Education

The Corporate Governance Guidelines state that the Board shall maintain an orientation process for new directors. As part of this process, each new director receives a series of in-person briefings provided by our corporate officers on our business operations; significant financial, accounting and risk management matters; corporate governance; and key policies and practices. The new director also receives briefings on the responsibilities, duties, and activities of the Committees on which the director will initially serve. Finally, the new director has the opportunity to visit and learn more about each of our divisions and select cross-divisional functions, both within and outside of the United States, where he or she receives additional in-person briefings from divisional and cross-functional leadership. The Nominating and Governance Committee develops and oversees this orientation program with the assistance of our management.

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Governance

Our directors are encouraged to participate in director continuing education programs sponsored by third-party organizations. Our executive management team also periodically provides materials and briefing sessions on subjects that assist directors in fulfilling their duties. Directors are encouraged to visit our facilities and operations and to directly communicate and interact with our employees, which allows them to gain a first-hand view of our business.

Board Evaluation and Director Peer Review Process

The Board recognizes that a robust evaluation process is an essential component of strong corporate governance practices and promoting Board effectiveness. The Nominating and Governance Committee oversees an annual evaluation process led by the Lead Independent Director (who also serves as Chair of the Nominating and Governance Committee).

The Nominating and Governance Committee reviews the format of the Board evaluation and director peer review process as necessary to help ensure that the solicited feedback remains relevant and appropriate.

Each director completes an annual self-evaluation of the Board and the Committees on which he or she serves. These self-evaluations are designed to help assess the skills, qualifications, and experience represented on the Board and its Committees, and to determine whether the Board and its Committees are functioning effectively.

The results of this annual self-evaluation are discussed by the full Board and each Committee, as applicable, and changes to the Board’s and its Committees’ practices are implemented as appropriate.

The Lead Independent Director also conducts a confidential director peer review process. As part of this process, the Lead Independent Director speaks with each other director individually to obtain insights regarding the contributions of other directors (and the Executive Chairman of the Board may speak with each other director regarding the contributions of the Lead Independent Director), and to discuss issues in greater depth and obtain more targeted feedback with respect to Board, Committee and individual director effectiveness.

Communication with the Board

Stockholders and other interested parties may communicate with the Board or individual directors. Communications with the Board or individual directors should be in writing, in the English language, and should be delivered by one of the following methods:

By courier or mail, addressed to: Walgreens Boots Alliance, Inc. 108 Wilmot Road, MS #1858 Deerfield, Illinois 60015 Attention: Corporate Secretary	By e-mail, to: WBABoard@wba.com

Our Corporate Secretary reviews all communications sent to the Board. All such communications will be forwarded to the Board or the appropriate Committee or member thereof (or an individual director), except for those items that our Corporate Secretary deems, in his discretion, to be unrelated to a director’s duties and responsibilities as a director. Communications addressed to the Board may, at our discretion, be shared with members of our management.

Further information regarding the submission of comments or complaints relating to accounting, internal accounting controls, or auditing matters can be found in our Audit Committee Complaint Procedures, which is available at https://investor. walgreensbootsalliance.com/governance.

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Governance

Director Compensation

Each Non-Employee Director receives compensation for his or her service to the Board. Mr. Pessina, our Executive Vice Chairman and Chief Executive Officer, and Mr. Skinner, our Executive Chairman, are employees of the Company and therefore do not receive any additional compensation for their service to the Board. Information about their compensation can be found in “Executive Compensation—Compensation Discussion and Analysis—VI. CEO and Executive Chairman Compensation” and “Executive Compensation—Executive Compensation Tables and Supporting Information” below.

Pursuant to its charter, the Compensation and Leadership Performance Committee is charged with reviewing annually all elements of Non-Employee Director compensation and recommending to the Board any changes. In consultation with Mercer, the Board approves any changes to the form and amount of Non-Employee Director compensation after reviewing the Compensation and Leadership Performance Committee’s recommendations.

Cash Retainers

In fiscal 2020, each Non-Employee Director received a $100,000 annual cash retainer. Also in fiscal 2020, the Lead Independent Director received an additional annual cash retainer of $40,000, the Chair of the Audit Committee received an additional annual cash retainer of $25,000, and the Chairs of the other standing Board Committees received an additional annual cash retainer of $20,000. The Lead Independent Director also received an additional $100,000 cash award in fiscal 2020 to recognize his extraordinary contributions during the fiscal year, including his leadership with respect to governance matters. All cash retainers, other than the additional $100,000 awarded to the Lead Independent director, were paid in quarterly installments. The cash retainer amounts did not increase as compared to fiscal 2019.

Equity-Based Awards

A substantial portion of each Non-Employee Director’s annual compensation is in the form of equity, which the Board believes helps align director compensation with the interests of our stockholders. Under the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), each Non-Employee Director is granted fully-vested shares of our common stock annually, on a date determined by the Board (currently November 1), for his or her service during the prior twelve months.

In fiscal 2020, each Non-Employee Director received a grant of our common stock with a market value of $200,000 as of the grant date (November 1, 2019). This grant was made under the Omnibus Incentive Plan for service as a director from November 1, 2018 through October 31, 2019. The equity-based retainer did not increase as compared to fiscal 2019.

Deferral Opportunities

Under the Omnibus Incentive Plan, the following deferral opportunities are available as elected by the Non-Employee Directors:

●	All cash retainer payments may be deferred into a deferred cash compensation account or awarded in the form of deferred stock units (“DSUs”); and
●	The annual stock grant may be awarded in the form of DSUs.

All amounts deferred into the deferred cash compensation account accrue interest at a monthly compounding rate equal to 120% of the applicable federal midterm rate. The Omnibus Incentive Plan provides Non-Employee Directors with election options relating to the timing and form of payment of account balances following termination of his or her service as a director, subject to certain restrictions. DSUs accrue dividend equivalents, which are then subsequently credited as additional DSUs.

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Other Director Compensation Matters

A Non-Employee Director who joins the Board during a fiscal year receives pro-rated amounts for all elements of his or her compensation for such fiscal year. A Non-Employee Director who leaves the Board during a fiscal year is entitled to retain any portion of his or her cash retainer already received for his or her service during such fiscal year, but is not entitled to receive a prorated equity award on the following November 1 for such pro-rated service.

All directors are reimbursed for expenses incurred in connection with meetings of the Board and its Committees. On a very limited basis, we may determine that it is appropriate for a Non-Employee Director to be accompanied by his or her spouse or partner in connection with these meetings and/or at other events related to such Non-Employee Director’s service on the Board and its Committees. In these circumstances, we also reimburse the spouse’s or partner’s travel expenses. In addition, in accordance with the Corporate Governance Guidelines, directors are reimbursed for reasonable expenses related to continuing education programs. In addition to the amounts reported, directors are eligible to receive the same discount on merchandise purchased from us as we make available to employees generally.

Non-Employee Director Stock Ownership Guidelines

We have adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, each Non-Employee Director is expected to accumulate shares of our common stock equal to the lesser of (a) 20,000 shares of our common stock and (b) the number of shares valued at three times (3x) such director’s total annual cash and equity compensation for Board service. Each Non-Employee Director is required to satisfy the stock ownership guidelines applicable to him or her within five years after first becoming subject to the guidelines. We consider DSUs as shares owned for purposes of compliance with these guidelines.

As of the Record Date, each Non-Employee Director had either met these guidelines or was within the five-year transition period. The stock ownership guidelines applicable to Messrs. Pessina and Skinner are described further in “Executive Compensation—Compensation Discussion and Analysis—IX. Executive Compensation Corporate Governance—B. Stock Ownership Guidelines” below.

2020 Non-Employee Director Compensation

The following table shows information regarding the compensation earned or paid during fiscal 2020 to Non-Employee Directors who served on the Board during the fiscal year. As noted above, Messrs. Skinner and Pessina are employees of the Company and therefore did not receive any additional compensation for their service to the Board. Ms. Jarrett joined the Board after the end of fiscal 2020 and therefore is not included in the table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
José E. Almeida	100,000	199,969	—	299,969
Janice M. Babiak	125,000	200,000	—	325,000
David J. Brailer	120,000	200,000	—	320,000
William C. Foote	260,000	200,000	—	460,000
Ginger L. Graham	100,000	200,000	—	300,000
John A. Lederer	100,000	200,000	—	300,000
Dominic P. Murphy	100,000	200,000	—	300,000
Leonard D. Schaeffer(4)	8,242	—	10,000	18,242
Nancy M. Schlichting	120,000	199,969	—	319,969
(1)	Includes the annual retainer and other cash retainers outlined above (in all cases including deferred amounts). During fiscal 2020, the following directors deferred all of their retainers into DSUs: Dr. Brailer; Mr. Lederer; and Mr. Murphy.
(2)	Represents the grant date (November 1, 2019) fair value determined in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 of the stock grant under the Omnibus Incentive Plan to each Non-Employee Director (including any deferred amounts). The number of shares granted was calculated by dividing $200,000 by $57.38, the closing stock price on November 1, 2019. All stock awards are fully vested at the grant date. Amounts for Mr. Almeida and Ms. Schlichting are less than $200,000 because these directors elected to receive the annual equity award in stock and fractional shares are not issued.

2021 Proxy Statement       45

Governance

The table below shows DSUs issued under the Omnibus Incentive Plan and the former Walgreen Co. Nonemployee Director Stock Plan held as of August 31, 2020 by each Non-Employee Director who served during the fiscal year. The aggregate number of DSUs accumulated in each Non-Employee Director's account relate to deferrals of cash retainer payments and stock awards, including additional DSUs credited as a result of dividend equivalents earned with respect to the DSUs.

Name	DSUs
José E. Almeida	—
Janice M. Babiak	30,122
David J. Brailer	51,336
William C. Foote	68,227
Ginger L. Graham	41,903
John A. Lederer	28,676
Dominic P. Murphy	38,512
Leonard D. Schaeffer	8,239
Nancy M. Schlichting	61,631
(3)	For Mr. Schaeffer, includes a $10,000 charitable donation made by the Company in connection with Mr. Schaeffer’s resignation from the Board.
(4)	Mr. Schaeffer resigned from the Board effective September 30, 2019.

2021 Non-Employee Director Annual Compensation Review

The Compensation and Leadership Performance Committee conducted its annual review of our Non-Employee Director compensation program in July 2020. Following that review, the Compensation and Leadership Performance Committee, in consultation with Mercer, did not recommend any changes in the compensation program for Non-Employee Directors for fiscal 2021.

46       Walgreens Boots Alliance

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of the Record Date, concerning the ownership of our common stock by each person who is known to us to beneficially own more than 5% of our common stock, by each director and director nominee, by each NEO (as defined below), and by all current directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared power to vote or to direct the disposition of, as well as any shares that such person has the right to acquire within 60 days, including through the exercise of options or other rights. Under these rules, the same shares may be beneficially owned by more than one person if there is shared power to vote and/or shared power to direct the disposition of the shares. Except as otherwise noted, to our knowledge, the persons named possessed sole voting and investment power over such shares, and such shares are not subject to any pledge.

Name*	Shares of Common Stock Owned(1)	Options Currently Exercisable or Exercisable Within 60 Days	Total Shares of Common Stock Beneficially Owned(1)	Percent of Class
The Vanguard Group(2)	69,451,219	—	69,451,219	8.04%
BlackRock, Inc.(3)	52,229,662	—	52,229,662	6.05%
State Street Corporation(4)	46,702,228	—	46,702,228	5.41%
José E. Almeida(5)	13,355	—	13,355	**
Janice M. Babiak(5)	1,200	—	1,200	**
Ornella Barra(1)(6)	1,816,657	522,836	2,339,493	**
David J. Brailer(5)	5,167	—	5,167	**
William C. Foote(5)	8,207	—	8,207	**
Alexander W. Gourlay(1)	786,676	522,836	1,309,512	**
Ginger L. Graham(5)	2,150	—	2,150	**
Valerie B. Jarrett(5)	—	—	—	**
James Kehoe(1)	46,382	116,286	162,668	**
John A. Lederer(5)	50,000	—	50,000	**
Dominic P. Murphy(5)	798	—	798	**
Stefano Pessina(1)(7)	145,092,577	1,581,807	146,674,384	16.95%
Nancy M. Schlichting(5)	15,069	—	15,069	**
James A. Skinner(1)(5)	206,194	—	206,194	**
All current directors and executive officers as a group
(18 individuals)(1)(5)(8)	148,139,575	3,284,200	151,423,775	17.46%
*	Unless otherwise indicated, the business address of each of the identified individuals is c/o Walgreens Boots Alliance, Inc., 108 Wilmot Road, Deerfield, IL 60015.
**	Less than 1% of the Company’s outstanding common stock.

2021 Proxy Statement       47

Security Ownership of Certain Beneficial Owners and Management

(1)	Does not include shares underlying restricted stock units (“RSUs”) and RSUs credited as dividends on RSUs issued under equity incentive plans that do not vest within 60 days of the Record Date. The table below presents such unvested RSUs separately and, in total with beneficially owned stock, as of the Record Date for each NEO then serving and executive officers as a group. Except as set forth in the table below, none of the directors has any RSUs.

Name	Restricted Stock Units	Shares of Common Stock Beneficially Owned	Total
Ornella Barra	56,658	2,339,493	2,396,151
Alexander W. Gourlay	56,658	1,309,512	1,366,170
James Kehoe	82,723	162,668	245,391
Stefano Pessina	53,759	146,674,384	146,728,143
James A. Skinner	488,588	206,194	694,782
All current executive officers as a group (9 individuals)	876,301	151,327,829	152,204,130
(2)

Represents shares beneficially owned as of December 31, 2019, based on a Schedule 13G/A filed on February 12, 2020 by The Vanguard Group. In such filing, The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has sole voting power with respect to 1,120,173 shares, shared voting power with respect to 213,362 shares, sole dispositive power with respect to 68,182,203 shares, and shared dispositive power with respect to 1,269,016 shares.

(3)

Represents shares beneficially owned as of December 31, 2019, based on a Schedule 13G/A filed on February 6, 2020 by BlackRock, Inc. In such filing, BlackRock, Inc. lists its address as 55 East 52nd Street, New York, NY 10055, and indicates that it has sole voting power with respect to 42,841,036 shares and sole dispositive power with respect to 52,229,662 shares.

(4)

Represents shares beneficially owned as of December 31, 2019, based on a Schedule 13G filed on February 14, 2020 by State Street Corporation. In such filing, State Street Corporation lists its address as State Street Financial Center, One Lincoln Street, Boston, MA 02111, and indicates that it has shared voting power with respect to 37,359,964 shares and shared dispositive power with respect to 46,666,467 shares.

(5)

Does not include DSUs issued under the Omnibus Incentive Plan and the former Walgreen Co. Nonemployee Director Stock Plan. The table below shows DSUs (including additional DSUs credited as a result of dividend equivalents earned with respect to the DSUs) held separately, and in total with beneficially owned stock, as of the Record Date by (a) each Non-Employee Director who held DSUs and (b) Mr. Skinner, who was a Non-Employee Director until his appointment as Executive Chairman in January 2015. Please note that the ownership of these DSUs by our directors is also reflected above in the section entitled “Director Compensation”.

Name	Deferred Stock Units	Shares of Common Stock Beneficially Owned	Total
José E. Almeida	—	13,355	13,355
Janice M. Babiak	30,122	1,200	31,322
David J. Brailer	51,336	5,167	56,503
William C. Foote	68,227	8,207	76,434
Ginger L. Graham	41,903	2,150	44,053
Valerie B. Jarrett	270	—	270
John A. Lederer	28,676	50,000	78,676
Dominic P. Murphy	38,512	798	39,310
Nancy M. Schlichting	61,631	15,069	76,700
James A. Skinner	85,974	206,194	292,168
(6)	1,718,000 shares beneficially owned by Ms. Barra are held of record by OLB Holdings Ltd., which is wholly owned by Ms. Barra.
(7)

Based on a Schedule 13D/A jointly filed with the SEC on July 27, 2020 by Alliance Santé Participations S.A. (“ASP”), NewCIP II S.a.r.l. (“NEWCIP II”), and Stefano Pessina and a Form 4 filed with the SEC by Mr. Pessina on November 2, 2020. Such filings indicate that ASP has sole voting power and sole dispositive power with respect to the 144,788,821 shares that it holds directly and of record, that NEWCIP II is the sole shareholder of ASP, and that Mr. Pessina holds 100% voting control over NEWCIP II. Accordingly, each of NEWCIP II and Mr. Pessina may be deemed to be the beneficial owner of the 144,788,821 shares held directly and of record by ASP. In the Schedule 13D/A, the address of both ASP and NEWCIP II is listed as 14, avenue du X Septembre, L-2550, Luxembourg, Grand Duchy of Luxembourg.

(8)

Does not include an aggregate of 250 shares held by family members of current executive officers or directors, the beneficial ownership of which has been disclaimed by such executive officers or directors.

As a result of being beneficial owners of more than 5% of our common stock, The Vanguard Group, BlackRock, Inc., and State Street Corporation are currently considered “related persons” under our Related Party Transactions Policy described under the caption entitled “Related Party Transactions” of this Proxy Statement.

48       Walgreens Boots Alliance

Proposal 2:

Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2021

What am I voting on? Stockholders are being asked to ratify the appointment of Deloitte to serve as our independent registered public accounting firm for fiscal 2021.
What is the Audit Committee and Board’s voting recommendation?
Vote FOR
The Board and the Audit Committee recommend a vote “FOR” Proposal 2. Valid proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

What is the required vote?
Approval of Proposal 2 requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter. If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote on Proposal 2.

The Audit Committee has the sole responsibility to hire, evaluate and, if appropriate, replace our independent registered public accounting firm. The Audit Committee has re-appointed Deloitte to serve as our independent registered public accounting firm and as auditors of our consolidated financial statements for fiscal 2021. Deloitte has served as our independent registered public accounting firm since 2002.

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and the senior audit engagement team, and determines whether to re-engage the current firm or consider other audit firms. Further information regarding the factors considered in this evaluation are described in “Audit Committee Report” below.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal 2021. In the event of a negative vote on this proposal, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

One or more representatives of Deloitte are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm. In addition, it has established a policy concerning the pre-approval of services performed by our independent registered public accounting firm. Each proposed engagement not specifically identified by the SEC as impairing independence is evaluated for independence implications prior to our entering into a contract with the independent registered public accounting firm for such services.

2021 Proxy Statement       49

Proposal 2

The Audit Committee has approved in advance certain permitted services, the scope of which is consistent with auditor independence. These services are: (i) audits or reviews of subsidiaries that are filed with government and regulatory bodies and similar reports; (ii) services associated with SEC registration statements, other documents filed with the SEC or other documents issued in connection with securities offerings (for example, comfort letters or consents), and assistance in responding to SEC comment letters; (iii) consultations with management as to the accounting or disclosure of transactions or events and/or the actual or potential impact of final or proposed rules, standards, or interpretations by the SEC, the Financial Accounting Standards Board ("FASB"), the International Accounting Standards Board ("IASB"), the Public Company Accounting Oversight Board (the “PCAOB”) or other regulatory or standard-setting bodies; (iv) audits of employee benefit and pension plans; and (v) annual revenue certifications prepared for regulatory or commercial purposes.

If the project is in a permitted category, then it is considered pre-approved by the Audit Committee. All other services require specific pre-approval by the Audit Committee. Such engagements with total fees up to and including $500,000 require the approval of the Audit Committee Chair. Such engagements with total fees greater than $500,000 require the approval of the full Audit Committee. On a quarterly basis, the Audit Committee reviews a summary listing of service fees and a description of the nature of the engagement.

All audit, audit-related, and tax services performed by Deloitte for the Company and its consolidated subsidiaries in fiscal 2020 were pre-approved by the Audit Committee in accordance with the regulations of the SEC. The Audit Committee considered and determined that such provision of non-audit services during fiscal 2020 was compatible with maintaining auditor independence.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Deloitte for fiscal 2020 and 2019.

	2020 ($ in thousands)	2019 ($ in thousands)
Audit Fees(1)	13,294	12,835
Audit-Related Fees(2)	892	599
Tax Fees:(3)
Compliance(4)	1,454	2,301
Planning and Advice(5)	3,730	5,803
All Other Fees(6)	275	576
Total:	19,645	22,114
(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of our financial statements.
(3)

Tax fees relate to professional services rendered in connection with assistance with tax return preparation, tax audits, tax compliance, and tax consulting and planning services. Total tax fees were $5,184,000 in fiscal 2020 and $8,104,000 in fiscal 2019.

(4)	Includes assistance with tax return preparation and related compliance matters, including accounting methods and tax credits.
(5)	Includes tax planning advice and assistance with tax audits.
(6)	All other fees relate to professional services not included in the categories above, including those related to strategic advisory services.

50       Walgreens Boots Alliance

Audit Committee Report

The following Audit Committee Report shall not be deemed to be incorporated by reference into any filing we may make under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

As of October 15, 2020 (the date the Company filed its Annual Report on Form 10-K for fiscal 2020), the Audit Committee was comprised of the four members named below. Ms. Jarrett joined the Audit Committee after the 10-K was filed. The Board has determined that each current member satisfies the independence, financial literacy and other requirements in the Nasdaq listing standards and applicable securities laws. Each current member is also an “audit committee financial expert” as defined by the SEC. As described above under “Governance—Board Structure—Board Committees,” the Audit Committee operates under a written charter adopted by the Board.

The purpose of the Audit Committee includes assisting the Board in the oversight and monitoring of the Company’s:

●	financial statements and other financial information;
●	independent registered public accounting firm;
●	internal audit department;
●	compliance department;
●	systems of internal controls (including those specific to technology and cybersecurity) and accounting policies established by the Company’s management and the Board; and
●	enterprise risk management.

During fiscal 2020, the Audit Committee's oversight responsibilities also included timely, explicit and continuing consideration of how COVID-19 impacted each of the areas above and its oversight of Deloitte discussed below.

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte has been the independent registered public accounting firm of the Company (including its predecessor Walgreens) since May 2002.

When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partners and senior leadership where appropriate and considered, among other factors:

●	the professional qualifications of Deloitte and that of the lead audit partner and other key engagement partners relative to the current and ongoing needs of the Company;
●	Deloitte’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte’s communications with the Audit Committee related thereto;
●	the appropriateness of Deloitte’s fees relative to both efficiency and audit quality;
●	Deloitte’s independence policies and processes for maintaining its independence;
●	Deloitte’s tenure as the Company’s independent registered public accounting firm and the potential for higher quality audit work and operational efficiencies given its depth of understanding of the Company’s businesses, operations and systems, accounting policies and practices, and internal controls;
●	Deloitte’s capability, expertise, and efficiency in handling the breadth and complexity of the Company’s operations across the globe;
●	Deloitte’s demonstrated professional integrity and objectivity, which is furthered by the Audit Committee-led process to rotate and select the lead audit partner and other key engagement partners at least every five years or as otherwise required by applicable law or regulation. The lead audit partner completed his fifth year in fiscal 2020 with the Audit Committee leading and presiding over the selection and transition of a new audit partner for fiscal 2021; and
●	the relative costs, benefits, challenges, overall advisability and potential impact of selecting a different independent public accounting firm.

Deloitte provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed and confirmed with Deloitte its independence.

As a result of this evaluation, the Audit Committee approved the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021, subject to stockholder ratification.

2021 Proxy Statement       51

Audit Committee Report

In addition to its appointment, the Audit Committee is directly responsible for the oversight, compensation (including negotiation of audit fees), and retention of the Company’s independent registered public accounting firm. The Audit Committee regularly monitors the audit, audit-related, tax, and other non-audit services provided by the Company’s independent registered public accounting firm, specifically considering any potential challenges to auditor independence in the short-term and long-term. The applicable Company policy requires the Audit Committee to approve, in advance, certain audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm in excess of certain amounts. Changes in audit and other permissible fees between years generally reflect significant acquisitions and divestitures, macro-economic factors, changes in systems and business prospects, or other factors that create efficiencies or disruptions for the Company.

The Company’s management is responsible for the Company’s internal control over financial reporting, the financial reporting process, and the preparation of the Company’s financial statements. Deloitte is responsible for performing an independent audit of the Company’s financial statements and of the effectiveness of the Company’s internal control over financial reporting, in accordance with auditing standards promulgated by the PCAOB, and expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the U.S. and the Company’s effectiveness of internal control over financial reporting. The Audit Committee does not itself prepare the Company’s financial statements or perform audits, and its members are not auditors or certifiers of such financial statements.

In performing its monitoring and oversight function, the Audit Committee has established procedures to receive and track the handling of complaints regarding accounting, internal control, and auditing matters. The Audit Committee regularly meets with the Company’s management, including its General Auditor, and has regular private sessions with the General Auditor without other members of management present. The Audit Committee also regularly meets with Deloitte, with and without members of the Company’s management present.

The Audit Committee reviewed and discussed the Company’s financial statements with management, including its General Auditor, as well as with Deloitte. The Audit Committee discussed with Deloitte the quality of the Company’s accounting principles; the reasonableness of its critical accounting estimates and judgments; and the disclosures in its financial statements, including disclosures relating to significant accounting policies. The Audit Committee discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee also discussed with Deloitte significant disputes with management, if any. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Company’s management, including its General Auditor, as well as by Deloitte.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2020.

Audit Committee

Janice M. Babiak, Chair
David J. Brailer
Ginger L. Graham
Nancy M. Schlichting

52       Walgreens Boots Alliance

Proposal 3:

Advisory Vote to Approve Named Executive Officer Compensation

What am I voting on?
Stockholders are being asked to approve, on an advisory basis, the compensation of our NEOs as described in the “Executive Compensation—Compensation Discussion and Analysis” and “Executive Compensation—Executive Compensation Tables and Supporting Information” sections of this Proxy Statement.
What is the Board’s voting recommendation?
Vote FOR
The Board recommends a vote “FOR” Proposal 3. Valid proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.
What is the required vote?
Approval of Proposal 3 requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter. If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote on Proposal 3.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules, including the “Executive Compensation—Compensation Discussion and Analysis” and “Executive Compensation—Executive Compensation Tables and Supporting Information” sections of this Proxy Statement (a “say-on-pay proposal”).

Our executive compensation program incorporates policies and practices designed to be aligned with our long-term goals and strategies and promote responsible pay and governance practices. We believe our executive compensation program appropriately rewards performance and is aligned with the long-term interests of our stockholders. In light of the impact of the COVID-19 pandemic on the Company’s business and the economy in general, the Compensation and Leadership Performance Committee has used these principles to guide its decisions related to executive compensation, with a focus on supporting the business decisions and leadership required during this unprecedented time. A majority of the compensation decisions made by the Compensation and Leadership Performance Committee for fiscal 2020 were made prior to and long before we could anticipate the impact of COVID-19. These decisions included base salary increases, incentive plan target setting, and long-term incentive awards. We encourage our stockholders to read the “Executive Compensation—Compensation Discussion and Analysis” and “Executive Compensation—Executive Compensation Tables and Supporting Information” sections of this Proxy Statement, which describe the details of our executive compensation program and many of the executive compensation decisions made by the Compensation and Leadership Performance Committee in fiscal 2020.

We value the feedback provided by our stockholders, who supported our executive compensation program at the 2020 Annual Meeting with approximately 84% of votes cast in favor of the say-on-pay proposal. We have had discussions with many of our institutional stockholders on an ongoing basis regarding various corporate governance topics, including executive compensation, and the Compensation and Leadership Performance Committee and the Board take into account the views of our stockholders regarding the design and effectiveness of our executive compensation program.

Our stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, each as set forth in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders).

As an advisory vote, this Proposal 3 is not binding on us or on the Compensation and Leadership Performance Committee or the Board. However, the Compensation and Leadership Performance Committee and the Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our NEOs.

We currently include say-on-pay proposals in our proxy materials on an annual basis, and it is expected that the next vote on a say-on-pay proposal will occur at our 2022 annual meeting of stockholders (the “2022 Annual Meeting”).

2021 Proxy Statement       53

Executive Compensation

Compensation Discussion and Analysis

This “Compensation Discussion and Analysis” section describes the material elements of our executive compensation program, practices and processes, focusing in particular on the executive pay decisions for our NEOs in fiscal 2020:

Stefano Pessina	Executive Vice Chairman and Chief Executive Officer
James Kehoe	Executive Vice President and Global Chief Financial Officer
Ornella Barra	Co-Chief Operating Officer
Alexander W. Gourlay	Co-Chief Operating Officer
James A. Skinner	Executive Chairman

As discussed in more detail in this proxy statement, the Company is currently conducting a search for a new Chief Executive Officer. When the new Chief Executive Officer takes office, Mr. Pessina will resign as Chief Executive Officer and Executive Vice Chairman of the Board and be appointed as the Executive Chairman of the Board (subject to applicable law, including fiduciary duties) and Mr. Skinner will resign as Executive Chairman, while remaining on the Board to provide continuity to the Board during the management transition.

This section is organized as follows:

54       Walgreens Boots Alliance

Executive Compensation

I. Executive Summary

A. Our Company in Fiscal 2020

We are a global leader in retail and wholesale pharmacy, touching millions of lives every day through dispensing and distributing medicines, and through our convenient retail locations, digital platforms and health and beauty products, with sales of $139.5 billion in the fiscal year ended August 31, 2020. We are focused on creating a neighborhood health destination and a more modern pharmacy.

Our Company’s essential role in healthcare has been put to the test during the unprecedented global COVID-19 pandemic. We rose to the challenge, living our purpose to help people lead healthier and happier lives. Our people have worked tirelessly on the front lines to help vulnerable people adhere to their medications and stay healthy, to ramp up new testing services, to implement delivery options including free prescription delivery, to expand our digital and telehealth capabilities and ability to fill orders, to facilitate supply chain continuity and access to essential items and to help keep our patients, customers and team members safe.

Our businesses have been significantly impacted by the pandemic, as foot traffic fell in stores during lockdowns, demand for medication fell temporarily as doctor visits and elective medical procedures were halted and we incurred increased costs to protect the health and safety of our patients, customers and team members. In fiscal 2020, adjusted operating income, which is the metric for calculating performance under the Company’s annual short-term cash incentive program, and fiscal 2020 adjusted earnings per share, which is used to calculate the cumulative adjusted earnings per share metric for measuring performance of the Company’s Performance Share awards, were both significantly and adversely impacted by COVID-19.

The Company’s performance targets were set in October 2019, prior to the time when we could have anticipated or known the impact of the impending COVID-19 pandemic. As a result and as described in more detail below, the Compensation and Leadership Performance Committee, in consultation with Mercer, has worked hard to ensure that the compensation payouts in fiscal 2020 are reflective of both pre-COVID actual Company performance and the extraordinary efforts of our executives and broader team members, as well as the unanticipated financial and operational impact of COVID-19.

2021 Proxy Statement       55

Executive Compensation

B. Components of our 2020 Executive Compensation Program

The Compensation and Leadership Performance Committee oversees our executive compensation program, which includes elements designed to support our compensation objectives and reward specific aspects of our financial performance that the Board believes are critical to driving long-term stockholder value in a sustainable manner. The Compensation and Leadership Performance Committee is dedicated to ensuring that a substantial portion of executive compensation is “at-risk” and variable, with nearly 100% of the total direct compensation paid to Messrs. Pessina and Skinner, and approximately 85% of the total direct compensation paid to the other NEOs, tied to Company and individual performance.

At the 2020 Annual Meeting, our say-on-pay proposal received the support of approximately 84% of the votes cast. In addition, our say-on-pay proposal received the support of approximately 94% of the votes cast at each of our 2019 and 2018 annual meetings of stockholders. The Board and the Compensation and Leadership Performance Committee considered these votes as demonstrating strong support for our executive compensation program as currently designed. The key components of total direct compensation under our fiscal 2020 executive compensation program and how each supports our compensation objectives are listed below.

Annual Compensation

Compensation Element	Description	Primary Objectives
Base Salary (for NEOs other than Messrs. Pessina and Skinner)	●Annual fixed cash compensation ●Decisions made at the beginning of the fiscal year
●Provides a form of fixed compensation determined based on individual performance, level of responsibility, experience, internal equity, and competitive pay levels
●Supports the attraction and retention of talented executives

Annual Cash Incentive Payments (for NEOs other than Messrs. Pessina and Skinner)
●Annual cash incentive with payouts, if any, based on Company and individual performance
●Targets determined at the beginning of the fiscal year
●Payout decisions made following conclusion of fiscal year based on Company performance, including consideration of any unanticipated or unplanned extraordinary events

●Incentivizes performance by linking annual cash compensation to attainment of key short-term performance goals:
●by the Company, as measured by adjusted operating income performance against an annual target; and
●by the individual, as measured by achievement of specific strategic goals and an assessment of individual performance.

Long-Term Incentive Compensation

Compensation Element	Description	Primary Objectives
Performance Shares (50% for NEOs other than Mr. Skinner)
●Long-term incentive award with payout tied to achievement of Company performance over a three-year performance period
●Performance target established on the grant date
●Payable in common stock
●Granted near start of fiscal year

●Incentivizes performance by linking long-term incentive compensation to our adjusted earnings per share performance over a three-year performance period as well as changes in share price on an absolute basis
●Increases executive stock ownership
●Facilitates retention and aligns our executives’ interests with those of our stockholders

Stock Options (25% for NEOs other than Mr. Skinner)
●Provides opportunity to purchase stock at the grant date fair market value over a ten-year period from the grant date (subject to applicable vesting conditions)
●Results in value only if stock price increases

●Incentivizes performance by linking realized compensation over long-term appreciation in stock price
●Increases executive stock ownership
●Facilitates retention and aligns our executives’ interests with those of our stockholders

RSUs (100% for Mr. Skinner and 25% for other NEOs)	●Long-term incentive award with value fluctuating based on Company stock price performance ●Payable in common stock
●Aligns interests with those of our stockholders by focusing executives on long-term objectives over a multi-year vesting period, with the value of the award fluctuating based on stock price performance
●Increases executive stock ownership

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In fiscal 2020, Ms. Barra and Messrs. Gourlay and Kehoe also received Transformational Cost Management Program awards in connection with their roles in the Company’s Transformational Cost Management Program. These awards are described in more detail below in "—V. Long-Term Incentive Compensation—E. Transformational Cost Management Program Awards."

As noted elsewhere in this “Compensation Discussion and Analysis” section, neither Stefano Pessina, our Executive Vice Chairman and Chief Executive Officer, nor James A. Skinner, our Executive Chairman, participates in our general executive compensation program. In fiscal 2020, Mr. Pessina received substantially all of his compensation in the form of Performance Shares, RSUs and Stock Options, and Mr. Skinner received substantially all of his compensation in the form of RSUs. Neither receives a base salary nor participates in the annual cash incentive program. Consequently, nearly 100% of the total direct compensation awarded to them is “at-risk” and tied exclusively to Company performance and/or changes in our stock price. For more information regarding Messrs. Pessina and Skinner’s at-risk compensation, see “—VI. CEO and Executive Chairman Compensation” below.

C. Compensation Program Best Practices

The Compensation and Leadership Performance Committee has adopted a number of commonly-viewed best practices that it believes are consistent with our compensation philosophy and serve the long-term interests of our stockholders. These include the following:

We DO Have This Practice	We DO NOT Have This Practice
●Incentive award goals that are objective and tied to key Company performance metrics
●A majority of compensation delivered as at-risk compensation in the form of equity-based awards that are tied to stockholder return
●Stock ownership guidelines
●Policies prohibiting hedging/short sales of stock by directors, executives and senior employees
●Clawback policy
●Double-trigger change in control severance for participating NEOs
●Performance Share awards generally have a three-year performance period to drive sustainable value and promote retention
●Market comparison of executive compensation against a relevant peer group

●Multi-year guarantees for salary increases, non-performance based bonuses, or equity compensation
●Change in control excise tax gross-ups for NEOs
●Repricing of options without stockholder approval
●Excessive perquisites
●Excessive severance and/or change in control provisions
●Payout of dividends or dividend equivalents on unearned or unvested equity
●Excessive pension or defined benefit supplemental executive retirement plan ("SERP")
●A high percentage of fixed compensation

In addition, we actively engaged with stockholders in soliciting input on our executive compensation program. See "Governance—Board Responsibilities—Stockholder Engagement" for a summary of our stockholder engagement efforts.

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II. Executive Compensation Philosophy and Process

A. Compensation Philosophy

The Compensation and Leadership Performance Committee is responsible for establishing, implementing and monitoring our executive compensation philosophy and objectives. The Compensation and Leadership Performance Committee typically reviews the philosophy on a quarterly basis to ensure it reflects the views of the members, best practices at peer companies and the goals of the Company.

The Compensation and Leadership Performance Committee’s focus is to provide a competitive compensation package that enables us to:

●Attract and retain talented executives;
●Reward Company and individual performance; and
●Link the interest of our senior executives to the interests of our stockholders.

Our executive compensation program is designed to:

●Be competitive with the pay practices of other companies of comparable size, scope and industry;
●Attract and retain executives who can contribute to our future success as a global organization; and
●Create a strong linkage between pay and performance through the use of variable performance-based short-term and long-term incentive awards, such that executives will receive higher compensation in more successful periods for the Company and lower compensation during less successful periods.

The Compensation and Leadership Performance Committee believes that it has designed and implemented an executive compensation program that appropriately balances our short-term and long-term strategic objectives and otherwise links executive compensation with stockholder value, with 100% of the total direct compensation paid to Messrs. Pessina and Skinner in fiscal 2020, and approximately 85% of the total direct compensation paid to the other NEOs in fiscal 2020, tied to Company performance.

Our executive compensation program, as described for Ms. Barra and Messrs. Kehoe and Gourlay, generally has broader eligibility and, in most cases, applies to our executives outside of those NEOs.

Target Pay Mix

Stefano Pessina (CEO) and James Skinner (Executive Chairman)

Average of All Other NEOs

•

Information in graphics based on total direct compensation (i.e., annual base salary, target annual cash incentive and target long-term incentive compensation) and excludes other elements of compensation, including the Transformational Cost Management Program awards and perquisites.

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B. Compensation Decision-Making

The Compensation and Leadership Performance Committee is responsible for overseeing our executive compensation program, which includes our annual cash incentive and long-term equity compensation programs as well as our retirement and other benefit programs and practices. The Compensation and Leadership Performance Committee considers all elements of the program in total, as well as individual performance, Company-wide performance and internal equity and market compensation considerations, when making executive compensation-related decisions.

Our Executive Chairman, Mr. Skinner, and our Executive Vice Chairman and Chief Executive Officer, Mr. Pessina, review annually the performance and pay level of each of our “senior executives” (i.e., certain Senior Vice President level executives and above), develop recommendations concerning the compensation of each senior executive, and present those recommendations to the Compensation and Leadership Performance Committee. Neither Mr. Skinner nor Mr. Pessina makes any recommendations concerning his own compensation. In addition, only Mr. Skinner (and not Mr. Pessina) makes recommendations concerning the compensation of Ms. Barra.

Based on these recommendations, the Compensation and Leadership Performance Committee, with the assistance of our management team and Mercer, our independent compensation consultant, establishes target pay levels for the NEOs and other senior executives. The Compensation and Leadership Performance Committee carefully considers historical and current market practices, internal equity issues, and established market trends and attempts, to the extent practicable, to mitigate the effect of short-term market fluctuations in setting senior executive compensation levels.

The Compensation and Leadership Performance Committee, in consultation with Mercer, also considers the compensation levels and the mix of compensation in our peer group.

The composition of our peer group is reviewed annually by the Compensation and Leadership Performance Committee, in consultation with Mercer, and is updated as deemed appropriate by the Compensation and Leadership Performance Committee. In evaluating companies for inclusion in our peer group, the Compensation and Leadership Performance Committee considers, among other factors, revenue size, industry and the peer groups of our closest competitors. The Compensation and Leadership Performance Committee believes that our peer group appropriately reflects the industries and markets in which we compete for executive talent, and it includes companies in both the retail and healthcare industries. The Compensation and Leadership Performance Committee also considers companies of similar global size, while balancing the need to have a peer group comprised of a sufficiently large number of companies so as to be able to derive meaningful insights and observations.

Set forth below is our fiscal 2020 peer group, which was the same peer group used for fiscal 2019 compensation decisions, except for changes to reflect the mergers of Aetna and CVS and Express Scripts and Cigna:

Abbott Laboratories	Humana	PepsiCo
Anthem	Johnson & Johnson	Pfizer
Cardinal Health	Kroger	Procter & Gamble
Cigna	McDonald’s	Target
Coca-Cola	McKesson	United Health
Costco	Medtronic	Wal-Mart
CVS Health	Mondelez

The Compensation and Leadership Performance Committee has made no changes to the peer group for fiscal 2021.

For the respective companies’ most recently completed fiscal year for which data was available prior to the setting of fiscal 2020 compensation in October 2019, we are at the 71st percentile of our peer group in terms of revenue reported and the 18th percentile of our peer group in terms of market value. After the review of peer group data, the Compensation and Leadership Performance Committee establishes base salary adjustments, annual cash incentive awards and long-term incentive awards, as applicable, for the NEOs and our other senior executives.

In each case, the Compensation and Leadership Performance Committee generally targets total direct compensation at rates that result in median market levels when compared to our peer group. The actual positioning of target total direct compensation relative to the median varies based on each senior executive’s experience and skill set, and generally results in senior executives who are newer to their role being placed lower in the range and those with more experience being placed higher in the range.

The target total direct compensation can also be differentiated from the peer group median for, among other reasons, an individual’s performance or other contributions to our long-term performance.

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C. Role of the Compensation Consultant

As noted above, the Compensation and Leadership Performance Committee has engaged Mercer as its independent compensation consultant. Among other matters, the Compensation and Leadership Performance Committee uses Mercer to provide information regarding market compensation practices and trends and to advise the Compensation and Leadership Performance Committee on Non-Employee Director and executive compensation decisions, particularly with respect to our Chief Executive Officer and Executive Chairman. A representative of Mercer meets regularly with the Compensation and Leadership Performance Committee and, as needed, has access to the Compensation and Leadership Performance Committee and its Chair during and between regularly-scheduled meetings.

Beginning in January 2016, we also engaged Mercer to serve as the executive compensation consultant to our management team. The Compensation and Leadership Performance Committee has reviewed and considered the relevant factors specified under SEC and Nasdaq rules regarding our relationship with Mercer and, based upon this review, has concluded that the advice it receives from Mercer is and was objective and is and was not influenced by any relationships Mercer or its affiliates may otherwise have with our management team, the Board, the Company or its subsidiaries. See “Governance—Board Committees—Independent Compensation Advisor” above for more information regarding our relationship with Mercer and its affiliates.

III. Target Setting for Incentive Compensation

The Compensation and Leadership Performance Committee set the short-term and long-term performance targets for our fiscal 2020 executive compensation program in October 2019. The Compensation and Leadership Performance Committee believed at the time that the performance targets it established were rigorous yet achievable, and therefore established the targets so that they would be achieved, at the target performance level, if we successfully executed our operating plan for fiscal 2020 and the fiscal 2020-2022 performance period, therefore promoting demonstrable value creation for our stockholders. Because these were set in October 2019, these targets were set prior to the time when we could have anticipated or known the impact of the impending COVID-19 pandemic.

A. 2020 Annual Cash Incentive Target

The Compensation and Leadership Performance Committee approved the use of adjusted operating income as the sole, absolute metric for measuring Company-wide performance for purposes of the annual cash incentive awards for fiscal 2020. This metric was also used for the same purpose in fiscal 2019, promoting consistency year-over-year. Adjusted Operating Income is also a key metric currently used by our senior executives to assess Company profitability and make decisions regarding the allocation of resources. The Compensation and Leadership Performance Committee regularly reviews the selection of metrics and considers whether to incorporate other metrics, including other financial, non-financial, or relative metrics, into its short- and long-term incentive compensation programs, and elected to retain Adjusted Operating Income for fiscal 2020 based on the rationale shown below:

Metric	Rationale
Adjusted Operating Income[1]	Reflects:
●Overall operating performance and profitability ●Effective cost management ●Operational efficiency ●Prudent allocation of resources
____________________

1 Adjusted operating income is a non-GAAP financial measure that refers to our operating income, calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”), as adjusted to reflect certain specified adjustments approved by the Compensation and Leadership Performance Committee. Such adjustments are made in accordance with the Walgreens Boots Alliance, Inc. Management Incentive Plan (the “MIP”), the plan under which annual cash incentive awards are paid to our executives. The Compensation and Leadership Performance Committee reserves the right to make these adjustments to help ensure that certain items that are non-operating or otherwise out of management’s control do not impact payouts in either a positive or negative manner in order to support the program objective of incentivizing performance with respect to key short-term performance goals.

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For the NEOs (other than Messrs. Pessina and Skinner, who do not receive annual cash incentives) and other corporate-level executives, these Adjusted Operating Income results are based on our consolidated performance, with no award tied to specific business unit performance. The Compensation and Leadership Performance Committee believes this reinforces the need for collaboration among those executives.

For fiscal 2020, the adjusted operating income target was set at $6,627 million. The target was set in relation to our Board approved fiscal 2020 budget and was approved by the Compensation and Leadership Performance Committee in October 2019 based on the macroeconomic and industry environments at the time and prior to the COVID-19 pandemic.

Adjusted Operating Income Performance Measure	Company Performance (as a % of target)	Award* (as a % of target grant)
Below Threshold	<90%	0%
Threshold	90%	50%
Target	100%	100%
Maximum	≥110%	200%
*	Performance between threshold and target, or between target and maximum, will earn award on a straight line interpolated basis between 50% and 100% or between 100% and 200%, respectively.

In addition, the Compensation and Leadership Performance Committee has approved the use of an individual performance factor, which could result in an incremental increase or decrease in the annual cash incentive paid to an individual based on his or her performance. The use of this factor allows such individual’s manager to differentiate payouts based on a qualitative assessment of individual performance against broader Company performance goals and objectives.

B. 2020 Long-Term Incentive Compensation Target

The Compensation and Leadership Performance Committee approved the use of cumulative adjusted earnings per share (“cumulative adjusted EPS”) for the fiscal 2020-2022 performance period as the sole, absolute metric for measuring performance for purposes of the Performance Share awards. This metric was also used for the same purpose in fiscal 2019, promoting consistency year-over-year. In addition, this metric was selected based on the rational shown below:

Metric	Rationale
Cumulative Adjusted EPS[2]	●Correlates with long-term stockholder value creation ●Key indicator of sustainable, long-term profitability ●Operational efficiency ●Prudent allocation of resources

For the NEOs (other than Mr. Skinner, who receives RSUs) and other corporate-level executives, results will be based on our consolidated performance, with no award tied to specific business unit results, which the Compensation and Leadership Performance Committee believes reinforces the need for collaboration among those executives.

We do not publicly disclose our specific long-term incentive compensation target due to the potential for competitive harm. The fiscal 2020-2022 target was set in relation to our Board approved three-year financial plan for the period and was approved by the Compensation and Leadership Performance Committee in October 2019. The Compensation and Leadership Performance Committee believed that the target it established was rigorous yet achievable in light of our internal forecast as well as the macroeconomic and industry environments at the time the goals were established in October 2019, prior to the onset of the COVID-19 pandemic.

The following table illustrates the range of Performance Shares that can be earned under these awards depending on our performance during the fiscal 2020-2022 performance period:

Cumulative Adjusted EPS Performance Measure	Company Performance (as a % of target)	Performance Shares Earned* (as a % of target grant)
Below Threshold	<90%	0%
Threshold	90%	50%
Target	100%	100%
Maximum	≥110%	150%
*	Performance between threshold and target, or between target and maximum, will earn Performance Shares on a straight line interpolated basis between 50% and 100% or between 100% and 150%, respectively.
____________________

2 Cumulative adjusted EPS is a non-GAAP financial measure that refers to our GAAP diluted net earnings per share, as adjusted to reflect certain specified adjustments approved by the Compensation and Leadership Performance Committee in accordance with the Omnibus Incentive Plan, cumulated over the three-year performance period. As with adjusted operating income, the Compensation and Leadership Performance Committee reserves the right to adjust our GAAP earnings per share to help ensure that certain items that are non-operating or otherwise out of management’s control do not impact payouts in either a positive or negative manner in order to incent performance.

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IV. Annual Compensation

A. 2020 Base Salary Decisions

Neither Mr. Pessina nor Mr. Skinner received a base salary in fiscal 2020. For the other NEOs and our other senior executives, base salary is a key component of compensation, both on its own and because annual incentive awards are calculated based on salary.

In October 2019, the Compensation and Leadership Performance Committee completed its annual review of market data and individual performance in connection with its consideration of fiscal 2020 base salary adjustments for the NEOs (other than Messrs. Pessina and Skinner). At the conclusion of the review, the Compensation and Leadership Performance Committee approved the following base salary increases for these NEOs for fiscal 2020 in order to bring those NEOs closer to median pay for their respective roles:

Name	2020 Annual Base Salary* ($)	% Increase from 2019**
Ornella Barra	1,014,935	2.50%
Alexander W. Gourlay	1,014,935	2.50%
James Kehoe	945,563	2.50%
*	Amounts for Ms. Barra and Mr. Gourlay were determined and paid in British Pounds Sterling and converted to U.S. dollars at an exchange rate of approximately £1=1.270598 (the average exchange rate during fiscal 2020 used by the Compensation and Leadership Performance Committee for purposes of executive compensation decisions).
**	Percentage increase for Ms. Barra and Mr. Gourlay were calculated on a constant currency basis.

B. 2020 Annual Cash Incentive Payments

For fiscal 2020, substantially all of our senior executives (including Ms. Barra and Messrs. Kehoe and Gourlay) were eligible to receive an annual cash incentive payment through the MIP. The MIP rewards executives for achieving key financial and non-financial goals at both the Company and individual levels and is intended to align our senior executives’ interests directly with our financial goals and leadership behaviors. For fiscal 2020, the target cash incentive opportunity for each of the NEOs who participated in the MIP (Ms. Barra and Messrs. Kehoe and Gourlay) was set considering market practices for each specific role, among other factors, and target percentages were unchanged from 2019, as follows:

Name	2020 Target Bonus (% of Salary)
Ornella Barra	125%
Alexander W. Gourlay	125%
James Kehoe	125%

As noted elsewhere in this “Compensation Discussion and Analysis” section, during fiscal 2020, neither Mr. Pessina nor Mr. Skinner was eligible to receive cash incentive payments under the MIP in fiscal 2020. For the other senior executives (including the other NEOs), annual cash incentive payments were calculated as follows:

Base Salary	x	Target Short-Term Incentive Opportunity %	x	Company Performance Against Annual Goals	=	Preliminary Cash Incentive Award Amount
Determined by reviewing: ●Internal and market-based peer group benchmarks ●Individual performance		Established using: ●Market-based peer group benchmarks ●Internal calibration		Adjusted Operating Income		▼
Individual Performance Adjustment
▼
Final Cash Incentive Award Amount

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Company Performance and Impact of COVID-19. As described further in “—III. Target Setting for Incentive Compensation—A. 2020 Annual Cash Incentive Target” above, the Compensation and Leadership Performance Committee approved the use of adjusted operating income as the sole, absolute metric for measuring Company performance for purposes of payment of annual cash incentive awards in fiscal 2020.

The Compensation and Leadership Performance Committee retains the right under the MIP to adjust the results of adjusted operating income to exclude charges or items, such as those resulting from unusual or unpredictable events, from the measurement of performance.

For fiscal 2020, the Compensation and Leadership Performance Committee used the same adjustments for purposes of reconciling adjusted operating income (which is a non-GAAP financial measure) to our operating income as determined in accordance with GAAP as those we disclosed in our full year fiscal 2020 earnings release and related presentation on October 15, 2020. These consisted of adjustments to exclude impairment of goodwill and intangible assets, costs related to the Transformational Cost Management and store optimization programs, acquisition-related amortization, acquisition-related costs, adjustments to equity earnings in AmerisourceBergen Corporation, the LIFO (last-in, first-out) inventory provision, store damage and inventory losses. Additionally, the Compensation and Leadership Performance Committee adjusted for the effect of foreign currency rate fluctuations on adjusted operating income by translating current period adjusted operating income results for entities reporting in currencies other than U.S. dollars using the same exchange rates used for the Board-approved budget for fiscal 2020, from which the adjusted operating income target for fiscal 2020 was derived.

The Compensation and Leadership Performance Committee’s approach to making these adjustments was unchanged from fiscal 2019.

For fiscal 2020, the adjusted operating income target was set at $6,627 million, and the formulaic payout could range from 0% to 200% of target opportunity based on actual results. As noted above, the targets were set in October 2019, which was prior to the time the Compensation and Leadership Performance Committee could have known or anticipated the impacts of the COVID-19 pandemic. While the Company did not face significant disruptions during the first six months of fiscal 2020, the second six months of fiscal 2020 were significantly impacted by COVID-19. To assess performance, the Compensation and Leadership Performance Committee reviewed the Company’s unaudited results through the end of February 2020 (the first six months of the fiscal year, or “pre-COVID”) and then reviewed the performance for the last six months of fiscal 2020, that included the impact of COVID-19, and considered, in particular, the extraordinary efforts of our executives and broader team members during this unprecedented time and the overall economic impacts of the pandemic. The Company’s performance pre-COVID would have resulted in a MIP payout at target based on projected performance at the time for the remainder of fiscal 2020, while Company performance for full year fiscal 2020 would have resulted in no MIP payout due to the impact of COVID-19 during the last six months of fiscal 2020.

Following the conclusion of fiscal 2020, the Compensation and Leadership Performance Committee re-evaluated the fiscal 2020 MIP design, considering the impact of the COVID-19 pandemic as well as the Company's executive compensation objectives of attracting and retaining key talent and rewarding performance. The Compensation and Leadership Performance Committee determined that the motivational aspects of the MIP established at the beginning of fiscal 2020 were significantly diminished. To evaluate the performance of our teams during the last six months of the performance year, the Compensation and Leadership Performance Committee reviewed a balanced scorecard considering four key criteria for growth areas of the business, including:

●	management of overhead costs;
●	continued generation of free cash flow;
●	delivery of operating profits; and
●	success in maintaining or growing sales.

To recognize the extraordinary efforts of our teams during fiscal 2020, the Compensation and Leadership Performance Committee reviewed the Company’s overall results and, after consultation with Mercer, decided to consider an average of the pre-COVID results for the first six months of fiscal 2020 and the results of the balanced scorecard for the final six months of fiscal 2020, resulting in a payment of 84% of target. The Compensation and Leadership Performance Committee believes this bonus approach and the payouts are reflective of both pre-COVID actual Company performance and the extraordinary efforts of our executives and broader team members during the fiscal year, as well as the unanticipated financial and operational impact of COVID-19.

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Individual Performance. In order to improve our ability to link pay and performance for our senior executives, including each of the NEOs who participated in the MIP (Ms. Barra and Messrs. Kehoe and Gourlay), when the fiscal 2020 MIP performance design components were approved in October 2019 the Compensation and Leadership Performance Committee authorized Mr. Skinner (with respect to Ms. Barra) and Mr. Pessina (with respect to all other senior executives, including Messrs. Kehoe and Gourlay) to recommend to the Compensation and Leadership Performance Committee, for its consideration and approval, adjustments to cash incentive award payments of up to 120% of the formula-driven MIP payout levels (subject to an aggregate maximum of 200% of target) or down to 0% of target. Following this review, in October 2020, the Compensation and Leadership Performance Committee reviewed individual performance and did not adjust the formula-driven MIP payout levels for Ms. Barra or Messrs. Gourlay and Kehoe.

Payouts for Fiscal 2020 Performance. Fiscal 2020 cash incentive payments to our NEOs were as follows:

Name	2020 Cash MIP Award Eligible Salary* ($)	2020 Target Cash MIP Award (% of Salary)	2020 Target Cash MIP Awards* ($)	MIP Formulaic Payout ($)**	Balanced Framework Payout ($)***	2020 Cash Incentive Award Payment (% of MIP Target)	2020 Cash Incentive Award Payment* ($)
James Kehoe	$941,719	125%	$1,177,149	$467,179	$521,626	84.0%	$988,805
Ornella Barra	$1,010,809	125%	$1,263,511	$501,454	$559,894	84.0%	$1,061,348
Alexander W. Gourlay	$1,010,809	125%	$1,263,511	$501,454	$559,894	84.0%	$1,061,348
*	Amounts for Ms. Barra and Mr. Gourlay were determined and paid in British Pounds Sterling and converted to U.S. Dollars at an exchange rate of approximately £1=$1.270598 (the average exchange rate during fiscal 2020 used by the Compensation Leadership and Performance Committee for purposes of executive compensation decisions).
**	Represents the formulaic payout under the MIP based on performance through the first half of fiscal year 2020. The amounts are reported in the "Non-Equity Incentive Plan Compensation" column in the 2020 Summary Compensation Table.
***	Represents bonuses paid based on the Compensation and Leadership Performance Committee's assessment of performance against the balanced framework described above. These amounts are reported in the "Bonus" column in the 2020 Summary Compensation Table.

V. Long-Term Incentive Compensation

The Company maintains a long-term incentive compensation program that is intended to further align our executives’ interests with those of our stockholders. Long-term incentive compensation is granted annually under the Omnibus Incentive Plan.

A. 2020 Grants of Long-Term, Performance-Based Incentives

The Compensation and Leadership Performance Committee granted to substantially all of our senior executives, including our NEOs (other than Mr. Skinner), long-term incentives with the following targeted mix and targeted grant values:

NEO	Stock Options	RSUs	Performance Shares	Target Value ($)
Stefano Pessina	25%	25%	50%	See Section VI for details
James Kehoe	25%	25%	50%	$4,500,000
Ornella Barra	25%	25%	50%	$4,500,000
Alexander W. Gourlay	25%	25%	50%	$4,500,000
James A. Skinner	0%	100%	0%	See Section VI for details

The targeted equity mix used for fiscal 2020 was chosen in order to further align the Company’s long-term incentive design with market practices and our business objectives, while continuing to align our leaders’ interest with those of the stockholders. In addition, beginning in fiscal 2020, the long-term incentive awards performance threshold goal was adjusted from 95% of target to 90% of target. This change in the threshold was made to further align the Company’s long-term incentive compensation program with the competitive market.

For fiscal 2020, the Compensation and Leadership Performance Committee approved a fixed dollar target amount for each long-term incentive award. This fixed dollar target amount was determined based on a review of market data for each NEO’s position and was set at $4.5 million for Ms. Barra and Messrs. Gourlay and Kehoe. Ms. Barra’s and Mr. Gourlay’s long-term incentive award targets did not change as compared to fiscal 2019, while Mr. Kehoe’s long-term incentive award target was increased from his fiscal 2019 target of $3.5 million. The increase to Mr. Kehoe’s award target was made to align Mr. Kehoe’s equity grant values with those of our Co-COOs, similar to the approach taken for the Company’s prior Global Chief Financial Officer. We believe aligning the compensation of Mr. Kehoe, Ms. Barra and Mr. Gourlay further strengthens the team approach to the leadership of the Company.

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B. 2020 Performance Share Award Grants

In October 2019, the Compensation and Leadership Performance Committee authorized the grant of 50% of the target dollar amount of the fiscal 2020 total long-term, performance-based incentive award for eligible senior executives in the form of Performance Shares.

For the fiscal 2020 Performance Share awards, the Compensation and Leadership Performance Committee decided that the sole performance metric would be cumulative adjusted EPS over the fiscal 2020-2022 performance period. The payout can range from 0% to 150% of target for the fiscal 2020-2022 performance period based on actual results. See “—III. Target Setting for Incentive Compensation—B. 2020 Long-Term Incentive Compensation Target” above for more information regarding the performance goal.

The table below shows information regarding the Performance Shares granted to each of our NEOs (other than Mr. Pessina) who received Performance Share awards in fiscal 2020.

Name	Total Target Performance Share Award	Number of Performance Shares	Aggregate Grant Date Fair Value of Performance Share Award*
Ornella Barra	$2,250,000	43,070	$2,471,357
Alexander W. Gourlay	$2,250,000	43,070	$2,471,357
James Kehoe	$2,250,000	43,070	$2,471,357
*	Calculated based on the probable satisfaction of the performance conditions for such awards as of the date of grant. This value is greater than the target economic value approved by the Compensation and Leadership Performance Committee due to the difference in the average share price used to determine the number of shares ($52.24) and the stock price on the date of grant ($57.38).

A description of Mr. Pessina’s fiscal 2020 Performance Share award is set forth in “—VI. CEO and Executive Chairman Compensation—A. 2020 CEO Compensation” below. Mr. Skinner did not receive Performance Share awards in fiscal 2020.

C. 2020 Stock Option Grants

In October 2019, the Compensation and Leadership Performance Committee authorized the grant of 25% of the target dollar amount of the fiscal 2020 total long-term, performance-based incentive award for eligible senior executives in the form of Stock Options.

Stock Options are granted at an exercise price of no less than fair market value of a share of our common stock on the grant date and vest in one-third annual increments commencing on the one-year anniversary of the grant date. Accordingly, Stock Options only provide value to the recipients if our share price increases following the grant date, and provide no realizable value to recipients if our share price does not increase.

As in prior years, the Compensation and Leadership Performance Committee recognized individual performance through the application of an individual performance factor. The individual performance factor is based on such individual’s performance during the prior year, which could result in an incremental increase or decrease in the target economic value of the Stock Options granted to such individual.

At the end of fiscal 2019, each of Messrs. Pessina and Skinner conducted an evaluation of the contribution of each member of his respective management team in the areas of strategy, leadership and operating performance as it relates to our long-term goals. Based in part on their assessment of each such executive’s contribution, for fiscal 2020, Mr. Pessina (with respect to Messrs. Kehoe and Gourlay) and Mr. Skinner (with respect to Ms. Barra) recommended to the Compensation and Leadership Performance Committee individual increases of 20% over the target number of Stock Options to be granted in November 2019 prior to the start of the COVID-19 pandemic. These adjustments were reviewed and approved by the Compensation and Leadership Performance Committee and were made, in part, to recognize the future potential of each of these senior executives.

The table below shows information regarding the Stock Options granted to each of our NEOs (other than Mr. Pessina) who received Stock Options in November 2019. The Company used a Black-Scholes valuation model, based on the average closing price of a share of our common stock over the last 30 trading days of fiscal 2019, to determine the number of shares subject to the Stock Options granted.

Name	Total Target Dollar Value of Stock Option Award	Individual Performance Adjustment	Number of Stock Options	Aggregate Grant Date Fair Value of Stock Option Award*
Ornella Barra	$1,125,000	120%	141,806	$1,435,077
Alexander W. Gourlay	$1,125,000	120%	141,806	$1,435,077
James Kehoe	$1,125,000	120%	141,806	$1,435,077
*	This value is greater than the target economic value approved by the Compensation and Leadership Performance Committee due to the difference in the average share price used to determine the number of shares subject to the Stock Options granted ($52.24) and the stock price on the date of grant ($57.38).

A description of Mr. Pessina’s fiscal 2020 Stock Option award is set forth in “—VI. CEO and Executive Chairman Compensation—A. 2020 CEO Compensation” below. Mr. Skinner did not receive Stock Option awards in fiscal 2020.

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D. 2020 Restricted Stock Unit Grants

In October 2019, the Compensation and Leadership Performance Committee authorized the grant of the remaining 25% of the target dollar amount of the fiscal 2020 total long-term incentive awards for eligible senior executives in the form of RSUs. Given the volatile nature of the stock market, the Compensation and Leadership Performance Committee believes that it is important for retention to have a portion of long-term incentives that is not tied to the achievement of performance goals or future stock price appreciation but still at-risk with the value fluctuating based on changes in stockholder value. RSUs also assist in attracting talented executives. The Compensation and Leadership Performance Committee believes that RSUs are designed to complement Stock Options, and therefore the timing and structure of RSU grants are aligned with Stock Option grants in various ways. Similar to the annual Stock Option grants, the annual RSU grants vest one-third each year for three years, assuming continued employment through the applicable vesting date. Dividend equivalents with respect to RSUs are credited as additional RSUs, subject to the same vesting conditions as the underlying RSUs. Following vesting, each RSU is converted to one share of the Company’s common stock.

The table below shows information regarding the RSUs granted to each of our NEOs (other than Messrs. Pessina and Skinner) who received RSUs in fiscal 2020.

Name	Total Target RSU Award	Number of RSUs	Aggregate Grant Date Fair Value of RSU Award*
Ornella Barra	$1,125,000	21,535	$1,235,678
Alexander W. Gourlay	$1,125,000	21,535	$1,235,678
James Kehoe	$1,125,000	21,535	$1,235,678
*	This value is greater than the target economic value approved by the Compensation and Leadership Performance Committee due to the difference in the average share price used to determine the number of shares subject to the RSUs granted ($52.24) and the stock price on the date of grant ($57.38).

E. Transformational Cost Management Program Awards

On December 9, 2019, the Compensation and Leadership Performance Committee approved Transformational Cost Management Program awards under the Omnibus Incentive Plan for roles that are deemed to be key to the success of the Company’s Transformational Cost Management Program, which program is expected to deliver in excess of $2 billion of annual cost savings by fiscal 2022. These awards are intended to provide an incentive to certain individuals, including Ms. Barra and Messrs. Gourlay and Kehoe, to drive the performance and success of the Company’s Transformational Cost Management Program over a multi-year period. The program was offered to certain high performing operational leaders who have critical roles in driving improved performance through this change, and driving delivery of the Company’s transformational cost management targets. The awards to Ms. Barra and Messrs. Gourlay and Kehoe were granted on December 10, 2019 in the form of RSUs that vested one half on September 1, 2020 and will vest one half on September 1, 2021, to align with the timeline for key milestones in the Transformational Cost Management Program. There is no acceleration of vesting, except in the event of a qualifying termination of employment within one year following a change in control of the Company. Dividend equivalents with respect to RSUs are credited as additional RSUs, subject to the same vesting conditions as the underlying RSUs. Following vesting, each RSU is converted to one share of the Company’s common stock. The RSUs granted to Ms. Barra and Messrs. Gourlay and Kehoe had a grant date fair value equal to $1.5 million each, with the number of RSUs subject to the award determined by dividing $1.5 million by the closing price per share of the Company’s common stock on the grant date ($58.41).

The table below shows information regarding the Transformational Cost Management Program awards granted to each of our NEOs who received such awards in fiscal 2020.

Name	Number of RSUs	Grant Date Fair Value of RSU Award
Ornella Barra	25,681	$1,500,027
Alexander W. Gourlay	25,681	$1,500,027
James Kehoe	25,681	$1,500,027

F. Payout of 2018-2020 Long-Term Incentive Awards

In October 2017, Performance Shares were granted to our then-serving senior executives for the fiscal 2018-2020 performance period. The Performance Shares had a performance period of September 1, 2017 through August 31, 2020 and were contingent on the Company achieving its three-year cumulative adjusted EPS goals. The fiscal 2018-2020 target was set in relation to our Board approved three-year financial plan for the period and was approved by the Compensation and Leadership Performance Committee in October 2017. The goals were designed to be challenging but achievable for the three-year performance period in light of our internal forecast as well as the macroeconomic and industry environments at the time.

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The following chart sets forth the financial performance measure, performance period, the performance goals and corresponding payouts as a percentage of the target Performance Share opportunity for the fiscal 2018-2020 Performance Share cycle:

Performance Measure	Performance Level	Fiscal 2017-2020 Goal ($)	Performance (as a % of Target)	% of Performance Shares Earned*
Cumulative Adjusted EPS	Below Threshold:	<16.99	<95%	0% of target grant
	Threshold:	16.99	95%	50% of target grant
	Target:	17.88	100%	100% of target grant
	Maximum:	19.67	110%	150% of target grant
*	Performance between threshold and target, or between target and maximum, will earn Performance Shares on a straight line interpolated basis between 50% and 100% or between 100% and 150%, respectively.

Payouts and Impact of COVID-19. Similar to the annual cash incentive plan, the Compensation and Leadership Performance Committee reviewed progress against the performance goals considering performance through the pre-COVID period through the end of February 2020 (the first thirty months of the thirty-six-month performance period or “Pre-COVID”) as well as the performance in the last six months of the performance period that was impacted by COVID-19, considering the extraordinary efforts of our executives and broader team members during this unprecedented time and the overall economic impacts of the pandemic. Projected performance based on the Company’s performance pre-COVID would have resulted in a Performance Share payout at 101.7%, while Company performance for the full performance period would have resulted in no Performance Share payout due to the impact of COVID-19. Using its discretion under the program design and in accordance with the adjustment provisions applicable to the awards, after consultation with Mercer, the Compensation and Leadership Performance Committee determined that the fiscal 2018-2020 Performance Shares were earned at 101.7% of target, which the Compensation and Leadership Performance Committee determined was reflective of the pre-COVID projected full year Company performance and the extraordinary efforts of the teams, as well as the unanticipated financial and operational impact during the COVID-19 pandemic. Consequently, the Compensation and Leadership Performance Committee approved the resulting Performance Share vesting levels for the NEOs who had received such Performance Shares, as follows: Mr. Pessina, 94,539 shares; Ms. Barra, 25,210 shares; and Mr. Gourlay, 25,210 shares.

VI. CEO and Executive Chairman Compensation

As noted elsewhere in this “Compensation Discussion and Analysis” section, unlike the other NEOs, substantially all of the compensation paid to Messrs. Pessina and Skinner in fiscal 2020 was in the form of equity-based awards, which was designed to align their compensation with stockholder value. Neither Mr. Pessina nor Mr. Skinner received a base salary in fiscal 2020 or was eligible to receive a cash incentive award for fiscal 2020.

A. 2020 CEO Compensation

Mr. Pessina is, through an affiliated entity, our largest stockholder. Consequently, the Compensation and Leadership Performance Committee believes (after consultation with Mercer) that providing Mr. Pessina with substantially all of his compensation in the form of equity-based awards, using the same split of Performance Shares, Stock Options and RSUs as provided to our other senior executives, is appropriate and consistent with current market practice for similarly-situated executives, and closely aligns his compensation with the interests of our stockholders.

For fiscal 2020, in consideration of his service as our Executive Vice Chairman and Chief Executive Officer, the Compensation and Leadership Performance Committee awarded Mr. Pessina a combination of Performance Shares, Stock Options and RSUs equal in total economic value to $16 million. There was no increase in the target value of Mr. Pessina’s fiscal 2020 equity award as compared to his fiscal 2019 equity awards.

The number of Performance Shares, Stock Options and RSUs granted to Mr. Pessina was determined using the same methodology used for other senior executives as described in “—V. Long-Term Incentive Compensation” above.

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The Performance Shares, Stock Options and RSUs awarded to Mr. Pessina are generally subject to the same terms and conditions described in “—V. Long-Term Incentive Compensation” above, including the three-year performance period and vesting schedules. The Performance Shares, Stock Options and RSUs granted to Mr. Pessina are subject to forfeiture in certain circumstances, or full or pro-rated accelerated vesting in certain circumstances, including if Mr. Pessina ceases to serve on the Board (subject to certain exceptions). For a discussion of the circumstances related to forfeiture or to full or pro-rated accelerated vesting of Mr. Pessina’s outstanding awards, see “—Executive Compensation Tables and Supporting Information—2020 Potential Payments Upon Termination or Change in Control” below.

Long-Term Incentive Grant: Stefano Pessina
Vehicle	Number	Aggregate Target Award	Aggregate Grant Date Fair Value*
Performance Shares	153,139	$8,000,000	$8,787,116
Stock Options	420,168	$4,000,000	$4,252,100
RSUs	76,570	$4,000,000	$4,393,587
Total Dollar Value	—	$16,000,000	$17,432,803
*	With respect to the Performance Shares, aggregate grant date fair value is calculated based on the probable satisfaction of the performance conditions for such award as of the date of grant. The grant date fair value for the Performance Shares, Stock Options and RSUs is greater than the target economic value approved by the Compensation and Leadership Performance Committee due to the difference in the average share price used to determine the number of shares ($52.24) and the stock price on the date of grant ($57.38).

B. 2020 Executive Chairman Compensation

Similarly, the Compensation and Leadership Performance Committee believes (after consultation with Mercer) that providing Mr. Skinner with substantially all of his compensation in the form of time-based RSUs is appropriate, and closely aligns his compensation with the interests of our stockholders. The Compensation and Leadership Performance Committee also believes (after consultation with Mercer) that the amount of Mr. Skinner’s compensation package is consistent with current market practice for the compensation of executive chairs. The fiscal 2020 RSUs also included an adjusted operating income performance goal originally designed to comply with the legacy performance-based compensation rules under Section 162(m) of the Code prior to U.S. tax reform.

For fiscal 2020, in consideration of his service as our Executive Chairman, the Compensation and Leadership Performance Committee granted Mr. Skinner an RSU award equal in total economic value to $8 million. The number of RSUs granted was determined by dividing the grant value by the average closing price for our common stock over the last 30 trading days of fiscal 2019, which was $52.24. Given the satisfaction of the adjusted operating income performance criteria for such award as determined by the Compensation and Leadership Performance Committee on October 28, 2020, this award will vest on the third anniversary of the grant date and is subject to forfeiture or full or pro-rated accelerated vesting in certain circumstances, including if Mr. Skinner ceases to serve on the Board (subject to certain exceptions). For a discussion of the circumstances related to forfeiture or to full or pro-rated accelerated vesting of Mr. Skinner’s outstanding awards, see “—Executive Compensation Tables and Supporting Information—2020 Potential Payments Upon Termination or Change in Control” below.

Name	Total Dollar Value of RSU Award	Number of RSUs	Aggregate Grant Date Fair Value of RSU Award*
James A. Skinner	$8,000,000	153,139	$8,787,116
*	This value is greater than the target economic value approved by the Compensation and Leadership Performance Committee due to the difference in the average share price used to determine the number of shares ($52.24) and the stock price on the date of grant ($57.38).

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VII. Executive Compensation Program Updates

In light of the impact of COVID-19 on our business, and the uncertainty of its future impact, our Executive Vice Chairman and CEO, Mr. Pessina, requested that the Compensation and Leadership Performance Committee not grant him any long-term equity incentive awards (or any other direct compensation) in fiscal 2021. Mr. Pessina has never drawn a salary or received a short-term incentive award for his service as Executive Vice Chairman and CEO of the Company and, with respect to fiscal 2021, Mr. Pessina did not participate in the November 2021 long-term equity incentive grants. Further, Ms. Barra and Messrs. Gourlay and Kehoe have declined to receive base salary increases for fiscal 2021.

In addition, in light of the impact of COVID-19 and in response to stockholder feedback, the Compensation and Leadership Performance Committee approved certain changes to our executive compensation program, as described below.

	Fiscal 2020 Program	Fiscal 2021 Program	Rationale for Change
MIP - Performance Metric and Performance Curve	●Adjusted Operating Income ●90% of target goal pays at 50% of target ●110% of target goal pays at 200% of target ●Individual Performance Modifier (0 – 120%)
●Adjusted Operating Income, weighted 65%
●85% of target goal pays at 50% of target
●115% of target goal pays at 200% of target
●Free Cash Flow, weighted 25%
●70% of target goal pays at 50% of target
●130% of target goal pays at 200% of target
●Diversity, weighted 10%
●85% of target goal pays at 50% of target
●115% of target goal pays at 200% of target
●Individual Performance Modifier (0 – 120%) – no change

●Recognizes the continued focus on Adjusted Operating Income
●Increases focus on managing capital and generating cash flow to fund critical business priorities such as digitization of the Company, evolution of pharmacy, evolution of retail, innovation and cost transformation
●Reinforces our commitment to diversity goals throughout the Company with goals designed to support driving tangible results in this critical area

LTI – Performance Share Performance Metrics	●Cumulative adjusted EPS over a three-year performance period ●90% of target goal pays at 50% of target ●110% of target goal pays at 150% of target
●Adjusted EPS Growth, weighted 70%, measured based on three one-year growth targets with a simple average of the three years
●-10% of growth goal pays at 50% of target
●+10% of growth goal pays at 150% of target
●Revenue Growth, weighted 30%, measured based on three one-year growth targets with a simple average of the three years
●-5% of growth goal pays at 50% of target
●+5% of growth goal pays at 150% of target
●Recognizes the difficulty in setting three-year goals during the uncertainty of COVID-19 ●Recognizes the importance of revenue growth to the long-term future of the Company

VIII. Retirement and Other Benefits

A. Retirement Plans and Programs

U.S. Plans. The primary retirement program applicable to our U.S. employees is a tax-qualified 401(k) Retirement Savings Plan (the “401(k) Plan”). The 401(k) Plan is a defined contribution plan designed to accumulate retirement funds for participating employees, including participating executive officers of the Company, via individual contributions and employer matching contributions. The retirement benefits available for the Company’s executive officers under the tax-qualified 401(k) Plan are the same as those available for other eligible employees.

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The Company also has a non-qualified supplemental retirement plan, the Walgreens Boots Alliance, Inc. Executive Retirement Savings Plan (“Executive Deferred Plan”). The Executive Deferred Plan replaces the contributions the Company is unable to provide under the 401(k) Plan as a result of various tax law limitations that restrict contributions made for highly-compensated participants under the 401(k) Plan. The amounts credited to the Executive Deferred Plan are unfunded, unsecured promises to pay a benefit in the future. The Executive Deferred Plan includes two features. First, participants receive Company contribution credits equal to the matching contributions that cannot be made to the 401(k) Plan due to the tax law limitations described above (“Company Contributions”). Second, participants may also elect to defer, on a pre-tax basis, up to (i) 50% of their annual base salary and/or (ii) 85% of their short-term incentive awards (“Participant Contributions”). A participant’s account under the Executive Deferred Plan is credited with investment gains and/or losses based on the investment fund elections of the participant. Executive Deferred Plan accounts are paid following termination of employment. Company Contribution accounts are paid in a lump sum or installments, depending on the size of the account balance and the participant’s age at the time of employment termination. Participant Contribution accounts are paid in a lump sum or installments over a selected number of years, based on the participant’s advance election at the time of deferral.

Mr. Kehoe is the only NEO who currently participates in these plans.

UK Plans. Mr. Gourlay has accrued benefits in the Boots Pension Plan, which covers certain employees in the United Kingdom, as well as in two smaller defined benefits plans, the Boots Supplementary Pension Plan and the Boots Additional Pension Arrangement. The Boots Pension Plan is a funded final salary defined benefit plan providing a retirement pension and a dependent’s pension on the death of the participant. The Boots Pension Plan was closed to future accruals effective June 30, 2010, with benefits calculated by reference to pensionable salaries as of that date. The plan is subject to an actuarial funding valuation on a triennial basis. The Boots Supplementary Pension Plan and the Boots Additional Pension Arrangement were also closed to future accruals effective June 30, 2010.

In lieu of further participation in any defined contribution plan, Ms. Barra and Mr. Gourlay receive a pension supplement of 40% of base salary, consistent with relevant market practice at the time of implementation.

B. Perquisites

We provide our NEOs and other senior executives with perquisites and other personal benefits that we believe are non-excessive and competitive with those offered by companies comparable to us. In April 2020, in consultation with Mercer, the Compensation and Leadership Performance Committee conducted a review of these perquisites and other personal benefits and determined that they remained generally consistent with relevant market practice.

Aircraft Usage. Pursuant to our guidelines for aircraft usage, we permit the personal use of our aircraft by each of Messrs. Pessina and Skinner. We also allow the partner or spouse of each, as applicable, to accompany him on such personal trips (in addition to accompanying him on business trips). In limited circumstances, pre-approved personal use of our aircraft by other senior executives is also permitted.

The Compensation and Leadership Performance Committee has authorized each of Mr. Pessina and Mr. Skinner, during the time they serve as Chief Executive Officer and Executive Chairman, respectively, to use our aircraft without requiring reimbursement for up to 20 flight hours per year for personal travel. During fiscal 2020, Messrs. Pessina and Skinner did not exceed that limit. Apart from the allocated hours, and from time to time, Mr. Pessina and Ms. Barra may charter our aircraft for his or her personal use, which they did not do during fiscal 2020. In such cases, they do so through a third-party chartering service on an arm’s-length basis, and in doing so pay us market rates for his or her personal use of such aircraft.

Each of Mr. Pessina and Mr. Skinner, to the extent his use of our aircraft for personal travel exceeds the number of hours per year allowed by the Compensation and Leadership Performance Committee without reimbursement, and our other senior executives who use our aircraft for personal travel, are required to reimburse us, pursuant to an aircraft time-sharing agreement consistent with Federal Aviation Administration regulations, an amount intended to approximate our incremental cost of such travel. To the extent either Mr. Pessina’s or Mr. Skinner’s use of our aircraft for personal travel without the need to reimburse us constitutes taxable income to him under applicable tax laws, then he pays the taxes on such income without gross-ups.

Relocation and Related Benefits. Executive officers are eligible for certain relocation and related benefits if they are assigned to work in a country that is not their “home country” (as defined in the applicable policy). In addition to certain other benefits described in the paragraph below, Mr. Gourlay is entitled to a company car; payment of certain costs associated with his life and other insurance policies (including, in some cases, coverage for his spouse and dependent children); long-term disability coverage; and a guaranteed death-in-service benefit of five times base salary. If Mr. Gourlay declines a particular benefit (other than the death-in-service benefit), then he may receive a cash payment in lieu thereof. Mr. Gourlay also receives certain tax equalization benefits and tax assistance (as described further below in “—C. Employment Arrangements”) consistent with his expatriate assignment.

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Other. We provide limited additional perquisites and other personal benefits to our NEOs and other senior executives, including an annual medical examination, limited reimbursement of health club dues, long-term disability and personal accident insurance, preferred flight status within certain airline programs, and tax preparation services for executives with tax obligations in multiple countries. The perquisites and other benefits we provided to our NEOs during fiscal 2020 are further quantified in the footnotes in the “2020 Summary Compensation Table” under “—Executive Compensation Tables and Supporting Information” below.

C. Employment Arrangements

We generally execute an offer of employment before an executive joins the Company. This offer describes the basic terms of the executive’s employment, including his or her start date, starting salary, annual incentive target, long-term incentive award target and perquisites. The terms of the executive’s employment are based thereafter on sustained good performance rather than contractual terms, and the Company’s policies, such as the Executive Severance and Change in Control Plan, will apply as applicable.

John Standley joined the Company as Executive Vice President, President of Walgreen Co. and has served as an executive officer since August 31, 2020. Mr. Standley, age 57, previously served Rite Aid Corporation in a range of senior leadership roles, including as Chief Executive Officer from June 2010 to August 2019 and as Chairman from June 2012 to October 2018. Mr. Standley's offer letter sets forth key elements of his compensation, including salary, sign-on incentives, relocation benefits in accordance with Company policy and other employee benefits consistent with those received by the Company’s other U.S.-based senior executives. In fiscal 2021, Mr. Standley will be a participant in the Company’s MIP and its stock-based incentive program providing for annual Stock Option, RSU and Performance Share grants.

Under certain circumstances, the Company recognizes that special arrangements with respect to an executive’s employment may be necessary or desirable.

Ms. Barra and Mr. Gourlay, each of whom was employed by Alliance Boots or its subsidiaries prior to the closing of Walgreen Co.’s acquisition of the remaining 55% interest of Alliance Boots on December 31, 2014 (the “Second Step Transaction”), have employment agreements from such time that continue to be in effect until terminated. Formal employment agreements are a competitive market practice in the United Kingdom, where Mr. Gourlay was a resident when he entered into his employment agreement; and in Monaco, where Ms. Barra was a resident when she entered into her employment agreement.

Benefits provided to Ms. Barra pursuant to her agreement are described above in “—B. Perquisites” and in the “2020 Summary Compensation Table” under “—Executive Compensation Tables and Supporting Information” below. Ms. Barra’s agreement provides for a 12-month notice period prior to termination of employment by either Ms. Barra or us, subject to certain exceptions set forth in the agreement. We also provide, at our expense, annual tax advice from external tax advisors relating to U.S. and UK tax returns in relation to Ms. Barra’s employment with us.

In September 2013, Walgreens entered into a Secondment Agreement (the “Secondment Agreement”) with Alliance Boots Management Services Limited, an affiliate of Alliance Boots, pursuant to which Alliance Boots may second certain of its employees to Walgreens for particular assignments. Since 2013, Mr. Gourlay has been seconded to Walgreens pursuant to the Secondment Agreement and an assignment letter, which was most recently extended in July 2020.

Benefits provided to Mr. Gourlay pursuant to his employment agreement are described above in “—B. Perquisites” and in the “2020 Summary Compensation Table” under “—Executive Compensation Tables and Supporting Information” below, and include cost of living and housing allowances, expenses associated with annual tax advice from external tax advisors related to Mr. Gourlay’s employment with us, tax equalization benefits, and reimbursement of the difference between his real estate liability in the United States and his liability in the United Kingdom. Mr. Gourlay’s agreement provides for a 12-month notice period prior to termination of employment by either Mr. Gourlay or us, subject to certain exceptions set forth in the agreement, and also provides for the payment of redundancy payments in certain circumstances.

D. Severance and Change in Control Plan

We maintain the Walgreens Boots Alliance, Inc. Executive Severance and Change in Control Plan (the “CIC Plan”). The CIC Plan provides eligible executives certain severance benefits (a) upon an involuntary termination by us at any time (other than for cause or upon death or disability, as those terms are defined in the CIC Plan) or (b) within one year following a “change in control,” upon an involuntary termination not for cause, death or disability, or upon a voluntary termination for “good reason” (as those terms are defined in the CIC Plan).

The CIC Plan contains a double-trigger feature with respect to a change in control, meaning that the CIC Plan requires both a change in control and a qualifying termination of employment within one year following the change in control in order to receive severance benefits. If the payments and benefits to a participant under the CIC Plan would subject the participant to an excise tax, then such payments will be reduced by the minimum amount necessary to avoid such excise tax, but only if such reduction will result in the participant receiving a higher net after-tax amount.

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None of the NEOs except Mr. Kehoe is currently eligible for benefits under the CIC Plan, as (1) Mr. Pessina does not receive any salary or annual incentive payments and therefore would receive no severance benefits under the CIC Plan, (2) Mr. Skinner, as Executive Chairman, is not currently eligible for participation in the CIC Plan, and (3) the other NEOs (except Mr. Kehoe) would receive benefits pursuant to their individual employment agreements in lieu of benefits under the CIC Plan.

Mr. Kehoe’s benefits under the CIC Plan and the other NEOs’ benefits under their individual employment arrangements are described under “—Executive Compensation Tables and Supporting Information—2020 Potential Payments upon Termination or Change in Control.”

IX. Executive Compensation Corporate Governance

A. Compensation Risk Oversight

In 2016, the Compensation and Leadership Performance Committee retained Mercer to conduct a risk review of our compensation programs and assess whether any of our incentive compensation plans, either individually or in the aggregate, would encourage our executives or employees to undertake unnecessary or inappropriate risks that were reasonably likely to have a material adverse impact on us. The Compensation and Leadership Performance Committee reviewed this external risk assessment of our variable pay plans and considered several factors, including the type of plan; the number of participants in each plan; the participants’ levels within the organization; the target and maximum payout potential; performance criteria under each plan; and risk mitigating controls in place for each plan.

As part of these assessments, our management and the Compensation and Leadership Performance Committee, as well as Mercer, evaluated those plans that were identified as having the potential to deliver a significant amount of compensation, which included the short-term and long-term incentive programs described elsewhere in this “Compensation Discussion and Analysis” section.

The Compensation and Leadership Performance Committee thereafter concluded that it was not reasonably likely that risks arising from our compensation policies and practices would have a material adverse effect on us due to a variety of factors. In reaching this conclusion, the Compensation and Leadership Performance Committee considered the following:

●	Our compensation programs are designed to provide a mix of both fixed and variable incentive compensation;
●	Our compensation programs are balanced between a variety of different measures, and both short-term and long-term incentives are designed to reward execution of our short-term and long-term corporate strategies;
●	We allocate compensation among base salary, annual cash incentives, and long-term incentives, such as Stock Options, Performance Shares and RSUs, that include both time of service and performance-based criteria;
●	The annual cash incentive component involves cash-based plan awards with payouts tied to the achievement of pre-established Company-wide financial and individual performance objectives;
●	Long-term incentive compensation includes components that are paid based on results averaged out over a number of years and that vest over an extended period;
●	Executives are required to own a specified level of shares in order to comply with the stock ownership guidelines described in “—B. Stock Ownership Guidelines” below, which encourages focusing on enhancing long-term stockholder value in a sustainable manner;
●	As described below under “—C. Compensation Recovery (Clawback) Policy,” we have adopted a clawback policy applicable to all officers that is designed to allow us to recover incentive compensation paid if there is a restatement of financial results or misconduct, including fraud;
●	As described below under “—D. Anti-Hedging and Anti-Pledging Policies,” we have a policy that prohibits directors, executives and senior employees from participating in transactions designed to hedge or speculate on any change in our stock price ensuring that, as designed, directors, executives and senior employees bear the full risk of their ownership of our securities and have the same objectives as the Company’s other stockholders; and
●	We have incentive programs that provide the Compensation and Leadership Performance Committee with discretion to make downward adjustments to certain payments or awards under the component programs.

In light of the absence of any significant changes in our executive compensation program between fiscal 2017 and fiscal 2020, the Compensation and Leadership Performance Committee continues to believe that it is not reasonably likely that risks arising from our compensation policies and practices would have a material adverse effect on us, primarily for the same reasons set forth above.

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B. Stock Ownership Guidelines

The Board first adopted executive stock ownership guidelines in 2008. Under the current guidelines, each senior executive has five years from the date of election or appointment to his or her position to achieve the lesser of the fixed or variable ownership level associated with his or her position. The minimum stock ownership guidelines for our Chief Executive Officer and other senior executives are as follows:

Executive Level	Fixed Number of Shares	Variable Number of Shares*
Executive Chairman	230,000	5x Salary
Chief Executive Officer	230,000	5x Salary
Chief Operating Officer	130,000	4x Salary
Executive Vice President	60,000	3x Salary
Senior Vice President	30,000	2x Salary
*	Variable number of shares equals stated salary multiple divided by share price as of the measurement date.

The following are included in determining stock ownership for purposes of these guidelines (to the extent applicable):

●	restricted stock and RSUs, discounted by an assumed tax rate of 35% and only up to 50% of the applicable ownership target;
●	shares held by minor dependents and spouses; and
●	shares owned outright, such as shares acquired upon the vesting of Performance Shares and the exercise of Stock Options.

The Compensation and Leadership Performance Committee reviewed our executives’ progress towards meeting these guidelines in October 2020. The Compensation and Leadership Performance Committee concluded that each of the NEOs has either met the stock ownership requirement applicable to him or her or is within the five-year transition period.

More information about the stock ownership guidelines applicable to Non-Employee Directors can be found in “Governance—Director Compensation—Non-Employee Director Stock Ownership Guidelines” above.

C. Compensation Recovery (Clawback) Policy

The Board has adopted a compensation recovery, or “clawback,” policy for cash and equity incentive awards paid to executive officers. If there is a restatement of financial results or other misconduct (including fraud), then the policy allows the Compensation and Leadership Performance Committee to seek reimbursement of the incremental portion of incentive compensation paid to executive officers in excess of the awards that would have been paid based on the restated financial results or in the absence of such misconduct. The Compensation and Leadership Performance Committee may look back over the three-year period prior to the restatement or other misconduct for the recoupment, and may also look to both current and former executive officers.

The policy provides the Compensation and Leadership Performance Committee with the discretion to recoup amounts of excess incentive compensation paid to an officer in conjunction with any materially incorrect results (even if not resulting in a restatement), or misconduct on the part of the executive officer, including fraud or other conduct that would lead to a “for cause” termination (as defined in the Company’s clawback policy). The clawback policy requires disclosure of any exercise of the clawback policy for any Section 16 officer, unless the Board or Compensation and Leadership Performance Committee concludes that legal or privacy concerns would prevent such disclosure.

In addition to the clawback policy, our Chief Executive Officer and Global Chief Financial Officer are subject to any clawbacks that may be required under the Sarbanes-Oxley Act of 2002.

D. Anti-Hedging and Anti-Pledging Policies

We have adopted, as part of our insider trading policy, prohibitions on the short sale of our common stock and other securities and transactions in publicly-traded options relating to Company securities, as well as the purchase or sale of financial instruments that are designed to hedge or offset any decrease in the market value of our common stock or other securities. These policies prohibit our directors, officers and senior employees, including each of the NEOs, from hedging the risk of their ownership of our common stock through the use of financial mechanisms, such as exchange funds, prepaid variable forward contracts, equity swaps, puts, calls, collars and other derivative instruments.

This policy also prohibits our directors, officers and senior employees, including each of the NEOs, from pledging our common stock or other securities as collateral for a loan without the prior written approval of our Global Chief Administrative Officer and General Counsel and our Corporate Secretary where specified criteria are met.

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Executive Compensation

Compensation Committee Report

The following Compensation Committee Report shall not be deemed to be incorporated by reference into any filing we may make under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

The Compensation and Leadership Performance Committee reviews the Company’s Compensation Discussion and Analysis on behalf of the Board. The Compensation and Leadership Performance Committee has reviewed and discussed the Compensation Discussion and Analysis with management.

Based on this review and discussion, the Compensation and Leadership Performance Committee recommended to the Board that the Compensation Discussion and Analysis above be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2020.

Compensation and Leadership Performance Committee

Nancy M. Schlichting, Chair
José E. Almeida
William C. Foote
Valerie B. Jarrett*
John A. Lederer

*As of October 29, 2020

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Executive Compensation

Executive Compensation Tables and Supporting Information

2020 Summary Compensation Table

The following table shows information regarding the compensation of each NEO for fiscal 2020, 2019 and 2018. The values shown represent each NEO’s compensation during the fiscal year, including the grant date fair value of equity awards that were granted during a fiscal year that vest in a future year or years, subject to the terms and conditions of each award.

Certain amounts paid to or earned by certain NEOs were paid or accrued in British Pounds Sterling. In the tables below, amounts for fiscal 2020 (other than the pension value calculations, as noted in footnote 5 below) were converted to U.S. dollars at an exchange rate of approximately £1=$1.270598 (the average exchange rate during fiscal 2020 used by the Compensation and Leadership Performance Committee for purposes of executive compensation decisions).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)
Stefano Pessina Executive Vice Chairman and Chief Executive Officer	2020	—	—	13,180,703	4,252,100	—	—	50,384	17,483,187
	2019	—	—	13,158,012	5,969,372	—	—	28,818	19,156,202
	2018	—	—	6,229,183	7,202,212	—	—	71,545	13,502,940

James Kehoe Executive Vice President and Global Chief Financial Officer	2020	941,719	521,626	5,207,062	1,435,077	467,179	—	83,756	8,656,419
	2019	918,750	1,250,000	2,878,318	1,566,937	—	—	70,710	6,684,715
	2018	225,000	1,250,000	4,499,959	—	288,183	—	269,065	6,532,207

Ornella Barra Co-Chief Operating Officer	2020	1,010,809	559,894	5,207,062	1,435,077	497,545	—	501,221	9,211,841
	2019	986,173	—	3,700,648	2,014,662	—	—	433,059	7,134,542
	2018	964,803	—	1,661,111	2,304,691	1,293,687	—	423,927	6,648,219
Alexander W. Gourlay Co-Chief Operating Officer	2020	1,010,809	559,894	5,207,062	1,435,077	501,454	1,643,925	641,289	10,999,510
	2019	986,926	—	3,700,648	2,014,662	—	878,167	645,092	8,225,495
	2018	968,756	—	1,661,111	2,304,691	1,294,743	—	645,861	6,875,162
James A. Skinner Executive Chairman	2020	—	—	8,787,116	—	—	—	10,597	8,797,713
	2019	—	—	9,398,557	—	—	—	—	9,398,557
	2018	—	—	6,229,183	—	—	—	—	6,229,183
(1)

Amounts reported in this column represent Mr. Kehoe’s $2,500,000 sign-on bonus, which was paid in two equal installments of $1,250,000 within 30 days following Mr. Kehoe’s first day of employment in 2018 and within 30 days following the one-year anniversary of his first day of employment. The amounts reported for fiscal 2020 represents the post-Covid portion of the annual incentive compensation, as detailed in the 2020 Annual Cash Incentive Payments section.

(2)

Represents the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of RSUs (for all NEOs) and Performance Shares (for all NEOs other than Mr. Skinner) granted under the Omnibus Incentive Plan during the applicable fiscal year. These values do not represent amounts paid to or realized by the applicable NEO. The amounts included for the Performance Shares granted during fiscal 2020 are calculated based on the probable satisfaction of the performance conditions for such awards and the price of our common stock as of the date of grant. Assuming the highest level of performance is achieved for the Performance Shares granted during fiscal 2020, the maximum value at the grant date would be as follows: Mr. Pessina: $13,180,674; Ms. Barra: $3,707,035; Mr. Gourlay: $3,707,035; and Mr. Kehoe: $3,707,035. See “—Compensation Discussion and Analysis—V. Long-Term Incentive Compensation—B. 2020 Performance Share Award Grants” above for further information regarding these awards. For additional information regarding our stock compensation plans, see Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 (the “2020 Annual Report”). Stock awards that remained outstanding as of August 31, 2020 are reflected in the “2020 Outstanding Equity Awards at Fiscal Year-End” table below.

(3)

Represents the grant date fair value, determined in accordance with FASB ASC Topic 718, of Stock Options granted under the Omnibus Incentive Plan during the applicable fiscal year. These values do not represent amounts paid to or realized by the applicable NEO. See “—Compensation Discussion and Analysis” above for further information regarding these awards. The grant date fair value of each option granted in fiscal 2020 was determined using the Black-Scholes option pricing model, with weighted-average assumptions of: risk-free interest rate (U.S. Treasury security rates for the expected term of the option), 1.59%; average expected life of options, 6.18 years; volatility (based on historical and implied volatility of the Company’s common stock), 26.09%; dividend yield (the Company’s cash dividend for the expected term),2.91%; and weighted average grant date fair value (granted at market price), $10.12. For additional information regarding our stock compensation plans, see Note 12 to the consolidated financial statements included in the 2020 Annual Report. Stock options that remained outstanding as of August 31, 2020 are reflected in the “2020 Outstanding Equity Awards at Fiscal Year-End” table below.

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(4)	Includes the annual incentive compensation, if any, earned for each fiscal year (or portion thereof) pursuant to the MIP.
(5)

For Mr. Gourlay, reflects changes in pension value. The fiscal 2020 amount represents the pension value in U.S. dollars as of the end of fiscal 2020, using the exchange rate at that time (£1=$1.3300), minus the pension value in U.S. dollars as of the end of fiscal 2019, using the exchange rate at that time (£1=$1.2214). Year-over-year changes in pension value are driven in large part due to changes in actuarial pension assumptions. See the “2020 Pension Benefits” table below and the “—Compensation Discussion and Analysis—VIII. Retirement and Other Benefits” section above for further information.

(6)	Detail of the amounts reported in the “All Other Compensation” column for fiscal 2020 is provided in the table below.

Item	Stefano Pessina ($)	James Kehoe ($)	Ornella Barra ($)	Alexander W. Gourlay ($)	James A. Skinner ($)
Life Insurance	—	6,825	4,643	4,643	—
Expatriate Allowances(A)	—	—	—	198,532	—
Pension Supplements(B)	—	—	404,324	404,324	—
Executive Deferred Retirement Savings Plan(C)	—	25,008	—	—	—
Perquisites Personal Benefits and Relocation(D)	50,384	51,923	88,578	33,790	10,597
Total	50,384	83,756	497,545	641,289	10,597
(A)

For Mr. Gourlay, includes amounts paid pursuant to his secondment agreement and assignment letter, including cost of living allowances ($33,901), tax equalization payments ($10,139), reimbursement of the difference between his real estate tax liability in the United Kingdom and his real estate tax liability in the United States ($119,236), and expenses associated with annual tax advice from external tax advisors ($35,256) relating to his remuneration. See “—Compensation Discussion and Analysis—VIII. Retirement and Other Benefits—C. Employment Arrangements” above. These allowances were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the service provider or the executive, as applicable.

(B)	Consists of a cash payment in lieu of participation in a defined contribution plan.
(C)	Includes Company match in the Executive Deferred Retirement Savings Plan.
(D)	For Mr. Gourlay, includes a car allowance ($22,235) (or cash payment in lieu thereof) and reflects his personal use of the Company aircraft.

For Mr. Kehoe, includes the Company’s incremental costs relating to long-term disability benefits ($21,279), personal accident insurance benefits, legal and administrative fees for green cards ($26,413) and an annual executive health screening. The legal and administrative fees were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the service provider or the executive, as applicable.

For Ms. Barra, includes commuting costs of ($23,030) and expenses associated with annual tax advice from external tax advisors ($65,548). The expenses associated with annual tax advice were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the service provider or the executive, as applicable.

The amount for Mr. Skinner reflects his personal use of the Company’s aircraft.
The amount for Mr. Pessina reflects his personal use of the Company’s aircraft, using the average exchange rate at that time (€1=$1.113713).

For executives with personal use of the Company’s aircraft,the Company determines the amount associated with personal use of its aircraft by calculating the incremental cost to it by multiplying the aircraft’s hourly variable operating cost by a trip’s flight time, which includes any flight time of an empty return flight. Variable operating costs include: (1) landing, parking, passenger ground transportation, crew travel and flight planning services expenses; (2) supplies, catering and crew traveling expenses; (3) aircraft fuel and oil expenses; (4) maintenance, parts and external labor (inspections and repairs); and (5) any customs, foreign permit and similar fees. Fixed costs that do not vary based upon usage are not included in the calculation of direct operating cost.

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Executive Compensation

2020 Grants of Plan-Based Awards

The following table shows information regarding the incentive awards granted to the NEOs for fiscal 2020.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
Name	Award Type(1)	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stefano Pessina	SO	11/1/2019	10/28/2019								420,168	57.38	4,252,100
	RSU	11/1/2019	10/28/2019							76,570			4,393,587
	PS	11/1/2019	10/28/2019				76,570	153,139	229,709				8,787,116
James Kehoe	SO	11/1/2019	10/28/2019								141,806	57.38	1,435,077
	RSU	11/1/2019	10/28/2019							21,535			1,235,678
	RSU	12/10/2019	12/10/2019							25,681			1,500,027
	PS	11/1/2019	10/28/2019				21,535	43,070	64,605				2,471,357
	MIP			588,575	1,177,149	2,354,298
Ornella Barra	SO	11/1/2019	10/28/2019								141,806	57.38	1,435,077
	RSU	11/1/2019	10/28/2019							21,535			1,235,678
	RSU	12/10/2019	12/10/2019							25,681			1,500,027
	PS	11/1/2019	10/28/2019				21,535	43,070	64,605				2,471,357
	MIP			631,756	1,263,511	2,527,023
Alexander W. Gourlay	SO	11/1/2019	10/28/2019								141,806	57.38	1,435,077
	RSU	11/1/2019	10/28/2019							21,535			1,235,678
	RSU	12/10/2019	12/10/2019							25,681			1,500,027
	PS	11/1/2019	10/28/2019				21,535	43,070	64,605				2,471,357
	MIP			631,756	1,263,511	2,527,023
James A. Skinner	RSU	11/1/2019	10/28/2019							153,139			8,787,116
(1)	Includes Stock Options (SO), Performance Shares (PS), and Restricted Stock Units (RSU) issued under the Omnibus Incentive Plan and annual cash incentives payable under the MIP.
(2)

These amounts represent the threshold, target, and maximum annual incentives under the MIP for fiscal 2020. The related performance targets and results are described above in “—Compensation Discussion and Analysis.” For the MIP, the threshold award was set at 50% of the target award, and the maximum award was set at 200% of the target award.

(3)

These share numbers represent the threshold, target, and maximum Performance Share awards for the fiscal 2020-2022 performance period. The threshold award was set at 50% of the target Performance Share award, and the maximum award was set at 150% of the target Performance Share award. The Performance Share awards are subject to pro-rated or accelerated vesting in certain circumstances, including, as a result of retirement and, with respect to Mr. Pessina, if he ceases to serve on the Board in certain circumstances.

(4)

Represents the number of RSUs granted in fiscal 2020. For the RSUs granted to all of the individuals other than Mr. Skinner: (a) the annual RSUs granted on November 1, 2019 vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date and the final one-third on the third anniversary of the grant date, subject to forfeiture in certain circumstances and full or pro-rated accelerated vesting in certain circumstances (including, as a result of retirement and, with respect to Mr. Pessina’s award, if he ceases to serve on the Board in certain circumstances); and (b) the Transformational Cost Management Program awards granted on December 10, 2019 vested one-half on September 1, 2020 and will vest one-half on September 1, 2021, subject to forfeiture in certain circumstances and full accelerated vesting upon a qualifying termination within one year following a change in control of the Company. The RSUs granted to Mr. Skinner vest on the third anniversary of the grant date, subject to the satisfaction of performance criteria originally designed to comply with the legacy performance-based rules under Section 162(m) of the Code prior to U.S. tax reform and forfeiture in certain circumstances and full or pro-rated accelerated vesting in certain circumstances, including if Mr. Skinner ceases to serve on the Board in certain circumstances.

(5)

The Stock Option awards vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date and the final one-third on the third anniversary of the grant date, subject to forfeiture in certain circumstances and full or pro-rated accelerated vesting in certain circumstances (including, as a result of retirement and, with respect to Mr. Pessina’s award, if he ceases to serve on the Board in certain circumstances). The Stock Options expire on the tenth anniversary of the grant date.

(6)	The exercise price for Stock Option awards is the per-share closing price of the Company’s common stock on the grant date.
(7)

Represents the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718 of all equity awards granted to the NEOs during fiscal 2020, with the amounts included for the Performance Shares calculated based on the probable satisfaction of the performance conditions for such awards at the time of the grant. For additional information regarding our stock compensation plans, see Note 12 to the consolidated financial statements included in our 2020 Annual Report.

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2020 Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding the outstanding equity awards held by each of the NEOs as of August 31, 2020.

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Awards That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Stefano Pessina	2/12/2016	263,273	—	77.08	2/12/2026
	11/1/2016	410,798	—	82.46	11/1/2026
	11/1/2017	336,136	168,574	67.01	11/1/2027
	11/1/2018	131,555	263,506	79.90	11/1/2028
	11/1/2019	—	420,168	57.38	11/1/2029
	11/1/2019					79,614	3,026,935
	11/1/2017							94,539	3,594,373
	11/1/2018							164,681	6,261,172
	11/1/2019							153,139	5,822,345
James Kehoe	6/1/2018					25,747	978,888
	11/1/2018	34,532	69,170	79.90	11/1/2028
	11/1/2019	—	141,806	57.38	11/1/2029
	11/1/2019					22,391	851,313
	12/10/2019					26,506	1,007,768
	11/1/2018							36,024	1,369,632
	11/1/2019							43,070	1,637,521
Ornella Barra	11/1/2015	84,466	—	84.68	11/1/2025
	11/1/2016	140,844	—	82.46	11/1/2026
	11/1/2017	107,562	53,944	67.01	11/1/2027
	11/1/2018	44,399	88,934	79.90	11/1/2028
	11/1/2019	—	141,806	57.38	11/1/2029
	11/1/2019					22,391	851,313
	12/10/2019					26,506	1,007,768
	11/1/2017							25,210	958,484
	11/1/2018							46,316	1,760,934
	11/1/2019							43,070	1,637,521
Alexander W.Gourlay	11/1/2015	84,466	—	84.68	11/1/2025
	11/1/2016	140,844	—	82.46	11/1/2026
	11/1/2017	107,562	53,944	67.01	11/1/2027
	11/1/2018	44,399	88,934	79.90	11/1/2028
	11/1/2019	—	141,806	57.38	11/1/2029
	11/1/2019					22,391	851,313
	12/10/2019					26,506	1,007,768
	11/1/2017							25,210	958,484
	11/1/2018							46,316	1,760,934
	11/1/2019							43,070	1,637,521
James A. Skinner	11/1/2017					101,871	3,873,131
	11/1/2018					125,868	4,785,505
	11/1/2019					159,228	6,053,830
	Various					84,832	3,225,294

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(1)

For each of the unvested Stock Option awards, one-third of the award vests on each of the first, second and third anniversary of the grant date. All unvested Stock Options are subject to forfeiture in certain circumstances and full or pro-rated accelerated vesting in certain circumstances, including, upon retirement and, with respect to the awards to Mr. Pessina, if he ceases to serve on the Board in certain circumstances.

(2)

Includes the number and value of the unvested RSUs awarded under the Omnibus Incentive Plan, and includes dividend equivalents through, August 31, 2020. The RSUs granted to Mr. Kehoe on June 1, 2018 vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date and the remainder on the third anniversary of the grant date. The RSUs granted to Mr. Skinner on November 1, 2017, November 1, 2018 and November 1, 2019 vest on the third anniversary of the grant date. The RSUs granted on December 10, 2019 vested one half on September 1, 2020 and vest one half on September 1, 2021. The RSUs granted on November 1, 2019 vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date and the remainder on the third anniversary of the grant date. All RSUs are subject to forfeiture in certain circumstances or full or pro-rated accelerated vesting in certain circumstances, including, with respect to the awards to Mr. Skinner, if he ceases to serve on the Board in certain circumstances. See footnote (4) to the Grants of Plan-Based Awards table above for a description of the terms of RSUs granted during fiscal 2020. For Mr. Skinner, this column also includes 84,832 DSUs, which includes DSUs acquired as a result of dividend equivalents, outstanding as of August 31, 2020. These DSUs will be settled in stock following Mr. Skinner’s termination of service as a director in accordance with the terms and conditions of the Omnibus Incentive Plan, subject to his election options relating to the timing and form of payment.

(3)

Except as described below, represents the number and value of Performance Shares based on the target performance level. As described in the “—Compensation Discussion and Analysis” section, the Performance Shares granted in November 2018 and November 2019 vest, if at all, based on the Company’s cumulative adjusted EPS performance over the fiscal 2019-2021 performance period and the fiscal 2020-2022 performance period, respectively. In October 2020, the Compensation and Leadership Performance Committee certified the performance achievement and released the Performance Shares granted in November 2017 relating to the fiscal 2018-2020 performance period. With respect to the November 2017 Performance Shares, the number of units reported in this table represent the actual number of shares that vested, with the market value determined based on the August 31, 2020 closing stock price. The Performance Share awards are subject to pro-rated or accelerated vesting in certain circumstances, including upon retirement and, with respect to the awards to Mr. Pessina, if he ceases to serve on the Board in certain circumstances.

2020 Option Exercises and Stock Vested

The following table shows information regarding stock vested by each of the NEOs during fiscal 2020. No options were exercised during fiscal 2020.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Stefano Pessina(1)	—	—	92,102	5,139,302
James Kehoe(2)	—	—	25,373	1,098,665
Ornella Barra(1)	—	—	26,314	1,468,346
Alexander W. Gourlay(1)	—	—	26,314	1,468,346
James A. Skinner(3)	—	—	92,587	5,312,626
(1)	Award represents Performance Shares vested on August 31, 2019, with performance certified and Performance Shares released in October 2019.
(2)	Awards represent RSUs granted on June 1, 2018 including related dividend equivalents, which vested on June 1, 2020.
(3)	Awards represent RSUs granted on November 1, 2016 including related dividend equivalents, which vested on November 1, 2019 (and upon certification of performance achievement).

2020 Pension Benefits

The following table shows information regarding the estimated present value of accumulated pension benefits for Mr. Gourlay.

In connection with the Second Step Transaction, the Company assumed certain of Alliance Boots’ defined benefit pension plans. The principal defined benefit pension plan is the Boots Pension Plan, which covers certain employees in the United Kingdom. The Boots Pension Plan is a funded final salary defined benefit plan providing a retirement pension and a dependent’s pension on the death of the participant. The Boots Pension Plan was closed to future accruals effective June 30, 2010, with benefits calculated by reference to pensionable salaries as of that date. The plan is subject to an actuarial funding valuation on a triennial basis.

The Company also assumed two smaller defined benefit plans in the United Kingdom, the Boots Supplementary Pension Plan and the Boots Additional Pension Arrangement, both of which were also closed to future accruals effective June 30, 2010. These plans were intended to supplement the benefits provided under the Boots Pension Plan for eligible senior employees of Alliance Boots.

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Benefits under these plans are payable upon retirement (age 60 under all plans) or death or, in certain cases, upon early retirement. Participants in the Boots Pension Plan and Boots Supplementary Pension Plan have the option of receiving a portion of their pension as a tax-free cash sum upon retirement. Participants in the Boots Additional Pension Arrangement are paid their benefit as a single lump sum. Even though these plans are closed to future accruals, the present value of accumulated benefits can fluctuate significantly from year to year based on changes in the underlying actuarial pension assumptions. Other than Mr. Gourlay, no other NEO is currently a participant in these plans or any other defined benefit plan of the Company.

Name	Plan Name	Number of Years of Service Credit (# of years)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Year ($)
Alexander W. Gourlay	Boots Pension Plan	25.5	5,562,060	—
	Boots Supplementary Pension Plan	5.7	146,300	—
	Boots Additional Pension Arrangement	1.7	5,973,030	—
(1)

These values were converted from British Pounds Sterling to U.S. dollars using the exchange rate (£1=$1.3300) as of August 31, 2020, the last day of our fiscal year. Prior to such conversion, these values in British Pounds Sterling were £4,182,000, £110,000, and £4,491,000, respectively.

2020 Nonqualified Deferred Compensation

The following table reflects fiscal 2020 contributions, earnings, withdrawals and end-of-year balances for participating NEOs under the Walgreens Boots Alliance, Inc. Executive Deferred Retirement Savings Plan, which is referred to below as the “Executive Deferred Plan”. See “Compensation Discussion and Analysis” above for further information regarding the Executive Deferred Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End (8/31/20) ($)(2)
James Kehoe	Executive Deferred Plan	31,519	25,008	11,835	—	127,983
(1)	The amount shown in this column reflects company contributions under the Executive Deferred Plan, which are also reported as “All Other Compensation” in the “2020 Summary Compensation Table” above.
(2)	This column includes $59,225 that was previously reported in the Summary Compensation Table as compensation for fiscal 2019 for Mr. Kehoe.

2020 Potential Payments Upon Termination or Change in Control

The information below describes the compensation and benefits payable to each of the NEOs in the event of termination of his or her employment as of August 31, 2020. The actual amounts to be paid under any of the scenarios can only be determined at the time of such NEO’s separation from the Company. Furthermore, the Compensation and Leadership Performance Committee retains discretion to provide additional benefits to senior executives upon termination or resignation if it believes the circumstances so warrant.

Upon termination of employment for any reason, each NEO will be entitled to receive amounts earned during his or her employment. These amounts may include:

●	Any earned awards that are not yet paid, including unpaid approved awards under the MIP for the completed fiscal year and unpaid vested Performance Share awards under the Omnibus Incentive Plan for the completed fiscal year;
●	Vested Stock Options;
●	Accrued benefits under certain legacy Alliance Boots pension plans (applies to Mr. Gourlay);
●	Earned but unused vacation pay and paid time off; and
●	Base salary earned through the date of termination.

Under the terms of certain of the Company’s compensation arrangements, if the payments and benefits to a participating NEO under such compensation arrangement would subject the NEO to the excise tax imposed by Section 4999 of the Code, then such payments will be reduced by the minimum amount necessary to avoid such excise tax or, if provided in the applicable compensation arrangements for an NEO, paid in full with the NEO responsible for any associated excise tax or reduced by the minimum amount necessary to avoid such excise tax, based on whether such payment or reduction would result in the NEO receiving a higher net after-tax amount. The amounts described in this section do not reflect the application of any reduction in compensation or benefits pursuant to the terms of the applicable compensation arrangements.

80       Walgreens Boots Alliance

Executive Compensation

Unless otherwise noted, the information below also does not include amounts earned for fiscal 2020 that are shown in the “2020 Summary Compensation Table” above.

Mr. Pessina. Mr. Pessina’s sole compensation in fiscal 2018, 2019 and 2020 consisted of the Performance Share and Stock Option awards issued in fiscal 2018, 2019 and 2020, and RSUs issued in fiscal 2020, in each case as reflected in the “2020 Summary Compensation Table” and the “2020 Outstanding Equity Awards at Fiscal Year-End” table above. Upon termination of his employment as of August 31, 2020, the exclusive benefits provided to Mr. Pessina would be:

●	In the event of Mr. Pessina’s disability or death, he would receive full accelerated vesting of all of these Performance Share, RSU and Stock Option awards;
●	In the event Mr. Pessina’s employment is terminated within one year after a change in control of the Company (other than for cause), he would receive full accelerated vesting of the fiscal 2018, 2019 and 2020 Stock Option awards, the fiscal 2020 RSUs, and pro-rated vesting of the fiscal 2018, 2019 and 2020 Performance Share awards; and
●	In the event Mr. Pessina resigns from the Board, he would receive full vesting of the fiscal 2018 Performance Share award, full vesting of the fiscal 2018, 2019 and 2020 Stock Option awards, and pro-rata vesting of the fiscal 2019 and 2020 Performance Share awards and the fiscal 2020 RSUs (subject to “retirement” approval by the Compensation and Leadership Performance Committee, in the case of all fiscal 2019 and 2020 awards).

In each case except for termination following a change in control, the actual Performance Shares earned will be based on the Company’s performance and settled at the end of the performance period. In the event of termination within one year following a change in control, the pro-rated Performance Shares are payable at target and settled within 45 days of termination of service.

Mr. Pessina is also technically eligible to participate in the CIC Plan; however, because he has no annual salary and does not participate in the MIP, he would not be entitled to benefits under the plan in the event of termination of his employment upon a change in control of the Company.

Mr. Skinner. As Executive Chairman, Mr. Skinner’s sole compensation in fiscal 2018, 2019 and 2020 consisted of the RSU awards issued in those years, in each case as reflected in the “2020 Summary Compensation Table” and the “2020 Outstanding Equity Awards at Fiscal Year-End” table above. Mr. Skinner does not participate in any of the Company’s employee benefit plans, including the CIC Plan.

As a result, upon termination of his employment as of August 31, 2020 due to disability, death, retirement from the Board, or termination of employment within one year after a change in control of the Company (other than for cause), the exclusive benefit provided to Mr. Skinner would be full vesting of his RSU awards; provided, however, that the RSU award granted in November 2019 would vest on a pro-rated basis if retirement occurs within twelve months of the grant date, subject to satisfaction of the applicable performance conditions.

Mr. Kehoe. Mr. Kehoe is eligible to participate in the Company’s employment benefit plans, including the CIC Plan, under which he would receive severance benefits (a) of $4,255,033 in cash severance and $16,415 in subsidized COBRA premiums upon an involuntary termination by us at any time (other than for cause or upon death or disability, as those terms are defined in the CIC Plan) or (b) of $5,318,792 in cash severance and $16,415 in subsidized COBRA premiums upon an involuntary termination or a voluntary termination for “good reason” (as those terms are defined in the CIC Plan) within one year following a “change in control”. In addition, upon termination of his employment as of August 31, 2020 due to disability, death, or termination of employment within one year after a change in control of the Company (other than for cause), Mr. Kehoe’s new hire RSU award reflected in the “2020 Outstanding Equity Awards at Fiscal Year-End” table above would become fully vested. Under all other scenarios, these RSUs would be forfeited.

Other NEOs. Each of Ms. Barra and Mr. Gourlay has an employment agreement that sets forth potential payments to be made upon qualifying termination events. Because of the existence of these employment agreements, neither of these NEOs is eligible for benefits under the CIC Plan. Certain amounts described herein would be paid in British Pounds Sterling; amounts shown in U.S. dollars are based on the average exchange rate during fiscal 2020 used by the Compensation and Leadership Performance Committee for purposes of executive compensation decisions of £1=$1.270598.

2021 Proxy Statement       81

Executive Compensation

Ms. Barra may be terminated for cause (as specified in her employment agreement) and would receive no payments. Termination by the Company not for cause or resignation by Ms. Barra requires twelve months’ notice; accordingly, Ms. Barra would be entitled to her base salary and all other compensation and benefits during this notice period; provided, however, that the Company may terminate Ms. Barra’s employment immediately and pay in monthly installments through the end of the notice period a total of £1,118,299 ($1,420,909), which represents base salary and cash payments in lieu of participation in a defined contribution plan (i.e., pension supplement). No additional payments would be made to Ms. Barra should her termination occur in connection with a change in control. In the event of a termination due to permanent disability or death as a result of an accident, Ms. Barra would receive three times her base salary pursuant to a personal accident insurance policy paid by the Company, which equals £2,396,355 ($3,044,805). Upon death while employed, a lump sum death benefit of £3,993,925 ($5,074,675) would be payable (pursuant to a life insurance policy paid for by the Company), which represents five times Ms. Barra’s base salary.

Mr. Gourlay may be terminated for cause (as specified in his employment agreement) or upon his 65th birthday and would receive no payments. Termination by the Company not for cause or resignation by Mr. Gourlay requires twelve months’ notice; accordingly, Mr. Gourlay would be entitled to his base salary and all other compensation and benefits during this notice period; provided, however, that the Company may terminate Mr. Gourlay’s employment immediately and pay his base salary in monthly installments through the earlier of the end of the notice period or until Mr. Gourlay were to find alternative employment. The maximum amount of base salary paid upon termination would be £798,785 ($1,014,935) for the full 12-month notice period, subject to reduction based on the actual remaining notice period at the time of employment termination and whether Mr. Gourlay obtains other employment prior to the end of such period. No additional payments would be made to Mr. Gourlay were his termination to occur in connection with a change in control. In the event of a termination due to permanent disability or death as a result of an accident, Mr. Gourlay would receive three times his base salary pursuant to a personal accident insurance policy paid by the Company, which equals £2,396,355 ($3,044,805). Upon death while employed, a lump sum death benefit of £3,993,925 ($5,074,675) would be payable (pursuant to a life insurance policy paid for by the Company), which represents five times Mr. Gourlay’s base salary.

The information above (and in the table below) does not include benefits to be paid to Mr. Gourlay pursuant to the Boots Pension Plan, Boots Supplementary Pension Plan, and Boots Additional Pension Arrangement, as these account balances are earned and payable, and the aggregate payment amounts will not vary based on the reason for termination of employment. The current actuarial value of accumulated benefits under these plans as of August 31, 2020 are included in “2020 Pension Benefits” above.

In addition to the benefits described above, each of Ms. Barra and Mr. Gourlay hold Stock Options issued in fiscal 2018, 2019 and 2020, Performance Share awards issued in fiscal 2018, 2019 and 2020, and RSUs issued in fiscal 2020, and Mr. Kehoe holds the above awards issued in fiscal 2019 and 2020, all as reflected in the “2020 Summary Compensation Table” and the “2020 Outstanding Equity Awards at Fiscal Year-End” table above. Upon termination of employment of any of these NEOs as of August 31, 2020, these equity awards would be forfeited, except in the following circumstances:

●	In the event of death while employed, or termination due to disability, then he or she receives the following benefits with respect to these equity awards:
●	Vesting of the Stock Options is accelerated, and the vested option remains exercisable until one year from the date of death or disability;
●	Full vesting of Performance Shares, calculated based on performance through the end of the performance period, and distributed at the same time Performance Shares are distributed to other participants; and
●	Full vesting of RSUs, other than the Transformational Cost Management Program awards granted in fiscal 2020 which are forfeited.
●	In the event of retirement (defined as age 55 or older with at least 10 years of service and subject to Compensation and Leadership Performance Committee approval with respect to fiscal 2019 and 2020 awards), then he or she receives the following benefits with respect to these equity awards:
●	For fiscal 2018 Stock Options, accelerated vesting of any Stock Options scheduled to vest within one year of the retirement date, and all vested Stock Options remain exercisable until one year from the retirement date;
●	For fiscal 2019 and 2020 Stock Options, full accelerated vesting, and all vested Stock Options remain exercisable for the remainder of the 10-year term of such Stock Options;
●	For fiscal 2018 Performance Shares, full vesting of any Performance Shares scheduled to vest within one year of the retirement date, which will settle based on actual Company performance at the end of the performance period;

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Executive Compensation

●	For fiscal 2019 and 2020 Performance Shares, pro-rated vesting based on the portion of the performance period completed through the retirement date, and vested Performance Shares will settle based on actual Company performance at the end of the performance period; and
●	For fiscal 2020 RSUs, full vesting, other than the Transformational Cost Management Program awards granted in fiscal 2020 which are forfeited.
●	In the event of involuntary termination without cause within one year following a change in control, then he or she receives the following benefits with respect to these equity awards:
●	Vesting of the Stock Options is accelerated, and, in the case of the fiscal 2018 Stock Options, the vested Stock Options remain exercisable until 90 days from the date of termination, and, in the case of the fiscal 2019 and 2020 Stock Options, for the remainder of the 10-year term of such Stock Options;
●	Pro-rated vesting of the target level of Performance Shares, with the value of such target Performance Shares distributed in cash following such termination of employment; and
●	Vesting of the RSUs is accelerated.

Outstanding Equity Awards. The table below shows the value of the equity awards held by each of the NEOs under each of the scenarios listed. The amounts shown in the table assume that each such NEO’s last day worked was August 31, 2020. For termination following a change in control, it is assumed that the change in control and termination of employment occurred simultaneously as of August 31, 2020, the last day of fiscal 2020.

	Stock Options ($)(1)	Performance Shares ($)(2)	Restricted Stock Units ($)(3)
Stefano Pessina
Involuntary Termination for Cause	—	—	—
Involuntary Termination Not for Cause	—	—	—
Retirement from the Board	—	11,796,327	840,815
Other Voluntary Termination	—	—	—
Change in Control	—	9,709,269	3,026,935
Termination due to Disability	—	15,677,890	3,026,935
Termination due to Death	—	15,677,890	3,026,935
James A. Skinner
Involuntary Termination for Cause	—	—	—
Involuntary Termination Not for Cause	—	—	—
Retirement from the Board	—	—	10,340,255
Other Voluntary Termination	—	—	—
Change in Control	—	—	14,712,466
Termination due to Disability	—	—	14,712,466
Termination due to Death	—	—	14,712,466
Ornella Barra and Alexander W. Gourlay
Involuntary Termination for Cause	—	—	—
Involuntary Termination Not for Cause	—	—	—
Voluntary Termination/Retirement	—	2,678,280	236,476
Change in Control	—	2,678,280	1,859,081
Termination due to Disability	—	4,356,939	851,313
Termination due to Death	—	4,356,939	851,313
James Kehoe
Involuntary Termination for Cause	—	—	—
Involuntary Termination Not for Cause	—	—	—
Voluntary Termination/Retirement	—	—	—
Change in Control	—	1,458,928	2,837,969
Termination due to Disability	—	3,007,153	1,830,201
Termination due to Death	—	3,007,153	1,830,201
(1)	The amounts shown in this column reflect the value of unvested Stock Options that become vested in full or in part upon the various termination of employment scenarios. All such Stock Options are included in the “2020 Outstanding Equity Awards at Fiscal Year-End” table above. For each applicable Stock Option, there is value included only if accelerated vesting of all or some portion of the award would occur and the applicable Stock Option exercise price is higher than the Company’s closing stock price on August 31, 2020 ($51.19). Because the exercise price for each of the outstanding options exceeded the Company’s closing stock price on August 31, 2020, no amounts are included in this table for outstanding Stock Option awards.

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Executive Compensation

(2)	The amounts shown in this column reflect the value of Performance Shares at target performance for the fiscal 2018, 2019 and 2020 grants in each of the scenarios listed based on the extent to which such Performance Shares become vested as of termination of employment. All such Performance shares are included in the “2020 Outstanding Equity Awards at Fiscal Year-End” table.
(3)	The amounts shown in this column reflect the value of RSUs granted in fiscal 2018, 2019 and 2020 in each of the scenarios listed based on the extent to which such RSUs become vested as of termination of employment. All such RSUs are included in the “2020 Outstanding Equity Awards at Fiscal Year-End” table.

Other. In addition to the compensation and benefits described above, (1) if any NEO retires after reaching the age of 55 and achieves at least 10 years of service with the Company or its subsidiaries, (2) in the event of the death of an NEO while employed, or the termination of an NEO due to disability, or (3) in the case of Mr. Kehoe, as part of benefits under the Executive Severance and Change in Control Plan, such NEO would receive a pro-rated award under the MIP for the final partial year of participation, to the extent such NEO participates in the MIP. Because the MIP amounts are deemed earned as of the last day of the fiscal year, such amounts have been excluded from this section.

CEO Pay Ratio

As required by the SEC rules, we are providing the following information comparing the annual total compensation of our CEO and Executive Vice Chairman, Stefano Pessina, to the median of the annual total compensation of all of our employees other than our CEO. As permitted by SEC rules, we used the same median employee for our pay ratio calculation this year as we used for the calculation included in the proxy statement for each of fiscal 2019 and 2018. We believe it is reasonable to use the same median employee for purposes of the pay ratio calculation because there was no change in our employee population or in the median employee’s compensation arrangement or other material change that would significantly affect our pay ratio calculation. We identified our median employee for the fiscal 2018 pay ratio analysis using the methodology and the material assumptions, adjustments, and estimates described below.

Identification of Median Employee. The Company has a presence in 25 countries. In determining the median employee for fiscal 2018, we used our active employee population on June 1, 2018, consisting of 320,484 employees. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction account for five percent (5%) or less of the company’s total number of employees. We applied this de minimis exemption when identifying the median employee by excluding 2,403 employees in Germany. After taking into account the de minimis exemption, 222,235 employees in the United States and 95,846 employees located outside of the United States were considered for identifying the median employee. The total of these excluded employees represented less than 1% of our workforce.

To identify the median employee, we considered the total actual cash earnings (base salary, overtime, and bonus) for the period of June 1, 2017 through May 31, 2018 for all active employees including full-time, part-time, seasonal and employees on leave. As noted above, we are using the same median employee identified in fiscal 2018 for the fiscal 2020 pay ratio calculation.

As disclosed in the “2020 Summary Compensation Table”, our CEO had total annual compensation of $17,483,187 and our median employee had compensation of $33,396, as calculated in accordance with the summary compensation table disclosure rules but including employer provided healthcare benefits. As a result, we estimate that the ratio of our CEO’s compensation to that of our median employee was approximately 524 to 1.

84       Walgreens Boots Alliance

Equity Compensation Plan Information

The following table summarizes information about our common stock that may be issued upon the exercise of options, warrants, and rights under our equity compensation plans as of August 31, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a) (c)
Equity compensation plans approved by security holders(2)	18,785,518		67.77	25,204,352
Equity compensation plans not approved by security holders(3)	88,161		33.65	—
Total	18,873,679	(4)	67.61	25,204,352
(1)	Weighted average exercise price of outstanding options only. RSUs and Performance Shares do not have an exercise price and, accordingly, are not included in this calculation.
(2)	We have two active equity incentive plans, both of which have been approved by our stockholders: the Omnibus Incentive Plan and the Walgreens Boots Alliance, Inc. Employee Stock Purchase Plan (formerly known as the 1982 Employees Stock Purchase Plan) (the “ESPP”). As of August 31, 2020, we also had outstanding equity awards that may be settled for shares of our common stock under two other plans approved by our stockholders: the Walgreen Co. Executive Stock Option Plan (as assumed by Walgreens Boots Alliance, Inc.) (the “Former Option Plan”) and the Walgreen Co. Long-Term Performance Incentive Plan (as assumed by Walgreens Boots Alliance, Inc.) (the “Former Incentive Plan”).

The Omnibus Incentive Plan provides for incentive compensation to Non-Employee Directors and our officers and employees, and permits various stock-based awards. These include, but are not limited to, Stock Options, restricted stock, RSUs, Performance Shares, performance units and SARs. Pursuant to the Omnibus Incentive Plan, the number of authorized shares under the plan is reduced at two different rates depending on the type of award. Each share of common stock issuable upon the exercise of Stock Options or SARs reduces the number of shares available for future delivery under the Omnibus Incentive Plan by one share, while each share of common stock issued pursuant to “full value awards” reduces the number of shares available for future delivery by three shares. “Full value awards” are awards, other than Stock Options, SARs and awards where the participant has directly or indirectly paid the intrinsic value of the award, that are settled by the issuance of shares of common stock, including RSUs and Performance Shares. Awards that do not entitle the holder to receive or purchase shares, awards that are settled in cash, and awards that are granted in substitution for awards under a plan of an acquired entity are not counted against the aggregate number of shares available for issuance under the Omnibus Incentive Plan. As of August 31, 2020, 15,572,117 shares were available for future issuance under this plan.

The ESPP is a tax-qualified Code Section 423 stock purchase plan under which eligible employees are permitted to purchase shares of our common stock at a 10% discount. As of August 31, 2020, 9,632,235 shares were available for future issuance under this plan.

Former Plans: The Omnibus Incentive Plan consolidated into a single plan several previously existing equity compensation plans: the Former Option Plan, the Former Incentive Plan, the Walgreen Co. Broad Based Employee Stock Option Plan and the Walgreen Co. Nonemployee Director Stock Plan (collectively, the “Former Plans”). Following stockholder approval on January 9, 2013, the effective date of the Omnibus Incentive Plan, no further grants may be made under the Former Plans and shares that were available for issuance under the Former Plans and not subject to outstanding awards became available for issuance (in addition to newly authorized shares) under the Omnibus Incentive Plan. Pursuant to the Omnibus Incentive Plan, shares that are subject to outstanding awards under the Omnibus Incentive Plan, the Former Plans and the former Share Walgreens Walgreen Co. Stock Purchase/Option Plan (the “Former Share Walgreens Plan”) that subsequently are cancelled, forfeited, lapsed, or are otherwise terminated or settled without a distribution of shares become available for awards under the Omnibus Incentive Plan. The Former Option Plan was an incentive compensation plan that permitted the grant of incentive Stock Options and nonqualified Stock Options to eligible employees. The Former Incentive Plan was an incentive compensation plan that permitted the grant of restricted stock, RSUs, performance units and Performance Shares. For additional information about our equity compensation plans, see Notes 1 and 12 to the Consolidated Financial Statements included in the 2020 Annual Report.

(3)	We have equity awards that may be settled for shares of our common stock outstanding under the Former Share Walgreens Plan. The Former Share Walgreens Plan expired on September 30, 2012. As a result, no further awards may be granted under that plan.

The Former Share Walgreens Plan was a stock purchase and stock option incentive compensation plan that allowed eligible non-executive employees to buy stock (up to a specified percentage of base annual salary) during specific periods. For each share of common stock an employee purchased through the plan, the employee received from one to three options to purchase additional shares at a fixed price. The determination of the number of options was a function of the degree to which we attained pre-established performance goals. For options granted on or after October 1, 2005, the option price is the closing price of a share of common stock on the grant date. With respect to shares issued or granted under the Former Share Walgreens Plan, the applicable holding periods have been met and all outstanding options are vested and exercisable. Unexercised options expire 10 years after the date of the grant, subject to earlier termination if the optionee’s employment ends. The outstanding options under this plan as of August 31, 2020 are reflected in the table.

(4)	Comprised of options to acquire 18,873,679 shares, 1,675,216 shares subject to outstanding RSU awards and 3,236,157 shares subject to outstanding Performance Share awards. The number of Performance Shares indicated reflects the target amount awarded for awards outstanding as of August 31, 2020; the actual number of shares issued will range between 0% and 150% of the target amount for awards granted in fiscal 2018, 2019 and 2020 based upon our performance relative to the applicable goals as determined by the Compensation and Leadership Performance Committee following the end of the applicable performance period.

2021 Proxy Statement        85

Proposal 4:
Approval of the new 2021 Omnibus Incentive Plan

What am I voting on? To approve the new 2021 Omnibus Incentive Plan to replace the existing 2013 Omnibus Incentive Plan.
What is the Board’s voting recommendation?
Vote FOR
The Board recommends a vote “FOR” Proposal 4. Valid proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

What is the required vote?
Approval of Proposal 4 requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter. If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote on Proposal 4.

The following proposal is being submitted on behalf of management.

Proposal 4 – Approval of the new 2021 Omnibus Incentive Plan

The Board is requesting that our stockholders approve a new equity plan called the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan (the “Plan”) to replace the existing equity plan called the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan (the “Former Plan”). If the Plan is adopted, the Former Plan will be of no further effect with respect to future grants and the number of shares available to be issued under the Former Plan will cease to be available for grant under the Former Plan and will become available for grant under the new Plan.

The Former Plan was adopted by stockholders on January 9, 2013 and was the consolidation of several legacy Walgreen Co. equity plans. In conjunction with the strategic combination of Walgreen Co. and Alliance Boots on December 31, 2014, the Former Plan was assumed by Walgreens Boots Alliance, Inc. The 60,426,181 shares authorized for issuance under the Former Plan have allowed us to provide equity awards for the last six years, including the annual grant in November 2020.

In order to continue this valuable program and to update the Company’s equity plan terms, on October 29, 2020 the Board approved the Plan, as presented, and authorized the request for 65 million shares of common stock for issuance under the Plan, subject to approval by our stockholders. We are therefore requesting that our stockholders approve the Plan, which will result in 65 million shares of common stock, plus any remaining shares under the Former Plan, as being available for issuance under the Plan. The Plan will permit the Company to continue to grant awards under the Plan, which we believe is critical for attracting, motivating, rewarding and retaining a talented team who will contribute to our success and the creation of value for our stockholders.

The Board recommends a vote of “YES” for the following reasons.

The adoption of the new 2021 Omnibus Incentive Plan will allow Walgreens Boots Alliance, Inc. to continue to award equity, which we believe is critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success and the creation of stockholder value.

The Company’s compensation philosophy seeks to align executive compensation with the interests of our stockholders. The key to that alignment is in the ability to provide a significant portion of total compensation in the form of equity awards. The mechanism for delivering stock compensation has been through the Former Plan. Key points that we believe demonstrate the effectiveness of our compensation philosophy are:

1.	Nearly 100% of the total direct compensation delivered to our current CEO and Executive Chairman is in the form of equity (although our current CEO chose to forego any compensation for 2021).
2.	On average, 67% of the total direct compensation delivered to all other NEOs is in the form of equity.
3.

The Company has established stock ownership guidelines for all Senior Vice Presidents and above, which are described in the Executive Compensation section of this Proxy Statement, and directors, which are described in the Director Compensation section of this Proxy Statement.

4.	A significant portion of the Company’s director compensation program is in the form of equity.

86       Walgreens Boots Alliance

Proposal 4

The Plan drives Company performance by linking pay and performance.

Approximately 75% of the targeted equity value for our NEOs other than our Executive Chairman is in the form of performance-based awards (Stock Options and Performance Shares). We believe that this provides a strong link between the value received by the executives and the value that our stockholders receive and provides higher compensation to executives in periods that are more successful for the Company and lower compensation to executives during periods that are less successful for the Company. The remaining targeted equity value (including 100% of the targeted equity value for our Executive Chairman) is delivered in the form of RSUs, the value of which fluctuates based on our stock price performance. Executives and stockholders are therefore aligned in driving the success of the Company by linking the majority of the awards to Company performance.

WBA relies on equity awards as a tool for recruiting and retaining key talent.

The success of our Company relies heavily on our ability to recruit, motivate and retain key talent. The long-term equity program is a key competitive element of our total compensation package, without which WBA would be challenged to recruit top talent from the marketplace. Therefore, we provide equity awards with multi-year vesting and/or performance periods as a retentive tool in order to strengthen our ability to retain top talent.

It is customary for companies to request approval from stockholders for additional shares every three to five years.

The Company has not requested additional shares from stockholders since 2014, and the shares currently available may not be sufficient for awards to be granted in fiscal 2022. If our stockholders do not approve the proposed Plan at the Annual Meeting, the shares that remain available for issuance under the Former Plan at the date of the Annual Meeting will remain available for future grants and we will continue to use the Former Plan in accordance with its terms.

Available Shares

The Board adopted the Plan to provide a tool for us to, among other things, attract, retain, motivate, and reward our executives and other employees, our Non-Employee Directors, and other persons who provide substantial services to us and our affiliates; to provide for equitable and competitive compensation opportunities, including deferral opportunities; to encourage long-term service; to recognize individual contributions and reward achievement of Company goals; and to promote the creation of long-term stockholder value by closely aligning the interests of participants with those of our stockholders. If the Plan is not approved, then we may continue to make awards under the Former Plan until such time no shares reserved under the Former Plan remain available. At that point, we will be unable to grant long-term incentive awards under the Former Plan. As of the Record Date, approximately 3,816,029 shares remained available for future awards under the Former Plan. As of the Record Date, the closing sales price per share of our common stock as reported on NASDAQ was $38.01 per share.

Dilution and Equity Usage

We attempt to manage the levels of equity dilution and annual share usage when granting equity-based compensation. The following table provides information regarding our share usage (“burn rate”) for our most recent three fiscal years:

	Fiscal 2020	Fiscal 2019	Fiscal 2018
Stock Options/Stock Appreciation Rights ("SARs") Granted	4,264,963	3,836,793	5,070,652
Time-based Restricted Stock/Units Granted	1,307,929	221,766	207,411
Performance-based Stock/Units Granted	1,523,720	1,728,677	882,008
Performance-based Stock/Units Vested/Earned	630,314	668,873	172,223
Weighted Average Basic Common Shares Outstanding (in millions)	879.4	921.5	991.0
Annual Burn Rate (1)	0.7%	0.5%	0.5%
(1)	Defined as: Stock Options/SARs granted + time-based restricted stock/units granted + performance-based stock/units vested/earned divided by the weighted average basic common shares outstanding.

We anticipate that our annual burn rate will continue to be within what we believe to be market norms.

Overhang information as of the end of our most recent fiscal year (August 31, 2020) is provided in the table below:

As of August 31, 2020
Stock Options/SARs Outstanding	18,873,679
Weighted Average Exercise Price of Stock Options/SARs Outstanding	$67.61
Weighted Average Remaining Term of Stock Options/SARs Outstanding	6.42 years
Time-based Restricted Stock/Units Unvested & Outstanding	1,675,216
Performance-based Stock/Units Unvested & Outstanding	3,236,157
Overhang (1)	2.7%
(1)

Defined as: Stock Options/SARs outstanding + time-based restricted stock/units unvested and outstanding + performance-based stock/units unvested and outstanding divided by common shares outstanding as of the end of the fiscal year (August 31, 2020) of 865.6 million.

In addition, as of August 31, 2020, 15,572,117 shares were still available for issuance under the Former Plan. As described further below, the Plan includes a fungible share pool whereby full value awards reduce shares available under the Plan by three shares as compared to Stock Options, which reduce shares available under the Plan on a one-for-one basis.

2021 Proxy Statement       87

Proposal 4

Summary of the Plan

The principal features of the Plan are summarized below. This summary is qualified by reference to the complete text of the Plan set forth in Exhibit A to this Proxy Statement.

Features of the Plan

The following features of the Plan are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the Plan and our stockholders’ interests:

●	No discounting of Stock Options or stock appreciation rights (“SARs”);
●	No repricing of options or SARs without stockholder approval;
●	No dividends or dividend equivalents will be payable, credited or accrued with respect to options or SARs;
●	No dividend or dividend equivalents will be payable with respect to unearned awards;
●	Awards granted under the Plan are subject to our policy on recoveries of overpaid compensation and such other terms and conditions as the Committee (as defined below) may impose;
●

The Plan imposes a one-year minimum vesting requirement for all types of equity awards available under the Plan, other than with respect to equity awards that result in the issuance of an aggregate of up to 5% of the aggregate share reserve and Committee (as defined below) discretion to provide for accelerated or continued vesting upon a termination of employment or a change in control;

●	No liberal share recycling; and
●	No liberal definition of “Change in Control.”

Plan Shares

Subject to the adjustment provisions of the Plan, the number of shares of our common stock that shall be available for issuance under the Plan shall be equal to 65,000,000, plus the number of shares of our common stock (i) available for issuance under the Former Plan as of the date on which the Plan is approved by our stockholders and (ii) subject to outstanding awards under the Plan or the Former Plan and which are canceled, expired, forfeited, settled in cash or otherwise terminated or settled without delivery of the full number of shares subject to such award. Shares granted under Stock Options or SARs will be counted against the share limit on a one-for-one basis. Full value awards are considered to be awards other than Stock Options, SARs, and awards where the participant has directly or indirectly paid the intrinsic value of the award. Any full value awards will be counted against the share limit as three shares for every one share subject to that award. Shares that are granted in substitution for awards under a plan of an acquired company will not be charged against the Plan’s share limit. Shares will not be added back to the Plan’s share limit if (i) they were not issued or delivered under a Stock Option or SAR because of a net settlement of the award, (ii) they were delivered to or withheld by us to pay the exercise price or withholding taxes on an award, or (iii) they were repurchased by us on the open market with proceeds from the payment of the exercise price of a Stock Option.

Specific limits apply to certain types of awards or the per-person value of an award. The total number of shares for which incentive stock options ("ISOs") may be granted may not exceed 15,000,000 shares. The overall share limit, the ISO limit, and the number and type of shares underlying any award and the exercise price of outstanding awards will be adjusted, where necessary, to reflect a corporate transaction or change in capitalization, or to prevent dilution or enlargement of participants’ rights in accordance with the terms of the Plan.

Administration

The Plan will be administered by the Compensation and Leadership Performance Committee (the “Committee”). The Committee is currently comprised of five outside non-employee directors who are intended to be independent under applicable securities laws and stock exchange rules. Committee members are appointed by the Board upon the recommendation of the Nominating and Governance Committee and the Chairman of the Board.

The Committee is authorized to select participants; issue awards and grants under the Plan in amounts and forms as they determine; impose restrictions, terms, and conditions upon an award as they deem appropriate; amend award agreements; and construe and interpret the Plan and the award agreements. The Committee may, subject to the Company’s by-laws and applicable law, delegate responsibility to any other committee of the Board or to one or more members of the Board. The Committee’s decisions are final and binding on all persons. Notwithstanding the foregoing, to the extent required by our by-laws, the Board will perform the functions of the Committee for purposes of granting awards under the Plan to Non-Employee Directors, and will have all of the powers of the Committee with respect thereto. We indemnify the Board, the Committee, and their members and delegates (including any of our employees) to the extent legally permitted.

Eligibility

All employees of WBA or any affiliate, as well as Non-Employee Directors are eligible for awards under the Plan. The Committee determines in its discretion which eligible persons will be granted awards under the Plan. As of August 31, 2020, approximately 331,000 employees and eight Non-Employee Directors would be eligible to participate in the Plan if selected by the Committee, although based upon current grant practices, approximately 440 individuals are eligible to receive equity-based awards under the Plan.

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Proposal 4

Awards

Subject to the terms of the Plan, the selection of persons to receive awards; the size and type of awards; the times at which each award will be granted, exercisable or settled; the purchase price, exercise price, or base price of an award; whether vesting will be based on performance or continued service; the manner of settlement of any award; the treatment of the award on termination of employment under various circumstances; whether vesting or settlement will be accelerated and under what conditions; and certain other terms and conditions are all set by the Committee in its discretion.

Under the terms of the Plan, no award granted under the plan will become exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that such restriction will not apply to awards granted under the plan with respect to the number of shares which, in the aggregate, does not exceed five percent (5%) of the total number of shares available for awards under the Plan. This minimum vesting provision will not restrict the Committee’s ability to provide for accelerated or continued vesting upon a termination of employment or change in control.

Stock Options and Stock Appreciation Rights. The Committee is authorized to grant both incentive stock options ("ISOs"), which may give participants potentially favorable tax treatment, and non-qualified stock options. ISOs may only be granted to employees. The Committee may also grant SARs, which entitle participants to receive the excess (if any) of the fair market value to a share on the date of exercise over the SAR’s designated base price. The maximum term of each option or SAR is ten years.

The term of the award, the exercise price of an option and the base price of a SAR are determined by the Committee, but the per-share exercise price of an option and the base price of a SAR may not be less than the fair market value of a share on the date of grant. Fair market value is based on the trading price on a U.S. national securities exchange, and may, as determined by the Committee, be the last sale before or the first sale after the date the award is granted, the closing sale price on either such date, the mean of high and low prices on such date, or the average price over a 30-day period. The Committee may use different methods of determining fair market value for different purposes. No option or SAR may be repriced without stockholder approval (except in connection with a change in control or change in our capitalization, including a stock split). Repricing includes lowering the grant price of outstanding Stock Options and SARs, and cancelling outstanding Stock Options and SARs in exchange for cash, other awards, or replacement options and SARs with grant prices that are less than the grant prices of the cancelled Stock Options or SARs.

The Committee also determines and sets out in the award agreement the term of the award, when the award becomes vested, the time and form of settlement of the award, and how, in the case of an option, the participant may pay the exercise price, for an option, which may include payment in cash, in stock, surrender of other awards, and “net exercise” or “cashless exercise” to the extent permitted by law.

Restricted Stock and Restricted Stock Units ("RSUs"). The Committee may grant restricted stock and RSUs, subject to such restrictions, including risks of forfeiture and transfer restrictions, as the Committee determines. Restricted stock is issued on the date of the award and, except to the extent restricted under the terms of the Plan or any applicable award agreement, the participant will have all the rights of a stockholder with respect to the restricted stock, including the right to vote and the right to receive dividends, but dividends will be reinvested in additional restricted stock subject to the same restrictions as the underlying restricted stock. Generally the Company will hold restricted stock as long as the restrictions are in place. RSUs, in contrast, are denominated in shares but no shares are issued until the RSUs vest, and then only if the Committee has determined that the RSUs will be settled in shares rather than cash. Dividend equivalents will be paid on RSUs except as restricted under the terms of the Plan or any applicable award agreement, but are deemed reinvested in additional RSUs subject to the same restrictions.

Dividends and Dividend Equivalents. The Committee may grant dividend equivalents either on a stand-alone basis or in conjunction with another award, except that dividend equivalents may not be granted with respect to Stock Options.

Performance Shares and Performance Units. The Committee may grant Performance Shares (which are denominated in shares) and Performance Units (which are denominated in dollars but may be settled in shares), which will be subject to the achievement of performance goals over a designated performance period, and which will be subject to such other terms and conditions as the Committee may set. The Committee will establish a schedule setting forth the portion of the Performance Shares or performance units underlying an award that will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals as of the end of the performance period. Unless settlement is deferred as provided or permitted in the award agreement, Performance Shares and Performance Units are paid out as soon as practicable after performance and any other vesting conditions are met.

Performance-Based Awards. Any award may be granted as a performance-based award, which requires satisfaction of pre-established performance goals. These consist of one or more business criteria and achievement of a targeted performance level for those criteria, as determined by the Committee. Performance may be measured over a period of any length specified by the Committee. Performance shares and performance units are examples of performance-based awards. The performance-based award may also have threshold, target and maximum levels of performance. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. A performance award may be an award of a percentage of a performance-based bonus pool.

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Proposal 4

After the end of the performance period, the Committee determines the level of achievement of performance goals, and the amount actually payable under the award, and has the discretion to reduce or increase the amount payable to any participant. The Committee will specify the circumstances in which such performance awards will be paid or forfeited in the event of termination of service by the grantee or other event (including a change in control) prior to the end of a performance period or otherwise prior to settlement of such performance awards. Settlement of performance awards will be in cash, shares, other awards, or other property as provided in the award agreement and in the discretion of the Committee.

A performance award may be subject to any performance criteria selected by the Committee, including without limitation the following: (1) sales, on a corporate, divisional, or unit basis, including (i) net sales, (ii) unit sales volume, (iii) aggregate product price, (iv) same store sales, or (v) comparable store sales; (2) share price, including (i) market price per share, and (ii) share price appreciation; (3) earnings, on a corporate, divisional, or unit basis, including (i) earnings per share, reflecting dilution of shares; (ii) gross or pre-tax profits; (iii) post-tax profits; (iv) operating profit; (v) earnings net of or including dividends; (vi) earnings net of or including the after-tax cost of capital; (vii) earnings before (or after) interest and taxes (EBIT); (viii) earnings per share from continuing operations, diluted or basic; (ix) earnings before (or after) interest, taxes, depreciation, and amortization (EBITDA); (x) pre-tax operating earnings after interest and before incentives, service fees, and extraordinary or special items; (xi) operating earnings; (xii) growth in earnings or growth in earnings per share; and (xiii) total earnings; (4) return on equity, on a corporate, divisional, or unit basis, including (i) return on equity, (ii) return on invested capital, (iii) return or net return on assets, (iv) return on net assets, (v) return on gross sales, (vi) return on investment, (vii) return on capital, (viii) return on invested capital, (ix) return on committed capital, (x) financial return ratios, (xi) value of assets, and (xii) change in assets; (5) cash flow(s) on a corporate, divisional, or unit basis, including (i) operating cash flow, (ii) net cash flow, (iii) free cash flow, and (iv) cash flow on investment; (6) revenue, on a corporate, divisional, or unit basis, including (i) gross or net revenue and (ii) changes in annual revenues; (7) margins, on a corporate, divisional, or unit basis, including (i) adjusted pre-tax margin and (ii) operating margins; (8) income, on a corporate, divisional, or unit basis, including (i) net income and (ii) consolidated net income; (9) economic value added; (10) costs, on a corporate, divisional, or unit basis, including (i) operating or administrative expenses; (ii) operating expenses as a percentage of revenue; (iii) expense or cost levels; (iv) reduction of losses, loss ratios, or expense ratios; (v) reduction in fixed costs; (vi) expense reduction levels; (vii) operating cost management; and (viii) cost of capital; (11) financial ratings, on a corporate, divisional, or unit basis, including (i) credit rating, (ii) capital expenditures, (iii) debt, (iv) debt reduction, (v) working capital, (vi) average invested capital, and (vii) attainment of balance sheet or income statement objectives; (12) market or category share, on a corporate, divisional, or unit basis, including (i) market share, (ii) volume, (iii) unit sales volume, and (iv) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (13) stockholder return, including (i) total stockholder return, stockholder return based on growth measures or the attainment of a specified share price for a specified period of time; and (ii) dividends; and (14) objective nonfinancial performance criteria on a corporate, divisional, or unit basis, including (i) attainment of strategic and business goals; (ii) regulatory compliance; (iii) productivity and productivity improvements; (iv) inventory turnover, average inventory turnover or inventory controls; (v) net asset turnover; (vi) customer satisfaction based on specified objective goals or company-sponsored customer surveys; (vii) employee satisfaction based on specified objective goals or company-sponsored employee surveys; (viii) objective employee diversity goals; (ix) employee turnover; (x) specified objective environmental goals; (xi) specified objective social goals; (xii) specified objective goals in corporate ethics and integrity; (xiii) specified objective safety goals; (xiv) specified objective business integration goals; (xv) specified objective business expansion goals or goals relating to acquisitions or divestitures; and (xvi) succession plan development and implementation.

In establishing a performance award or determining the achievement of a performance measure, the Committee may provide that achievement of a performance measure may be amended or adjusted to include or exclude components of such performance measure, including, without limitation, foreign exchange gains and losses, asset write-downs, litigation or claim judgments or settlements, acquisitions and divestitures, changes in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, annual incentive payments or other bonuses, capital charges, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

Bonus Stock and Other Awards. Under the terms of the Plan, the Committee is authorized, subject to limitations under applicable law, to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares or factors that may influence the value of shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon the performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of shares or the value of securities of or the performance of specified subsidiaries, affiliates, or other business units. The Committee is authorized to grant shares as a bonus, or to grant shares of stock or other awards in lieu of obligations of the Company or an affiliate thereof to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

90       Walgreens Boots Alliance

Proposal 4

Non-Director Annual Equity Grants

The Plan provides for the annual grant (on a date determined by the Board) of fully vested shares to Non-Employee Directors, unless the Board sets a different equity grant policy with respect to the Company. The number of shares is determined by dividing a dollar amount by the fair market value of a share. The dollar amount is $200,000 for fiscal 2021 but may be increased or decreased by the Committee from time to time as part of its periodic evaluation of Non-Employee Director compensation. A Non-Employee Director who joins the Board during a fiscal year receives pro-rated amounts for all elements of his or her compensation for such fiscal year. A Non-Employee Director who leaves the Board during a fiscal year is entitled to retain any portion of his or her cash retainer already received for his or her service during such fiscal year, but is not entitled to receive a pro-rated equity award on the following November 1 for such pro-rated service. Directors may elect to defer payment of the award or of cash director fees to an interest-bearing account or a deferred stock account. The Board may set a different equity award policy for Non-Employee Directors. Non-Employee Directors are also subject to a $750,000 aggregate limit on the cash and equity compensation awarded to any Non-Employee Director in a single fiscal year.

Change in Control

Unless otherwise provided in an award agreement, upon a change in control of the Company as defined in the Plan, the Committee may, without the consent of the grantee, provide for the assumption or substitution of, or adjustment to, any outstanding award, the acceleration of the vesting of the award and termination of any restrictions or performance conditions on the award (either immediately upon the change in control or upon a termination of service within a fixed time following the change in control, as determined by the Committee), or the cancellation of the award or agreement for payment to the grantee in cash or other property.

Under the terms of the Plan, a “change of control” is generally defined as: (i) certain acquisitions of 30% or more of the total fair market value or total voting power of the stock of the Company; (ii) certain acquisitions of assets that have a fair market value equal to 40% or more of the total gross fair market value of all assets of the Company; or (iii) a change in our Board resulting in the incumbent directors ceasing to constitute at least a majority of our Board over a 12-month period.

Repayment Obligation

Awards are subject to the Company’s policy as in effect from time to time on recoveries of compensation and such other terms and conditions as the Committee may impose.

Amendment and Termination

Subject to the terms of the Plan, the Board or the Committee, may amend or terminate the Plan without stockholder approval, unless such approval is required to enable the Plan to satisfy any applicable federal or state statutory or regulatory requirements. However, except as otherwise provided in the Plan, no such Board or Committee action may materially and adversely affect an outstanding award without the consent of the participant. An amendment that changes federal income taxation of a participant is not deemed materially adverse unless it results in a tax penalty on the participant.

Unless earlier terminated, the Plan will terminate at such time that no shares reserved under the Plan remain available and the Company has no further obligation with respect to any outstanding award, except no ISOs may be granted more than ten years after Board approval of the Plan or such later date as determined pursuant to a subsequent amendment of the Plan requiring stockholder approval of such plan.

The Committee will adjust the shares underlying awards and the share limits, exercise price, grant price, or purchase price of shares where appropriate to reflect any extraordinary dividend or distribution, or a recapitalization, merger, or other corporate transaction or event affecting the shares, or to prevent dilution or enlargement of the rights of a grantee.

U.S. Federal Income Tax Implications of the Plan
The following discussion of U.S. federal income tax consequences of the Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by participants, who are urged to consult their individual tax advisors. The following discussion does not address non-U.S., state or local taxes that might apply to awards under the Plan.

Stock options and SARs will generally have the following tax consequences: The grant of an option or SAR will create no federal income tax consequences for the grantee or the Company. A grantee will not recognize taxable income upon exercising a Stock Option that is an ISO, except for purposes of the alternative minimum tax. Upon exercising a non-qualified Stock Option, the grantee generally must recognize ordinary income equal to the amount by which the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise exceeds the exercise price (and subject to income tax withholding in respect of an employee), and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply (as described below). Upon exercising a SAR, the grantee must generally recognize ordinary income equal to the cash or the fair market value of the shares received (and subject to income tax withholding in respect of an employee), and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply (as described below).

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Proposal 4

Upon a disposition of shares acquired from the exercise of an ISO before the end of the applicable ISO holding period, the grantee must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a grantee’s sale of shares acquired by exercise of an option or SAR generally will result in a short-term or a long-term (depending on the holding period since exercise) capital gain or loss measured by the difference between the sale price and the grantee’s tax basis in such shares. The tax basis normally is the exercise price plus any other amount recognized as ordinary income in connection with the exercise of a non-qualified stock option or a SAR. We will not be entitled to any tax deduction with respect to an ISO if the grantee holds the shares for the applicable ISO holding period before selling the shares.

A grantee will not recognize taxable income at the time restricted stock is granted, and the Company will not be entitled to a tax deduction at that time, unless the grantee makes an election to be taxed at that time. If such election is made, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply (as described below).

A grantee will not recognize taxable income at the time an RSU is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s (i) chief executive officer, (ii) chief financial officer, (iii) three most highly compensated executive officers other than the chief executive officer or chief financial officer and (iv) any employee of the corporation who was an individual described in clauses (i), (ii) or (iii) in any preceding taxable year beginning after December 31, 2016.

The foregoing is only a summary of the U.S. federal income taxation of grantees and the Company as to the grant and exercise or settlement of certain awards under the Plan. This discussion is not intended to be exhaustive, and does not provide tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including employment taxes or excise taxes, or taxability under Section 409A) or taxes imposed under state, local, or non-U.S. tax laws. The summary is not intended or written to be used, and cannot be used, for the purposes of avoiding tax penalties.

New Plan Benefits
The benefits under the Plan that will be received by or allocated to participants are not currently determinable. Such awards are within the discretion of the Committee and the Board. As noted above, unless the Board sets a different equity grant policy with respect to the Company, the Plan provides for the annual grant (on a date determined by the Board) of fully vested shares to Non-Employee Directors. The number of shares is determined by dividing a dollar amount by the fair market value of a share. The dollar amount is $200,000 for fiscal 2021 but may be increased or decreased by the Committee from time to time as part of its periodic evaluation of Non-Employee Director compensation. A Non-Employee Director who joins the Board during a fiscal year receives prorated amounts for all elements of his or her compensation for such fiscal year.

92       Walgreens Boots Alliance

Proposals 5-6:
Stockholder Proposals

What am I voting on? The following two proposals were submitted by stockholders.

What is the Board’s voting recommendation?
The Board recommends a vote “AGAINST” each of the following stockholder proposals. Valid proxies solicited by the Board will be so voted on each proposal unless stockholders specify a contrary choice in their voting instructions.

What is the required vote?
Approval of each of the following stockholder proposals requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on such proposal. If you elect to abstain from voting on any of the following stockholder proposals, the abstention will have the same effect as an “AGAINST” vote on such proposal.

The following two proposals were submitted by stockholders. If the stockholder proponent, or a representative who is qualified under state law, properly presents such proposal for a vote, then the proposal will be voted on at the Annual Meeting.

In accordance with federal securities regulations, we have included each stockholder proposal plus any supporting statement as submitted by the proponent. We accept no responsibility for the accuracy of any stockholder proposal or any supporting statement.

Proposal 5 – Stockholder Proposal Requesting an Independent Board Chairman

We have been advised that Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, who has indicated he is a beneficial owner of at least $2,000 in market value of our common stock, intends to submit the following proposal at the Annual Meeting.

Proposal 5 – Independent Board Chairman

Shareholders request that our Board of Directors adopt a policy, and amend our governing documents as necessary to require that the Chairman of the Board of Directors to be an independent member of the Board whenever possible. Although it would be better to have an immediate transition to an independent Board Chairman, the Board would have the discretion to phase in this policy for the next Chief Executive Officer transition.

If the Board determines that a Chairman who was independent when selected is no longer independent, the Board shall select a new Chairman who satisfies the requirements of the policy within a reasonable amount of time.

Boeing is an example of a company changing course and naming an independent board chairman in October 2019. Boeing did not wait for the next CEO succession.

Support for proposals to appoint an independent board chair received 17% higher support at U.S. companies in 2020. Two such proposals received majority support due to management oversight failings. These two companies were Baxter International, which had to restate its financial results in March 2019, and Boeing, which experienced two fatal crashes of its Boeing 737 MAX airliners which in turn grounded the entire worldwide fleet of 737 MAX airliners for more than 18 months.

Since management performance setbacks often result in higher support for this proposal topic, the mere submission of this proposal will be an incentive for Walgreens management to perform better leading up to the 2021 annual meeting.

Now is an ideal time to transition to an independent board chairman. Walgreens stock has lost 50% of its value since November 2018. Plus our Lead Director, William Foote, had more than 23-years long tenure at Walgreens. Long-tenure can impair the independence of a director — and Mr. Foote again received the highest number of against-votes at the 2020 annual meeting — 52 million against-votes. Nancy Schlichting, who chaired the Walgreens Executive Pay Committee, was a close second — 51 million against-votes.

It was thus not a surprise that Walgreens executive pay received more than 2-times as many against votes as Ms. Schlichting in 2020.

Please vote yes:
Independent Board Chairman—Proposal 5

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Proposals 5-6

The Board’s Statement in Opposition to Proposal 5

The Board has carefully considered this stockholder proposal and recommends that stockholders vote AGAINST the proposal for the following reasons:

The Company’s Board leadership structure should be tailored to the Company’s evolving needs and not limited to the stockholder proposal’s “one-size-fits-all” approach.

The Company’s directors have a fiduciary duty to regularly consider the most appropriate Board leadership structure in light of the Company’s specific and evolving circumstances. Accordingly, as discussed above under “Governance—Board Structure—Board Leadership Structure,” the Company’s by-laws provide the Board with the flexibility to select the most appropriate Board leadership structure. This flexibility benefits the Company and its stockholders because the Board is best positioned to evaluate the optimal leadership structure for the Company based upon the Company’s leadership team, strategy, challenges and opportunities over time. The Board believes that it is in the best interests of our stockholders for the Board to continue to determine on a case-by-case basis the most effective leadership structure for the Company, rather than take the stockholder proposal’s rigid, “one-size-fits-all” approach to Board leadership.

The Board’s current leadership structure provides effective, independent Board oversight.

Our current Board leadership structure is designed to meet the unique business needs of the Company and to build on the strengths of our Board. Each year the Nominating and Governance Committee reviews and makes recommendations on the appropriate governance framework for our Board leadership. The Nominating and Governance Committee takes into consideration governance best practices, feedback from stockholders and the facts and circumstances of the Company and Board. As described in more detail in “Governance—Board Structure—Board Leadership Structure,” the Board believes that its current leadership structure of a Lead Independent Director, an Executive Chairman and an Executive Vice Chairman allows it to provide effective, independent oversight of the Company. The appointment of an executive chairman who is not the CEO is an accepted practice in the United Kingdom, with the election of a lead independent director being critical to provide robust independent leadership on the Board. Since the Chairman of the Board currently is not an independent director, the Corporate Governance Guidelines require the independent directors to select a Lead Independent Director who is vested with significant responsibilities.

The Board believes that this structure is optimal at this time because it allows our CEO to focus on leading our business and operations, which is particularly critical given the ongoing COVID-19 global pandemic. At the same time, the Executive Chairman can focus on leadership of the Board, including calling and presiding over its meetings and preparing meeting agendas in collaboration with our CEO and the Lead Independent Director, while working collaboratively with senior management. Similarly, the Lead Independent Director can provide leadership for independent oversight of executive management by encouraging active participation of all directors, serving as a liaison and supplemental channel of communication between independent directors and the management directors and a sounding board and advisor to the management directors, and leading the Board’s annual evaluation of the Executive Chairman and the CEO. The current Lead Independent Director, Mr. Foote, was selected by his fellow independent directors in recognition of his skills in overseeing the Company’s strong governance policies and practices and his overall leadership abilities. Moreover, the independent directors of the Board meet regularly in executive sessions that are presided over by the Lead Independent Director with no members of management present. During these executive sessions, the independent directors discuss matters of concern as well as any matter they deem appropriate, including evaluations of the Executive Chairman and the CEO, Board meeting matters and Board effectiveness.

The Company’s corporate governance policies and practices promote effective, independent Board oversight.

In addition, the Board has adopted corporate governance policies and practices that promote a strong and effective Board that provides independent oversight. For example:

●	Directors are elected annually and by a majority of the votes cast in uncontested elections;
●	Stockholders have meaningful proxy access and special meeting rights and cumulative voting;
●	The Company’s Corporate Governance Guidelines require that the Board consist of a substantial majority (at least two-thirds) of independent directors. Currently, nine of the Company’s eleven directors qualify as independent;
●	The Audit Committee, the Compensation and Leadership Performance Committee, the Nominating and Governance Committee and the Finance Committee are comprised entirely of independent directors. This vests the independent directors with oversight of critical matters, such as the integrity of the Company’s financial statements, the Company’s enterprise risk management function, the compensation of executive officers, the annual self-evaluation of the Board and its committees, and the Company’s material financing and capital expenditure transactions;
●	The Company has demonstrated a strong commitment to Board refreshment and to having highly qualified, independent voices on the Board. Of the Board’s nine independent directors, five have joined the Board since January 1, 2012; and
●	The Nominating and Governance Committee annually evaluates each director and recommends to the Board whether each should be nominated for election to a one-year term.

The Board recommends that stockholders vote AGAINST Proposal 5. Valid proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

94      Walgreens Boots Alliance

Proposals 5-6

Proposal 6 – Stockholder Proposal Requesting Report on how Health Risks from COVID-19 impact the Company's Tobacco Sales Decision-Making

We have been advised that the Sisters of St. Francis of Philadelphia, 609 South Convent Road, Aston, PA 19014, along with co-filers, which has indicated it is a beneficial owner of at least $2,000 in market value of our common stock, intends to submit the following proposal at the Annual Meeting. We will promptly provide the name, address and share ownership information of the co-filers upon a stockholder’s request.

Walgreens Boots Alliance
Health Risks of Continued In-Store Tobacco Sales in the Age of COVID
2021

RESOLVED: Shareholders request the Board of Directors of Walgreens Boots Alliance (WBA) issue a report within twelve months of the 2021 annual meeting, at reasonable expense and excluding proprietary information, assessing how the increased health risks of severe COVID-19 infections to customers that smoke impact our company’s evaluation of risks associated with selling tobacco products.

SUPPORTING STATEMENT:

The COVID-19 global pandemic has destroyed the health of individuals, devastated families, and shut down communities. The United States has been particularly hard hit by the virus.

The COVID-19 pandemic has imposed a new reality, in which responsible behavior on the part of individuals, communities, and corporations is needed to prevent the spread of the disease and the resulting hospitalizations, suffering and death.

According to the Center for Disease Control and Prevention (CDC), “Being a current or former cigarette smoker may increase your risk of severe illness from COVID-19.” https://www.cdc.gov/coronavirus/2019-ncov/need-extra-precautions/people-with-medical-conditions.html#smoking

A meta-analysis of peer-reviewed papers from 19 research teams, including CDC’s COVID Response Team, found that “smoking is a risk factor for progression of COVID-19, with smokers having higher odds of COVID-19 progress than never smokers.” Tobacco use nearly doubles the risk that someone who tests positive for the virus will end up hospitalized or dying of COVID-19.

https://academic.oup.com/ntr/article/doi/10.1093/ntr/ntaa082/5835834

JAMA(i) reported that research on smoker behavior reveals that reducing the number of tobacco sales outlets reduces smoking among young people.

Leading national retail chains with pharmacies such as Wegmans, CVS and Target have stopped selling tobacco products arguing that it undermines the health and well-being of their customers and presents reputational risks;

A CVS-commissioned study(ii) found a significant decrease in cigarette consumption in states where cigarette sales were discontinued in their stores;

The perception of pharmacies, reinforced by their marketing, is that they are associated with good health. WBA lists as its purpose: We help people around the world lead healthier and happier lives;

On October 7, 2019, WBA announced it would discontinue the sale of e-cigarettes after approximately 1,080 people became ill and 18 people died in connection with vaping certain black market marijuana products, but WBA has continued to sell traditional tobacco products as COVID-19 infections surge past 4 million and deaths surpass 150,000 in the U.S. alone (as of July 30, 2020).

SUMMARY:

Reputable public health organizations throughout the world are in consensus around the contradictions of health care companies such as pharmacies continuing to sell tobacco, which seriously undermines health. Smoking damages lungs, which can exacerbate the effects of COVID-19 on patients. Health care retailers cannot honor their commitment to improve health while serving the interests of the tobacco industry.

For these reasons we urge you to vote FOR this proposal.

(i)	http://bit.ly/1bqDC6v
(ii)	http://bit.ly/2axbyJx

2021 Proxy Statement       95

Proposals 5-6

The Board’s Statement in Opposition to Proposal 6

The Board has carefully considered this stockholder proposal and recommends that stockholders vote AGAINST the proposal because, as described below, the Company already publicly discloses specific actions that the Company takes to manage risks related to its sale of tobacco, which actions remain relevant during the COVID-19 pandemic.

The Company already limits sales of tobacco products.

The Company touches millions of lives around the world every day, through the medicines we dispense and distribute, our convenient retail stores, and our health and beauty products. We deliver healthcare and support communities through both our day-to-day operations and our business values. The Company continually reviews and assesses its product assortment, including tobacco, which includes a review of potential risks, as well as how these risks may be evolving, including, for example, as a result of the COVID-19 pandemic. We value the opinions of stakeholders on this topic and have engaged with a number of stockholders and other stakeholders in recent years on this topic.

Outside of North America, the Company’s pharmacy businesses do not sell tobacco products. As of February 2020, Walgreens stores ceased selling e-cigarette products, a decision that was taken as health officials examined the issue and as a number of U.S. states and municipalities developed regulations regarding the sale of these products.

In the U.S., Walgreens has a zero-tolerance policy that prohibits the sale of tobacco products to those under 21 and any employee violating the policy is subject to immediate termination. We require age verification from anyone purchasing these products, regardless of age, in all of our U.S. stores. Since the policy went into effect in September 2019, we implemented additional training for store employees and added signs to notify customers of the policy. In addition to these measures, Walgreens has also developed a compliance monitoring program that employs data analytics to review all tobacco sales transactions for compliance with our policies on sales of age-restricted products.

As part of a pharmacy-led health, well-being and beauty company, Walgreens promotes health lifestyle choices.

Walgreens is committed to having pharmacy play a role in helping people quit tobacco. Walgreens pharmacists and technicians are trained to support a patient’s attempt to quit. Walgreens also offers digital support tools, prescription and over-the-counter products and an incentive program through the Balance Rewards for healthy choices platform to encourage and support our customers’ choices regarding their use of tobacco products. In fiscal 2020 we saw an increase in our sales of smoking cessation products in our stores, compared with fiscal 2019, and in the same period sales of cigarettes and e-tobacco products decreased by 16 percent.

Since its inception in October 2015 and as of August 31, 2020, the "Walgreens Quit Smoking" page on the Company’s website, which features expert tips and treatments and provides tools to help individuals stop smoking has received more than 350,000 visits.

The Company has implemented robust governance measures and other controls to effectively monitor and manage significant risks associated with the Company’s business.

As discussed in this Proxy Statement under “Governance—Board Responsibilities—Board Oversight Responsibilities,” the Company has implemented a strong enterprise risk management (“ERM”) program, led by the Global Chief Compliance and Ethics Officer. The ERM program reviews on a regular basis the top current and emerging enterprise risks facing the Company, including health and safety risks, legal and regulatory risks and risks related to the COVID-19 pandemic. In addition, pursuant to its charter, the Audit Committee reviews our policies and processes with respect to enterprise risk assessment and risk management and discusses with management the key risks identified in the ERM process and our risk mitigation strategies on an ongoing basis. In fulfilling these important risk oversight responsibilities, the Audit Committee receives and reviews quarterly reports from the Company’s Global Chief Compliance and Ethics Officer (who has a dotted reporting line to the Audit Committee) and the Company’s General Counsel and the General Counsel of the Company’s Retail Pharmacy USA, which include regulatory matters such as tobacco sales. The Audit Committee also has executive sessions with the Company’s Global Chief Compliance and Ethics Officer, among other members of management, at each regular meeting. The information exchange facilitates a robust dialogue between senior leaders and the Audit Committee with respect to key areas of Audit Committee oversight. In addition, the other standing committees of the Board review and oversee management of risks related to their respective areas of responsibility, including the Nominating & Governance Committee which has received reports on tobacco sales as part of its oversight of the Company’s CSR activities. The committees regularly report to the full Board regarding identified risks and risk management.

The Board continually reviews and improves the Company’s risk management processes, including through its annual review of Company strategic plans and its oversight of the ERM program. The role of the Board and its committees in enterprise risk management is described in our Corporate Governance Guidelines, which are available on the Company’s website at https:// investor.walgreensbootsalliance.com/governance. The Board regularly reviews and updates the Corporate Governance Guidelines and committee charters. The Corporate Governance Guidelines and committee charters were most recently updated in January 2020.

96      Walgreens Boots Alliance

Proposals 5-6

Further, since March 2020, the Board and its committees have received regular updates regarding the impact of, and the Company’s response to, the COVID-19 pandemic, including matters relating to team member and customer risks. Accordingly, the Company believes it already effectively manages and assess risks associated with the sale of tobacco products, and further disclosure of the Company’s risk management process would not provide meaningful new information to stockholders.

The Company actively engages with stockholders and responds to stockholder feedback to strengthen our governance program and enhance disclosure of our existing practices.

The Company maintains an open dialogue with stockholders, including regarding key areas of our governance programs, such as risk management. In response to stockholder feedback, we have taken a number of actions to enhance our existing practices. Please refer to the information contained under the heading “Proxy Statement Summary—Stockholder Engagement and Board Responsiveness” in this Proxy Statement for more information. In recent years, we have engaged with stockholders and other stakeholders on multiple occasions regarding the Company’s sale of tobacco and expect to continue to do so in the future.

The Board recommends that stockholders vote AGAINST Proposal 6. Valid proxies solicited by the Board will be so voted unless stockholders specify a contrary choice in their voting instructions.

2021 Proxy Statement       97

Questions and Answers About the Proxy Materials and the Annual Meeting

Q:	How will the Annual Meeting be conducted?
A:

The Annual Meeting will be held entirely online via live audio webcast due to the public health impact of the COVID-19 pandemic and to support the health and wellness of our stockholders, directors, team members, and guests. The virtual Annual Meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders. To attend the Annual Meeting, examine our list of stockholders, vote and submit your questions during the Annual Meeting, go to www.virtualshareholdermeeting.com/WBA2021.

Q:	If I received a Notice of Internet Availability, how may I receive proxy materials?
A:

We use the “e-proxy” rules of the SEC, which allow companies to furnish their proxy materials over the Internet instead of mailing printed copies of the proxy materials to each stockholder. As a result, we are mailing to most of our stockholders a notice about the Internet availability of the proxy materials (the “Notice of Internet Availability”), which contains instructions on how to access this Proxy Statement, the accompanying Notice of 2021 Annual Meeting of Stockholders, and the 2020 Annual Report online.

If you received the Notice of Internet Availability by mail, you will not automatically receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability instructs you on how to access and review all of the important information contained in the proxy materials and how you may submit your proxy. The Notice of Internet Availability also contains information about how stockholders may, if desired, request a printed copy of these proxy materials.

Stockholders who do not receive the Notice of Internet Availability will receive a printed copy of these proxy materials by mail unless they have previously requested electronic delivery. We are providing notice of the availability of those materials by e-mail to those stockholders who have previously elected to receive the proxy materials electronically. The e-mail contains a link to the website where those materials are available as well as a link to the proxy voting website.

Q:	How many shares are entitled to vote? How many votes per share may I cast?
A:

Stockholders of record of our common stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 863,901,817 shares of our common stock were outstanding.

Our stockholders have cumulative voting rights in the election of directors (Proposal 1) and one vote per share on all other matters. Cumulative voting allows a stockholder to multiply the number of shares owned by the number of directors to be elected and to cast an equal number of votes for each of the 11 nominees to the Board, distribute their votes among as many nominees as they choose, or cast all their votes for one nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

Most of our stockholders hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

Shares held of record: If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, then you are considered the stockholder of record with respect to those shares, and we are sending these proxy materials directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting. If you received your proxy materials by mail, we have enclosed an accompanying proxy card for you to use. You may also submit voting instructions via the Internet or by telephone by following the instructions on the accompanying proxy card or Notice of Internet Availability, as described below under “How can I vote my shares without attending the Annual Meeting?” If you are a stockholder of record and choose to cumulate your votes in the election of directors, you must notify us in writing at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary or at WBABoard@wba.com and such notice must be received by the Company no later than January 25, 2021.

Shares owned beneficially: If your shares are held in a brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name. Consequently, these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares.

98       Walgreens Boots Alliance

Questions and Answers About the Proxy Materials and the Annual Meeting

As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend and vote your shares at the Annual Meeting. Your broker, bank, or other nominee has provided a voting instruction form for you to use to direct them regarding how to vote your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them or vote at the Annual Meeting. If you hold shares through a broker, bank, or other nominee and choose to cumulate your votes in the election of directors, you should contact them.

Q:	How do I attend the Annual Meeting? What if I have technical difficulties or trouble accessing the Annual Meeting?
A:

The Annual Meeting will be held entirely online via live audio webcast due to the public health impact of the COVID-19 pandemic and to support the health and wellness of our stockholders, directors, team members, and guests. The virtual Annual Meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders.

If you are a registered shareholder or beneficial owner of common stock holding shares at the close of business on the Record Date, you may attend the Annual Meeting by visiting virtualshareholdermeeting.com/WBA2021 and logging in by entering the 16-digit control number found on your proxy card, Notice of Internet Availability, or voter instruction form, as applicable. If you lost your 16-digit control number or are not a stockholder, you will be able to attend the meeting as a guest by visiting www.virtualshareholdermeeting.com/WBA2021 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares, examine our list of stockholders or submit questions during the meeting.

You may log into the Annual Meeting beginning at 7:45 a.m. Central Time on January 28, 2021 and the Annual Meeting will begin promptly at 8:00 a.m. Central Time. If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll free number that will be available on our virtual stockholder login site (at www.virtualshareholdermeeting.com/WBA2021) for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 7:45 a.m. Central Time on January 28, 2021.

A webcast replay of the entire meeting will be posted to our Investor Relations website at https:// investor.walgreensbootsalliance.com following the Annual Meeting.
Q:	May I ask questions at the Annual Meeting?
A:

Yes. Stockholders (other than those stockholders who enter the meeting as a guest, as described above) will have the ability to submit questions during the Annual Meeting via the annual meeting website at www.virtualshareholdermeeting.com/WBA2021. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting which are pertinent to WBA and the meeting matters, as time permits. If there are pertinent questions that cannot be answered during the Annual Meeting due to time constraints, management will post answers to a representative set of such questions (e.g., consolidating repetitive questions) on our Investor Relations website, investor.walgreensbootsalliance.com. The questions and answers will be made available as soon as practicable after the Annual Meeting. Detailed guidelines for submitting questions during the Annual Meeting and Rules of Conduct for the Annual Meeting will be available at www.virtualshareholdermeeting.com/WBA2021.

Q:	How can I vote my shares at the Annual Meeting?
A:

Shares held directly in your name as the stockholder of record may be voted if you are attending the virtual Annual Meeting by entering the 16-digit control number found on your proxy card or Notice of Internet Availability when you log into the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described below under “How can I vote my shares without attending the Annual Meeting?” so that your vote will be counted if you later decide not to attend the Annual Meeting.

Shares held in street name through a brokerage account or by a broker, bank or other nominee may be voted at the virtual Annual Meeting by entering the 16-digit control number found on your voter instruction form when you log into the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?
A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or by submitting a voting instruction form without attending the Annual Meeting.

Shares held of record: If you hold your shares directly as the stockholder of record and you received a printed copy of the proxy materials by mail, you may vote without attending the Annual Meeting by one of the following methods:

● By Mail: Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided;
● By Telephone: Call the toll-free telephone number set forth on the proxy card and follow the recorded instructions; or
● By Internet: Go to https://www.proxyvote.com and follow the instructions on the website.
Please refer to the specific instructions set forth on the proxy card you received.

If you are a stockholder of record and you received a Notice of Internet Availability, you may vote without attending the Annual Meeting by accessing the secure Internet website registration page identified on the Notice of Internet Availability and following the instructions. Alternatively, you may vote by mail or telephone if you request a printed copy of the proxy materials by calling the toll-free telephone number set forth on the Notice of Internet Availability. Please refer to the specific instructions set forth in the Notice of Internet Availability you received.

Please note that the Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern Time, on January 27, 2021.

2021 Proxy Statement       99

Questions and Answers About the Proxy Materials and the Annual Meeting

Shares held beneficially: If you hold your shares in street name through a brokerage account or by a broker, bank or other nominee, you should have received instructions on how to vote your shares or how to instruct your broker, bank or other nominee to vote your shares. Please follow their instructions carefully. If you give the broker voting instructions, your shares will be voted as you direct. Please note that brokers, banks and other nominees may not vote your shares on non-routine matters in the absence of specific instructions from you, so please provide your voting instructions so your vote can be counted.

If you hold your shares in street name through a brokerage account or by a broker, bank or other nominee, then you generally may vote without attending the Annual Meeting by one of the following methods:

●

By Mail: If you received a printed copy of the proxy materials, you may vote by signing, dating and returning the voting instruction card sent to you by your broker, bank, or other nominee in the pre-addressed envelope provided; or

●

By Methods Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your broker, bank or other nominee to determine whether you may provide voting instructions by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the broker, bank or other nominee.

Q:	Can I change my vote or revoke my proxy?
A:

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

● Filing a timely written notice of revocation with us at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary;
● Submitting a new proxy at a later date via the Internet, by telephone or by mail to Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary; or
● Attending the Annual Meeting online and voting at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).
If your shares are held in a brokerage account or by a broker, bank or other nominee, you should follow the instructions provided by them.
Only the latest validly executed proxy that you submit will be counted.
Q:	How will my shares be voted if I sign, date and return a proxy card without giving specific voting instructions?
A:	You may vote “For,” “Against” or “Abstain” with respect to each of the proposals.

If you sign and return your accompanying proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board and, with respect to any other matters to be voted upon at the Annual Meeting, in accordance with the discretion of the persons named on the accompanying proxy card. Furthermore, if you sign and return your accompanying proxy card without giving specific voting instructions regarding the election of directors, then the persons named on the accompanying proxy card will have discretionary authority to cumulate votes and to allocate such votes among some or all of the nominees recommended by the Board.

Q:	Who will count the votes?
A:	A representative of Broadridge Financial Solutions, Inc. will tabulate the votes, and a representative of CT Hagberg LLC will act as the inspector of election. Each firm is independent of the Company.
Q:	Is my vote confidential?
A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to us or to third parties, except to allow for the tabulation and certification of votes and as necessary to meet applicable legal requirements, or to assert or defend claims for or against us. If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to our management or to the Board for their review.

Q:	What is the quorum requirement for the Annual Meeting?
A:

The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Stockholders who attend the Annual Meeting by following the instructions to join the virtual meeting will be considered to be attending the meeting in person. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for the purpose of the quorum requirement for the remainder of the meeting (including any meeting resulting from an adjournment of the Annual Meeting, unless a new record date is set).

100       Walgreens Boots Alliance

Questions and Answers About the Proxy Materials and the Annual Meeting

Q:	What is the voting requirement to approve each of the proposals? What effect will abstentions and broker non-votes have?
A:

Proposal 1 (Election of Directors). The election of directors at the Annual Meeting is an uncontested election. This means, with respect to the election of directors, the number of votes “FOR” a director’s election must be a majority of the votes cast by the holders of the shares of our common stock voting in person or by proxy at the Annual Meeting with respect to that director’s election. Abstentions with respect to a director will have the same effect as a vote “AGAINST” him or her.

Other Proposals. The affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each of the other proposals to be voted on at the Annual Meeting. For each of these proposals, abstentions have the same effect as a vote “AGAINST” approval of that proposal.

Broker Non-Votes. If you are a beneficial holder and do not provide specific voting instructions to your broker, then the organization that holds your shares will not be authorized to vote your shares, which would result in “broker non-votes,” on proposals other than the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal 2021 (Proposal 2). Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting. Broker non-votes will not have an effect on any of the proposals presented at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice of Internet Availability, proxy card or voting instruction form?
A:

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card or, if you vote via the Internet or by telephone, vote once for each Notice of Internet Availability or proxy card you receive so as to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Annual Meeting?
A:	We expect to announce preliminary voting results at the Annual Meeting. We will publish the voting results in a Current Report on Form 8-K filed with the SEC subsequent to the Annual Meeting.
Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We will also bear the cost of soliciting proxies on behalf of the Board. We will also provide copies of these proxy materials to banks, brokerage firms, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others, so that they may forward these proxy materials to the beneficial owners. We will, upon request, reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

We have retained the services of Alliance Advisors LLC to aid in the solicitation of proxies. We expect that we will pay Alliance Advisors LLC fees of approximately $8,500 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. We have agreed to indemnify Alliance Advisors LLC against certain liabilities relating to or arising out of their engagement.

Solicitations may also be made by personal interview, mail, telephone, e-mail, other electronic channels of communication, or otherwise by certain of our directors, officers and other employees, but we will not reimburse or provide additional compensation to these persons for these services.

Q:	Where can I find additional copies of the proxy materials?
A:

The Notice of Internet Availability, this Proxy Statement and the 2020 Annual Report are available at https:// www.proxyvote.com. We have also made available on our website at https://investor.walgreensbootsalliance.com the 2020 Annual Report, including the financial statements and schedules.

We will furnish, on written request and without charge, a printed copy of this Proxy Statement and the 2020 Annual Report to each person whose proxy is solicited and to each person representing that, as of the Record Date, he or she was a beneficial owner of shares entitled to be voted at the Annual Meeting. Such written request should be addressed to us at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary.

Q:	How do I obtain a separate set of proxy materials if I share an address with other stockholders?
A:

To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. This is pursuant to a procedure approved by the SEC called “householding.” If you received your proxy materials by mail, a separate proxy card is included in the proxy materials for each of these stockholders.

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Questions and Answers About the Proxy Materials and the Annual Meeting

If you share an address with another stockholder and received only one set of proxy materials, or would otherwise like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver a separate copy (free of charge) upon request. Similarly, if you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability or, if applicable, this Proxy Statement and the 2020 Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, you may also contact Broadridge Financial Solutions, Inc. If your shares are held through a brokerage account, please contact your broker directly.

Stockholders who participate in householding will continue to receive separate proxy cards to vote their shares, if you receive your proxy materials by mail. Stockholders that receive the Notice of Internet Availability will receive instructions on how to vote their shares via the Internet. Householding does not affect dividend check mailings.

Q:	How can I obtain an additional proxy card or voting instruction form?
A:	If you lose, misplace or otherwise need to obtain a Notice of Internet Availability, proxy card or voting instruction form and:

●You are a stockholder of record, contact us in writing at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary; or
●You are the beneficial owner of shares held indirectly through a broker, bank or other nominee, contact your account representative at that organization.

102       Walgreens Boots Alliance

Additional Information

Attending the Annual Meeting

The Annual Meeting will be held entirely online via live audio webcast due to the public health impact of the COVID-19 pandemic and to support the health and wellness of our stockholders, directors, team members, and guests. The virtual Annual Meeting will also allow for greater participation by all of our stockholders, regardless of their geographic location. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders.

If you are a registered shareholder or beneficial owner of common stock holding shares at the close of business on the Record Date, you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WBA2021 and logging in by entering the 16-digit control number found on your proxy card, Notice of Internet Availability, or voter instruction form, as applicable. If you lost your 16-digit control number or are not a stockholder, you will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/ WBA2021 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares, examine our list of stockholders or submit questions during the meeting.

You may log into the virtual annual meeting beginning at 7:45 a.m. Central Time on January 28, 2021 and the Annual Meeting will begin promptly at 8:00 a.m. Central Time. If you experience any technical difficulties during the meeting, a toll free number will be available on our virtual stockholder login site for assistance.

Stockholder Proposals for Inclusion in the Proxy Statement for the 2022 Annual Meeting

We plan to hold the 2022 Annual Meeting on or around January 27, 2022, at a time and place to be specified in our proxy statement for that meeting.

We welcome comments or suggestions from our stockholders. If a stockholder wishes to have a proposal formally considered at the 2022 Annual Meeting and included in our proxy statement for that meeting, then we must receive the proposal in writing on or before the close of business on August 10, 2021 (or, if the date of the 2022 Annual Meeting is moved by 30 days from the anniversary of this year’s Annual Meeting, the deadline will be a reasonable time before we begin to print and send our proxy materials, which date we will announce separately), and the proposal must otherwise comply with Rule 14a-8 under the Exchange Act. The proposal must be delivered in writing to us at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary.

Director Nominations for Inclusion in the Proxy Statement for the 2022 Annual Meeting

The Board has implemented proxy access, which allows a stockholder or group of up to 20 stockholders owning in aggregate 3% or more of our outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office (rounding down); provided that the stockholder(s) and nominee(s) satisfy the requirements in our by-laws.

If a stockholder or group of stockholders wants to nominate one or more director candidates to be included in our proxy materials for the 2022 Annual Meeting pursuant to the proxy access provisions in our by-laws, then we must receive proper written notice of such nomination at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary by no earlier than the close of business on July 11, 2021 and no later than the close of business on August 10, 2021, and the nomination must otherwise comply with our by-laws. If, however, the date of the 2022 Annual Meeting is changed and is not within 30 days before or 60 days after the anniversary of this year’s Annual Meeting, then we must receive such written notice no earlier than the close of business on the 150th day prior to the 2022 Annual Meeting and not later than the close of business on the later of the 120th day prior to the 2022 Annual Meeting or, if the first public announcement of the date of the 2022 Annual Meeting is less than 130 days prior to the date of such meeting, the 10th day following the public announcement of the date of the 2022 Annual Meeting. Failure to comply with the requirements, procedures, and deadlines in our by-laws may preclude the proxy access nomination of the applicable candidate(s) for election at the 2022 Annual Meeting.

2021 Proxy Statement       103

Additional Information

Other Proposals or Director Nominations for Presentation at the 2022 Annual Meeting

Stockholder proposals or director nominations that are not intended for inclusion in our proxy statement for the 2022 Annual Meeting may be brought before the 2022 Annual Meeting in accordance with the advance notice procedures described in our bylaws. Under our by-laws, if a stockholder wishes to present other business or nominate a director candidate at the 2022 Annual Meeting, then we must receive proper written notice of any such business or nomination at Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary by no earlier than the close of business on September 30, 2021 and no later than the close of business on October 30, 2021, and each such proposal, nomination, and nominee must otherwise comply with our by-laws. If, however, the date of the 2022 Annual Meeting is changed and is not within 30 days before or 60 days after the anniversary of this year’s Annual Meeting, then we must receive such notice no earlier than the close of business on the 120th day prior to the date of the 2022 Annual Meeting and not later than the close of business on the 90th day prior to the date of the 2022 Annual Meeting or, if the first public announcement of the date of the 2022 Annual Meeting is less than 100 days prior to the date of such meeting, the 10th day after the first public announcement of the date of the 2022 Annual Meeting. Failure to comply with the requirements, procedures, and deadlines in our by-laws may preclude presentation and consideration of the matter or nomination of the applicable candidate(s) for election at the 2022 Annual Meeting.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “pilot,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “aim,” “continue,” “sustain,” “synergy,” “transform,” “accelerate,” “model,” “long-term,” “on track,” “on schedule,” “headwind,” “tailwind,” “believe,” “seek,” “estimate,” “anticipate,” “upcoming,” “to come,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, which could cause actual results to vary materially from those indicated or anticipated. These and other risks, assumptions and uncertainties are described in the 2020 Annual Report and in other documents that we may file or furnish with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, we do not undertake, and we expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this Proxy Statement, whether as a result of new information, future events, changes in assumptions or otherwise.

The information on our website, including, but not limited to, the contents of our 2019 CSR Report, is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

104       Walgreens Boots Alliance

Additional Information

Other Matters

The Board knows of no other matters (other than those identified herein) to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters according to their best judgment.

By order of the Board of Directors,

Joseph B. Amsbary, Jr.
Vice President, Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be Held on January 28, 2021

The Notice of Internet Availability, this Proxy Statement and the 2020 Annual Report are available at https://www.proxyvote.com.

We have also made available on our website at https://investor.walgreensbootsalliance.com/annual-reportsproxies a copy of the 2020 Annual Report, as filed with the SEC, including the financial statements and schedules. We will furnish, on written request and without charge, a printed copy of the 2020 Annual Report to each person whose proxy is solicited and to each person representing that, as of the Record Date, he, she or it was a beneficial owner of shares entitled to be voted at the meeting. Such written request should be directed to Walgreens Boots Alliance, Inc., 108 Wilmot Road, MS #1858, Deerfield, Illinois 60015, Attention: Corporate Secretary.

2021 Proxy Statement       105

Exhibit A: Walgreens Boots Alliance, Inc.
2021 Omnibus Incentive Plan

Walgreens Boots Alliance, Inc.
2021 Omnibus Incentive Plan

Effective [                  ]

2021 Proxy Statement       A-1

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

Walgreens Boots Alliance, Inc.

2021 Omnibus Incentive Plan

A-2       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

2021 Proxy Statement       A-3

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

Walgreens Boots Alliance, Inc.
2021 Omnibus Incentive Plan

I. Background

Walgreens Boots Alliance, Inc., a Delaware corporation (the “Company”), previously maintained the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan, as amended and restated effective July 11, 2017 (the “Former Plan”). On October 29, 2020, the Board adopted the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan, as set forth herein (the “Plan”), to be effective upon and subject to the approval of the Plan by the stockholders of the Company (the “Effective Date”). Upon and after the Effective Date, no additional awards shall be granted under the Former Plan.

II. Purpose

The purpose of the Plan is to aid the Company in attracting, retaining, motivating and rewarding employees, Non-Employee Directors, and other persons who provide substantial services to the Company or its Affiliates, to provide for equitable and competitive compensation opportunities, including deferral opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

III. Definitions

In addition to the terms defined in Article I above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

3.01

“Affiliate” means any person with whom the Company would be considered a single employer under Sections 414(b) and 414(c) of the Code, except that in applying Sections 1563(a)(1), (2) and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Sections 1563(a)(1), (2) and (3) of the Code, and in applying Treas. Reg. §1.414(c)-2 for purposes of determining a controlled group of trades or businesses under Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Treas. Reg. §1.414(c)-2. Notwithstanding the foregoing, where justified by legitimate business criteria as determined by the Committee in its sole discretion, “at least 20 percent” shall be substituted for “at least 50 percent” in the preceding sentence in determining whether a Participant has had a Termination of Service.

3.02

“Award” means any Option, SAR, Restricted Stock Share, Restricted Stock Unit, Performance Share, Performance Unit, Other Award or Stock granted as a bonus or in lieu of another award, together with any related right or interest, granted to an Eligible Person under the Plan.

3.03

“Award Agreement” means the agreement setting forth the terms and conditions to which an Award is subject, to the extent not provided in the Plan, together with any additional documents (such as Beneficiary designations) relating to a specific Award.

3.04

“Beneficiary” means the individual or entity designated by the Participant to receive the benefits specified under the Participant’s Award upon such Participant’s death. See Section 10.03. No Beneficiary shall have any rights under the Plan prior to the death of the Participant.

3.05	“Beneficial Owner” has the meaning specified in Rule 13d-3 under the Exchange Act.
3.06	“Board” means the Board of Directors of the Company.
3.07	“Cause” means any one or more of the following, as determined by the Committee or its delegate in its sole discretion:
	(a)	a Participant’s commission of a felony or any crime of moral turpitude;
	(b)	a Participant’s dishonesty or material violation of standards of integrity in the course of fulfilling his or her employment duties to the Company or any Affiliate;
	(c)	a material violation of a material written policy of the Company or any Affiliate violation of which is grounds for immediate termination;
(d)

failure on the part of the Participant to perform his or her employment duties to the Company or any Affiliate in any material respect, after reasonable notice of such failure and an opportunity to correct it; or

(e)

failure to comply in any material respect with any applicable legal or regulatory requirements, including but not limited to the Foreign Corrupt Practices Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the Truth in Negotiations Act, or any rules or regulations thereunder.

A-4       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

3.08	“Change in Control” means any one or more of the following:
(a)

any one person, or more than one person acting as a group other than (A) an employee benefit plan (or related trust) of the Company or a subsidiary or (B) the Company or a subsidiary (collectively, the “Excluded Persons”) acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; or

(b)

any one person, or more than one person acting as a group (other than any Excluded Person), acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company that constitutes thirty percent (30%) or more of the total fair market value or total voting power of the stock of the Company; or

(c)

any one person, or more than one person acting as a group (other than any Excluded Person), acquires (or has acquired during the twelve (12)-month period ending on date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all the assets of the Company immediately before such acquisition or acquisitions; or

(d)

a majority of members of the Company’s Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election.

Notwithstanding the provisions of this Section 3.08, there shall not be a Change in Control if any event described in Section 3.08 occurs, and immediately following such event: (1) all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding Stock and outstanding Company voting securities immediately prior to such event will beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the outstanding shares of Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such event (including, without limitation, a corporation which as a result of such event owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such corporate transaction, of the outstanding Stock and outstanding Company voting securities, as the case may be; (2) no person (other than an Excluded Person or a corporation resulting from such event) will beneficially own, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such event or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the event; and (3) individuals who were members of the incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such corporate transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such corporate transaction.

3.09

“Code” means the Internal Revenue Code of 1986, as amended. Reference to any provision of the Code or regulation thereunder shall include any successor provision and any regulations and other applicable guidance or pronouncement of the Internal Revenue Service or the Department of the Treasury and applicable case law relating to such Section of the Code.

3.10

“Committee” means the Compensation and Leadership Performance Committee of the Board, the composition and governance of which is established in the Committee’s charter as approved from time to time by the Board. Each member of the Committee is intended to qualify as “independent” as determined in accordance with the regulations of the stock exchange on which the Stock is principally registered, and the Company’s categorical standards, and to qualify as a “non-employee director” under SEC Rule 16b-3. However, no action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet the foregoing qualification standards. The full Board may perform any function of the Committee hereunder except to the extent limited under the applicable stock exchange policies and requirements for listed companies or the Company’s bylaws, in which case the term “Committee” shall refer to the Board. To the extent the Committee has delegated authority to another person or persons the term “Committee” shall refer to such other person or persons.

3.11	“Company” means Walgreens Boots Alliance, Inc. and any successor thereto.
3.12

“Deferred Award” means any Award to the extent that by its terms the Award will not or might not be paid or otherwise settled in full no later than the 15th day of the third month after the later of (a) the last day of the first calendar year in which the Award is no longer subject to a Substantial Risk of Forfeiture or (b) the last day of the Company’s first fiscal year in which the Award is no longer subject to a Substantial Risk of Forfeiture.

3.13	“Director” means a member of the Board.

2021 Proxy Statement       A-5

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

3.14

“Disability” means that the Participant has become disabled as provided in the long-term disability plan of the Company or an Affiliate applicable to the Participant (or which would be applicable if the Participant was eligible for and elected coverage under such plan).

3.15

“Dividend Equivalent” means a right granted to an Eligible Person to receive cash, Stock, or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock in connection with dividend declarations, reclassifications, spin-offs, and the like.

3.16	“Effective Date” is defined in the Preamble.
3.17	“Eligible Person” means an employee of the Company or any Affiliate, or a Non-Employee Director of the Company.
3.18	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and the rules and regulations thereunder.
3.19	“Fair Market Value” means as of any applicable date:
(a)

If the Stock is listed on the NASDAQ Stock Market or other United States national securities exchange registered under the Exchange Act, the value under such of the following as the Committee shall determine based on actual reported transactions in such Stock on the NASDAQ Stock Market or such other exchange:

(i) The last sale before or the first sale after the date the Award is granted;
(ii) the closing sales price on such date or (whether or not sales are reported on such date) the last preceding date on which a sale was reported;
(iii) the arithmetic mean of the high and low prices on such date or (whether or not sales are reported on such date) the last preceding date on which sales were reported;
(iv)

the average selling price of the Stock over a specified period beginning within 30 days before and ending within 30 days after the applicable date, based on the arithmetic mean of such selling prices during the specified period, or an average of such prices weighted based on the volume of trading of the Stock on each trading date during the specified period; provided, however, that such method may be used only if the relevant Eligible Person, the number and class of shares of Stock subject to such method, and the method for determining such price including the period over which the average are determined, are irrevocably determined and set forth in an Award Agreement before the beginning of the specified period.

The Committee may apply different of the foregoing methods for different purposes; provided, however, that if no other method is determined by the Committee the Fair Market Value shall be determined based on the closing sales price on the last preceding date on which a sale was reported, and the grant price for an Option or Stock Appreciation Right shall be (i) the closing sales price on the date of grant if Stock is traded on such date, or (ii) the closing sales price on the next date on which Stock is traded.

(b)

If Stock is publicly traded but is not listed on any such exchange, any of the methods set forth in subsection (a) applied to the bid quotations with respect to a share of Stock on the OTC Bulletin Board or other over-the-counter quotation system then in use as the principle system then available for reporting or ascertaining quotations for the Stock; and

(c) If Stock is not publicly traded, the fair market value on the applicable date of a share of Stock as determined by the Committee in good faith.
3.20	“Former Plan” means the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan, as amended.
3.21	“409A Compensation” means a Deferred Award or other compensation that is “nonqualified deferred compensation” subject to Section 409A of the Code, regardless of when granted or awarded.
3.22	“Incentive Stock Option” or “ISO” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and qualifying thereunder.
3.23	“Non-Employee Director” means a Director who is not an employee of the Company or an Affiliate.
3.24	“Nonstatutory Option” means an Option that is not an Incentive Stock Option.
3.25

“Option” means a right granted to an Eligible Person to purchase a number of shares of Stock (which may be Restricted Stock) at a specified price during a specified time period, and subject to such other terms and conditions as the Committee may determine. The term “Option” includes both an Incentive Stock Option and a Nonstatutory Option.

3.26	“Other Awards” means cash or stock-based awards granted to an Eligible Person under Section 7.08 or 7.09.
3.27

“Participant” means an Eligible Person (or former Eligible Person) who has been granted an Award under the Plan which remains outstanding or which remains subject to any provision of this Plan, including without limitation Sections 10.01 and 10.08.

3.28

“Performance Award” means an Award that (in addition to any other conditions) is conditional based upon the degree of satisfaction of performance criteria specified by the Committee. Performance Awards include, but are not limited to, Performance Shares and Performance Units.

A-6       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

3.29

“Performance Share” means a conditional right granted to an Eligible Person to receive a variable number of shares of Stock based upon the degree of satisfaction of performance criteria specified by the Committee.

3.30

“Performance Unit” means a conditional right granted to an Eligible Person to receive a payment equal to the value of the performance unit based upon the degree of satisfaction of criteria specified by the Committee.

3.31	“Restricted Stock” means a Restricted Stock Share or a Restricted Stock Unit.
3.32	“Restricted Stock Share” means a share of Stock granted to an Eligible Person under Section 7.03 which is subject to certain restrictions and to a substantial risk of forfeiture.
3.33

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing a hypothetical share of Stock granted to an Eligible Person under Section 7.04 which is subject to certain restrictions and to a substantial risk of forfeiture. A Restricted Stock Unit shall have a nominal value on any date equal to the Fair Market Value of one share of Stock on that date. A Restricted Stock Unit may be settled for cash, property, or shares of Stock, and may be a Performance Award. Restricted Stock Units represent an unfunded an unsecured obligation of the Company.

3.34

“Retire” or “Retirement” means a Termination of Service for any reason other than a Termination of Service for Cause, Disability, or death after attaining age 55 and having at least 10 years of service (whether as an employee or Director) with the Company or any Affiliate.

3.35	“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
3.36	“Separation from Service” means
(a)

In the case of an individual who is an employee of the Company or an Affiliate, the employee’s termination of employment with the Company and its Affiliates. Whether a termination of employment has occurred shall be determined based on whether the facts and circumstances indicate the individual and the employer reasonably anticipate that no further services will be performed by the individual for the Company and its Affiliates; provided, however, that an individual shall be deemed to have a Separation from Service if the level of services he or she would perform for the Company and its Affiliates after a certain date permanently decreases to no more than twenty percent (20%) of the average level of bona fide services performed for the Company and its Affiliates (whether as an employee or independent contractor) over the immediately preceding 36-month period (or the full period of services to the Company and its Affiliates if the individual has been providing services for less than 36 months). For this purpose, an individual is not treated as having a Separation from Service while he or she is on a military leave, sick leave, or other bona fide leave of absence, if the period of such leave does not exceed six months (90 days in the case of an Incentive Stock Option), or if longer, so long as the individual has a right to reemployment with the Company or an Affiliate under an applicable statute or by contract; and

(b)

In the case of a Director, the individual ceases to be a Director of the Company and all Affiliates, unless immediately upon such cessation the individual has a relationship with the Company or an Affiliate such that such cessation would not be a separation from service under Section 409A of the Code, in which case a Separation from Service will occur upon the cessation of such relationship as provided in Section 409A of the Code; and

(c)

In the case of a consultant or advisor, the individual ceases to have a contractual obligation to perform consulting services for the Company and all Affiliates, unless immediately upon such cessation the individual has a relationship with the Company or an Affiliate such that such cessation would not be a separation from service under Section 409A of the Code, in which case a Separation from Service will occur upon the cessation of such relationship as provided in Section 409A of the Code.

(d)

Notwithstanding the foregoing, no such event shall be a Separation from Service if immediately upon such event the individual continues to be an Eligible Person by reason of another relationship with the Company or any Affiliate from which no Separation from Service has occurred.

3.37

“Specified Employee” means an individual who, as of the date of his or her Termination of Service, is a key employee of the Company or any Affiliate whose stock is publicly traded, as determined under the policy of the Company as in effect from time to time, for determining “specified employees” consistent with the requirements of Section 409A of the Code.

3.38	“Stock” means a share of the Company’s common stock $0.01 par value and any other equity securities of the Company that may be substituted or resubstituted for such Stock.
3.39

“Stock Appreciation Right” or “SAR” means a right granted to an Eligible Person to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR.

3.40	“Substantial Risk of Forfeiture” means such term as described in Treas. Reg. §§ 1.409A-1(d) and 1.409A-1(b)(4).

2021 Proxy Statement       A-7

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

3.41

“Termination of Service” “termination of employment”, and words of similar import, unless the context clearly indicates otherwise, mean termination of employment (or for a Participant who is not an employee, termination of service), as determined by the Committee; provided that in the case of an Award that is 409A Compensation, such term shall mean Separation from Service.

IV. Administration
4.01 Authority of the Committee. The Plan shall be administered by the Committee or by a duly appointed delegate of the Committee, which shall have full and final authority, in its discretion, in each case subject to and consistent with the provisions of the Plan,
(a)	to determine which Eligible Persons shall be granted Awards;
(b)

to determine the type and size of Awards, the dates on which Awards may be granted, exercised or settled and on which the risk of forfeiture or any deferral period relating to Awards shall lapse or terminate, and to accelerate any such dates;

(c)	to determine the expiration date of any Award;
(d)	to determine whether an Award will be granted on a standalone or tandem basis;
(e)	to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property;
(f)	to determine other terms and conditions of, and all other matters relating to, Awards;
(g)	to prescribe Award Agreements evidencing or setting terms of Awards (such Award Agreements need not be identical for each Participant);
(h)

to adopt amendments to Award Agreements; provided that, except as set forth herein or in the Award Agreement, the Committee shall not amend an Award Agreement in a manner that materially and adversely affects the Participant without the consent of the Participant (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant);

(i)	to establish rules and regulations for the administration of the Plan and amendments thereto and to create sub-plans;
(j)

to determine whether, to what extent, and under what circumstances any Award shall be terminated or forfeited or the Participant shall be required to disgorge to the Company gains or earnings attributable to an Award;

(k)	to construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein;
(l)	to make all other decisions and determinations (including factual determinations) in its discretion as the Committee may deem necessary or advisable for the administration of the Plan.
Decisions of the Committee with respect to the administration and interpretation of the Plan and any Award Agreement shall be final, conclusive, and binding upon all persons interested in the Plan, including all Eligible Persons, Participants, Beneficiaries, transferees under Section 6.05(c) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, to the extent required by the Company’s bylaws, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to Non-Employee Directors and shall have all the powers of the Committee with respect thereto (authority with respect to other aspects of Non-Employee Director awards is not exclusive to the Board, however).
4.02 Manner of Exercise of Committee Authority.
(a)

The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 (in which case the members of the Committee who qualify as Non-Employee Directors shall act as the Committee). The express grant of any specific power to the Committee, and the taking of any action by the Committee or a subcommittee, shall not be construed as limiting any power or authority of the Committee.

(b)

Subject to the Company’s by-laws and applicable law, the Committee may delegate to any other committee of the Board or to one or more members of the Board the authority, subject to such terms as the Committee may determine, to exercise such powers and authority and perform such functions as the Committee in its discretion may determine. Such delegation may be revoked at any time.

(c)

The Committee may delegate to officers of the Company or any Affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions and exercise such powers and authority, as the Committee in its discretion may determine, to the fullest extent permitted under the Delaware General Corporation Law and the Company’s bylaws. Such delegation may be revoked at any time.

(d)

Except to the extent prohibited by applicable law, the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to the Committee under the Plan. Such delegation may be revoked at any time.

A-8       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

4.03 Advisors and Agents of the Committee. The Committee may (i) authorize one or more of its members or an agent to execute or deliver any instrument, and make any payment on its behalf and (ii) utilize and cause the Company to pay for the services of associates and engage accountants, agents, clerks, legal counsel, record keepers and professional consultants (any of whom may also be serving another Affiliate of the Company) to assist in the administration of this Plan or to render advice with regard to any responsibility under this Plan.
4.04 Records and Reports of the Committee. The Committee shall maintain records and accounts relating to the administration of the Plan.
4.05 Limitation of Liability; Indemnification. The members of the Board, the Committee, and their delegates, shall have no liability with respect to any action or omission made by them in good faith nor from any action made in reliance on (i) the advice or opinion of any accountant, legal counsel, medical adviser or other professional consultant or (ii) any resolutions of the Board certified by the secretary or assistant secretary of the Company. Each member of the Board, the Committee, and each employee of the Company or any Affiliate to whom are delegated duties, responsibilities and authority with respect to the Plan shall be indemnified, defended, and held harmless by the Company and its Affiliates and their respective successors against all claims, liabilities, fines and penalties and all expenses (including but not limited to attorneys' fees) reasonably incurred by or imposed on such member or employee that arise as a result of his actions or failure to act in connection with the operation and administration of the Plan, to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty or expense is not paid for by liability insurance purchased by or paid for by the Company or an Affiliate. Notwithstanding the foregoing, the Company or an Affiliate shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company or Affiliate consents in writing to such settlement or compromise.
4.06 Expenses. Expenses relating to the Plan prior to its termination shall be paid from the general assets of the Company or an Affiliate. Any individual who serves as a member of the Committee shall receive no compensation for such service.
4.07 Service in More than One Capacity. Any person or group of persons may serve the Plan in more than one capacity.
V. Shares Subject to Plan
5.01 Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 5.04, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be:
(a)	Shares of Stock available as of the Effective Date under the Former Plan;
(b)	Shares of Stock which become available from the Former Plan after the Effective Date in accordance with Section 5.02; and
(c)	65 million additional shares of Stock, as approved by stockholders of the Company on [ ];
provided, however, that the total number of shares with respect to which ISOs may be granted shall not exceed 15,000,000. Of the shares described in (a), (b) and (c), 100% may be delivered in connection with “full-value Awards,” meaning Awards other than Options, SARs, or Awards for which the Participant pays for the shares of Stock subject to the Award either directly or in exchange for (or by foregoing) a right to receive a cash payment from the Company equal to the fair market value of the Award; provided, however, that any shares granted under Options or SARs shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Awards shall be counted against the share limit as three (3) shares for every one (1) share subject to such Award. The Company shall at all times during the term of the Plan retain as authorized and unissued Stock or treasury Stock at least the number of shares of Stock from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.
5.02 Share Counting Rules.
(a)

The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(b)

Shares of Stock subject to an Award will again be available for Awards if the Award (or an award under the Former Plan) is canceled, expired, forfeited, settled in cash or otherwise terminated or settled without delivery of the full number of shares of Stock subject to such Award. The following shares of Stock will not be added to the total number of shares available or to be made available again for delivery under the Plan: (i) shares not issued or not delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (ii) shares delivered to or withheld by the Company to pay the exercise price of or withholding taxes with respect to an Award; and (iii) shares of Stock repurchased by the Company on the open market with the proceeds from the payment of the exercise price of an Option.

(c)

In the case of any Award granted in substitution for an award of a company or business acquired by the Company or an Affiliate, shares delivered or to be delivered in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

2021 Proxy Statement       A-9

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(d)	This Section shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.
(e)

Because shares will count against the number reserved in Section 5.01 upon delivery (or later vesting) and subject to the share counting rules under this Section 5.02, the Committee may determine that Awards may be outstanding that relate to more shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

5.03 Director Award Limits. The aggregate value of cash compensation and the grant date fair value of shares of Stock that may be paid or granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $750,000.
5.04 Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the shares of Stock such that an adjustment is appropriate, or, in the case of any outstanding Award, necessary, in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the aggregate number and kind of shares of Stock which may be delivered in connection with Awards granted under the Plan, (ii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option.
5.05 Former Plan. Upon stockholder approval of this Plan, no further grants of Awards will be made under the Former Plan.
VI. Eligibility and General Conditions for Awards
6.01 Eligibility. Awards may be granted under the Plan only to Eligible Persons. The Committee shall determine, in its sole discretion, the extent to which a Participant shall be considered employed during an approved leave of absence.
6.02 Awards. Awards may be granted on the terms and conditions set forth in this Plan. In addition, the Committee may impose on any Award, or the exercise thereof, at the date of grant or thereafter (subject to Section 10.06), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine in its sole discretion, including performance conditions for the exercise or vesting of an Award, terms requiring forfeiture of Awards in the event of Termination of Service by the Participant or other events or actions by the Participant, terms for deferred payment or other settlement of an Award, and terms permitting a Participant to make elections relating to his or her Award. Such terms and conditions need not be uniform among types of Awards nor among Eligible Persons receiving the same type of Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.
6.03 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.
6.04 Vesting; Termination of Service. The Committee may determine and set forth in the Award Agreement the vesting schedule for the Award and the extent to which an Award not vested shall be forfeited or shall terminate upon a Participant’s Termination of Service. No Award shall become exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that, such restriction shall not apply to awards granted under this Plan with respect to the number of shares of Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares available for awards under this Plan. This Section 6.04 shall not restrict the right of the Committee to accelerate or continue the vesting or exercisability of an Award upon or after a Change in Control or termination of employment or otherwise pursuant to Section 4.01 or 6.04(d) of the Plan. Subject to the below subsections, Awards held by a Participant upon Termination of Service shall be treated as set forth in the applicable Award Agreement, based on the determination by the Committee in its sole discretion of the reason for Termination of Service:
(a)

Cause. Upon a Participant’s Termination of Service for Cause, all Awards (whether or not then vested or forfeitable under the terms of the Award) shall be forfeited and terminate. In the event that within one year after Termination of Service a Participant commits an act or omission that would be Cause, or it is discovered that the Participant has committed such act or omission before Termination of Service, then the Committee may in its discretion determine that the Termination of Service shall be deemed to have occurred for Cause.

(b)

Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section or the applicable Award Agreement, if the date a vested Award would otherwise terminate is a date that the Participant is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award, to the extent vested, shall be extended to the second business day after the Participant is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

A-10       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(c)

Automatic Exercise in Certain Cases. In addition, if determined by the Committee in its discretion, on such terms and conditions and under such circumstances as the Committee shall establish, which may be applied differently among Participants or Awards, Options and SARs will be deemed exercised by the Participant (or in the event of the death of or authorized transfer by the Participant by the beneficiary or transferee) on the expiration date of the Option or SAR using a net share settlement (or net settlement) method of exercise to the extent that as of such expiration date the Option or SAR is vested and exercisable and the per share exercise price of the Option or SAR is below the Fair Market Value of a share of Stock on such expiration date.

(d)

Waiver by Committee. Notwithstanding the foregoing provisions of this Section, the Committee may in its sole discretion as to all or part of any Award as to any Participant, at the time the Award is granted or thereafter, which treatment need not be uniform among Participants, determine that Awards shall become exercisable or vested upon a Termination of Service, determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Service, extend the period for exercise of Options or SARs following Termination of Service (but not beyond the original stated term of the Option or SAR), or provide that any performance-based Award shall in whole or in part not be forfeited upon such Termination of Service.

6.05 Nontransferability of Awards.
(a)

During the Participant’s lifetime, each Award and each right under any Award shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative, or by a transferee receiving such Award pursuant to a domestic relations order issued by a court with jurisdiction over the Company, requiring the transfer of the Award. Nothing herein shall be construed as requiring the Committee to honor a domestic relations order except to the extent required under applicable law.

(b)

No Award (prior to the time, if applicable, unrestricted shares of Stock are delivered in respect of such Award or Restricted Stock becomes unrestricted), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Shares, by transfer to the Company); and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(c)

Notwithstanding subsections (a) and (b) above, a Participant may transfer a Nonstatutory Option or SAR for no consideration to a Permitted Transferee in accordance with rules and subject to such conditions as may be specified by the Committee in the Award Agreement or in the Committee’s rules or procedures of general application. For this purpose, a “Permitted Transferee” in respect of any Participant means any member of the Immediate Family of such Participant, any trust of which all of the primary beneficiaries are such Participant or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Participant or members of his or her Immediate Family; and the “Immediate Family” of a Participant includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests. Such Award may be exercised by such transferee in accordance with the terms of such Award. Following the transfer of a Nonstatutory Stock Option or SAR to a Permitted Transferee, the Permitted Transferee shall have all of the rights and obligations of the Participant to whom the Award was granted and such Participant shall not retain any rights with respect to the transferred Award, except that (i) the payment of any tax attributable to the exercise of the Nonstatutory Option or SAR shall remain the obligation of the Participant, (ii) the period during which the Nonstatutory Option or SAR shall become exercisable or remain exercisable shall depend on the service of the original Participant and the circumstances of his or her Termination of Service. A Permitted Transferee may not again transfer an Award to another Permitted Transferee.

(d)

If for any reason an Award is exercised or shares of Stock are to be delivered or payment is to be made under any Award to a person other than the original Participant, the person exercising or receiving delivery or payment under such Award shall, as a condition to such exercise, delivery or receipt, supply to the Committee such evidence as the Committee may reasonably require to establish the identity of such person and such person’s right to exercise or receive delivery or payment under such Award. A Permitted Transferee or other transferee, Beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

6.06 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan.

2021 Proxy Statement       A-11

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

6.07 Stand-Alone, Tandem and Substitute Awards.

(a)

Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits.

(b)

The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held immediately prior to such merger, consolidation or acquisition by employees or directors of another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity, in order to preserve for such newly Eligible Persons the economic value of all or a portion of such Acquired Entity Award, at such price as the Committee determines necessary to achieve preservation of economic value.

6.08 Deferred Awards. The Committee may provide in an Award Agreement that the Award shall be in whole or in part a Deferred Award. In addition, the Committee may provide, in a manner specified by the Committee in the Award Agreement or in the Committee’s rules and procedures of general application, that a Participant may elect to defer settlement of an Award so that the Award becomes a Deferred Award, subject to the following terms and to such additional terms and conditions as the Committee shall designate in its discretion:

(a)

Deferral Elections. An election to defer an Award shall be made on or before December 31 of the calendar year preceding the calendar year in which the Award is granted, on a form (which may be electronic) authorized by the Committee, and except as provided in Section 7.07 shall not carry over from year to year unless the Committee timely provides otherwise. Such election shall become irrevocable for the period to which it applies as of the last date for making such election. The deferral election shall include (i) the designation and portion of the Award to be deferred, (ii) the date on which settlement of the deferred Award shall be made or commence (which may be a fixed date such as the Participant’s attainment of a particular age, the Participant’s Termination of Service for any reason, or such other dates or circumstances as may be required or permitted by the Committee); and (iii) whether settlement shall be made on a single date or in installments over a period and subject to such terms and conditions as may be set by the Committee at the time of the deferral election. If there is no election as to form of settlement, then settlement shall be made no later than 90 days following the date designated in (ii), in a lump sum in cash, shares of Stock, or such other medium as the Committee may designate.

(b)

New Participants. Notwithstanding subsection (a) above, the Committee may permit a deferral election to be made by a Participant who was never previously eligible to defer an Award and was never previously eligible to defer compensation under any other plan required by Section 409A of the Code to be aggregated with deferrals of Awards under this Plan. Such an individual’s deferral election shall be made within 30 days of the grant of the Award and shall be effective only with respect to a fractional portion of the Award determined by multiplying (separately with respect to each applicable vesting date), the grant date value of the number of applicable portion of shares of Stock (or other portion of an Award not denominated in shares of Stock) vesting on such vesting date by a fraction, the numerator of which is the number of calendar days between the date the deferral election is received by the Committee and the date such Award (or portion thereof) vests, and the denominator of which is the total number of calendar days between the grant date and the vesting date.

(c)

Performance-Based Compensation. Notwithstanding subsection (a) above, the Committee may permit a deferral election to be made by a Participant with respect to a Performance Award on or before a date that is at least six months before the end of the applicable performance period of at least 12 months, provided the Participant has continuously performed services from the later of the beginning of the performance period or the date the performance criteria are established (provided they are established within 90 days of the beginning of the performance period) through the date such election is made, and provided that the compensation to be paid under the Performance Award is not at the time of the election readily ascertainable within the meaning of Treas. Reg. § 1.409A-2(a)(8).

(d)

Awards Vesting in More than Twelve Months. Notwithstanding subsection (a) above, the Committee may permit a deferral election to be made by a Participant with respect to an Award that is subject to a condition requiring the Participant to continue to remain employed for a period of at least 12 months from the date of the grant. Such a deferral election, if permitted, must be made on or before the 30th day after the grant date, provided that the election is made at least 12 months in advance of the earliest vesting date (other than vesting on account of death or a Change in Control).

(e)

Dividend Equivalents on Deferred Awards. To the extent specified in the Award Agreement, Dividend Equivalents may be credited to deferred Awards (other than Options and SARs) during the deferral period, subject to such terms and conditions as the Committee shall specify.

A-12       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

VII. Specific Provisions for Awards

7.01 Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

(a)

Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and Nonstatutory Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.

(b)

Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, which in no event shall exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including Stock deliverable upon exercise), Restricted Stock or other property that does not have a deferral feature, other Awards or awards granted under other plans of the Company or any Affiliate, or other property (including through “net exercise” or “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options.

(c)	Incentive Stock Options.
(i)

Only employees (as determined in accordance with Section 3401(c) of the Code) of the Company or any of its subsidiaries may be granted Incentive Stock Options. For this purpose, “subsidiary” means any company (other than the Company) in an unbroken chain beginning with the Company; provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(ii)

If and to the extent that the aggregate Fair Market Value of the Stock (determined as of the date of grant) with respect to which a Participant’s Incentive Stock Options are exercisable for the first time during any calendar year exceeds $100,000, such Options shall be treated as Nonstatutory Options. For purposes of applying this limitation, Incentive Stock Options shall be taken into account in the order in which they were granted.

(iii)

No Incentive Stock Option shall be granted more than 10 years after the earlier of the adoption of the Plan or stockholder approval of the Plan; provided that after the initial adoption of the Plan, such 10-year period shall be measured from the earlier of a subsequent amendment of the Plan requiring stockholder approval or stockholder approval of the Plan as so subsequently amended.

(iv) Award Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to comply with the applicable provisions of Section 422 of the Code.
(d)	Dividend Equivalents. No dividends or Dividend Equivalents shall be payable, credited or accrued with respect to an Option.

7.02 Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement (whether cash, Stock, or other property), and the method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be free-standing or in tandem or combination with any other Award. The base price per share of Stock subject to an SAR shall be determined by the Committee, provided that such base price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR. No dividends or Dividend Equivalents shall be payable, credited or accrued with respect to an SAR.

7.03 Restricted Stock Shares. The Committee is authorized to grant Restricted Stock Shares to Eligible Persons on the following terms and conditions:

(a)

Grant and Restrictions. Restricted Stock Shares shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/ or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. A Participant shall pay such consideration for the Restricted Stock Shares as the Committee may require, which shall not be less than the par value of the Restricted Stock Shares on the date of grant unless the Restricted Stock Shares are to be settled in treasury shares. Section 10.04(b) (restricting elections under Section 83(b)of the Code) shall apply to Restricted Stock Shares except to the extent provided in the Award Agreement. Except to the extent restricted under the terms of the Plan or any Award Agreement relating to the Restricted Stock Shares, a Participant granted Restricted Stock Shares shall have all of the rights of a stockholder, including the right to vote the Restricted Stock Shares and the right to receive dividends thereon (subject to subsection (c) below).

2021 Proxy Statement       A-13

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(b)

Evidence of Stock Ownership. Restricted Stock Shares granted under the Plan may be evidenced in such manner as the Committee shall determine, including appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. If certificates representing Restricted Stock Shares are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock Shares, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock Shares.

(c)

Dividends and Splits. Any cash dividends paid on a Restricted Stock Share shall be automatically reinvested in additional Restricted Stock Shares or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Cash, shares of Stock or other property distributed in connection with a stock split or stock dividend, and other property distributed as a non-cash dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Shares with respect to which such Stock or other property has been distributed.

7.04 Restricted Stock Units. The Committee is authorized to grant RSUs to Eligible Persons, subject to the following terms and conditions:

(a)

Award and Restrictions. RSUs shall be subject to restrictions constituting a Substantial Risk of Forfeiture, which conditions may be time-based or performance-based. Unless deferred pursuant to Section 6.08, settlement of RSUs by delivery of cash, shares of Stock, or other property, as specified in the Award Agreement, shall occur upon the lapse of the Substantial Risk of Forfeiture, but no later than within two and one-half months after the last day of the calendar year in which the Substantial Risk of Forfeiture lapses. In addition, RSUs shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the same time as the Substantial Risk of Forfeiture or at earlier or later specified times, separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except as restricted under the terms of the Plan or any Award Agreement relating to the RSUs, prior to settlement a Participant granted RSUs shall have the right to receive Dividend Equivalents thereon pursuant to subsection (b) but shall have no right to vote respecting the RSUs or any other rights of a stockholder.

(b)

Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on RSUs shall be automatically deemed reinvested in RSUs and shall be paid when the RSUs to which they relate are settled. Notwithstanding the foregoing, Dividend Equivalents shall be forfeited if the RSUs to which they relate are forfeited or otherwise not earned. Cash, shares of Stock or other property distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the RSUs with respect to which such Stock or other property has been distributed.

7.05 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling the Participant to receive cash, shares of Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a freestanding basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify with due regard to the applicability of Section 409A of the Code. Notwithstanding the foregoing, (a) Dividend Equivalents shall not be provided with respect to Options or Stock Appreciation Rights, and (b) any Dividend Equivalents associated with any other Award shall be subject to the same vesting conditions as the shares subject to such Award to which the Dividend Equivalents relate, and shall be forfeited to the extent the Award is forfeited or otherwise not earned.

7.06 Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares and Performance Units to Eligible Persons, subject to the following terms and conditions:

(a)

Performance Shares shall be denominated in shares of Stock. Performance Units shall be denominated in dollars and have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units or Performance Shares that will be paid out to the Participant, and shall set a performance period in accordance with Section 8.01.

(b)

After the applicable performance period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

A-14       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(c)

Unless the Performance Shares or Performance Units are deferred as provided in Section 6.08, payment of earned Performance Units and Performance Shares shall be made in a single lump sum, as soon as practicable after the Committee has determined the number of Performance Units or Performance Shares earned for the performance period, but in no event later than within two and one-half months after the last day of the calendar year in which the Participant’s rights to such Units/Shares have become vested and nonforfeitable and the Substantial Risk of Forfeiture has lapsed. Except as otherwise provided in an Award Agreement, the Committee shall pay earned Performance Shares in Stock but may in its sole discretion pay earned Performance Units in the form of cash or in Stock (or in a combination thereof) which have an aggregate Fair Market Value equal to the value as of the date of distribution of the number of earned Performance Units at the close of the applicable performance period. Such Stock may be made subject to any further restrictions deemed appropriate by the Committee.

(d)

Unless otherwise provided in the Award Agreement, Participants shall be entitled to receive Dividend Equivalents paid with respect to Stock which has been earned and become vested as of the close of the performance period in connection with grants of Performance Units or Performance Shares but not yet distributed to Participants, provided that any such Dividend Equivalents shall in all cases be subject to the same terms and conditions as apply to Dividends Equivalents earned with respect to RSUs as set forth in Section 7.04(b).

7.07 Annual Equity Grants, Deferred Stock Units and Deferrals for Non-Employee Directors.

(a)

Unless the Board or the Committee sets a different equity award policy for Non-Employee Directors, but subject to the limitation in Section 5.03, on the date specified by the Committee of each year, each Non-Employee Director shall receive a fully vested annual grant of shares of Stock (an “Annual Equity Grant”), with the number determined by dividing a dollar amount by the Fair Market Value of a share of Stock on the date of the Annual Equity Grant. If the Non-Employee Director has then not served for the full period since the date of the prior Annual Equity Grant, his or her Annual Equity Grant shall be a pro-rata grant based on the full months of service as a Non-Employee Director since the date of the prior Annual Equity Grant. The dollar amount shall be $200,000 or such lesser or greater amount as may be approved by the Committee from time to time as part of its periodic evaluation of Non-Employee Director compensation. Unless deferred under subsection (b) below, the Annual Equity Grant shall be immediately distributed in Stock.

(b)

A Non-Employee Director may elect to defer all or any part (in 10% increments) of his or her Annual Equity Grant into either deferred stock units (“DSUs”) or, to the extent permitted by the Committee, into the account (the “Deferred Cash Compensation Account”) established under subsection (c) below.

(i)

An election to defer the Annual Equity Grant shall be made on or before December 31 of the calendar year preceding the calendar year in which the 12-month period over which the Annual Equity Grant is earned begins (except for a new Non-Employee Director, in which event Section 6.08(b) shall apply), on a form (which may be electronic) prescribed by the Company. Notwithstanding the foregoing, if an Annual Equity Grant is subject to a condition requiring the Non-Employee Director to remain in continuous service for a period of at least 12 months, the Non-Employee Director may elect to defer such Annual Equity Grant on or before the 30th day after the first day of such period, provided that the election is made at least 12 months in advance of the earliest vesting date (other than vesting on account of death or a Change in Control). An election to defer an Annual Equity Grant shall become irrevocable for the period to which it applies as of the last date for making such election. Notwithstanding Section 6.08(a), a deferral election under this subsection (b) shall carry over from year to year, unless changed or revoked at the same time and in the same manner as the a deferral election could be made under this subsection (b). The deferral election shall include (i) the designation and portion of the Annual Equity Grant to be deferred, (ii) whether it shall be deferred into DSUs or, if permitted by the Committee, into the Deferred Cash Compensation Account and (iii) to the extent the Non-Employee Director elects an alternative time and form of payment pursuant to clause (iv) of this Section 7.07(b) or clause (iv) of Section 7.07(c), below, the time and form of payment of the Non-Employee Director’s DSUs or Deferred Cash Compensation Account, as applicable.

(ii)

The value of any DSU at any time shall be the Fair Market Value of one share of Stock. Prior to the conversion of DSUs to a cash-denominated deferral account pursuant to clause (iii) below or the settlement of DSUs in Stock, Dividend Equivalents shall be earned on DSUs and converted into additional DSUs based on the Fair Market Value of the Stock on the date the dividends are converted.

2021 Proxy Statement       A-15

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

	(iii)	Except to the extent a Non-Employee Director elects an alternative time and form of payment pursuant to clause (iv) below, DSUs will be converted to a cash-denominated deferral account as of the date of the Non-Employee Director’s Termination of Service, in an amount equal to the Fair Market Value of the DSUs as of such date, and such account shall be paid out in cash in two installments. The first installment shall be paid within 30 days after the date of the Non-Employee Director’s Termination of Service in an amount equal to one-half of the value of such deferral account. The second installment shall be paid on the first annual anniversary of the first installment payment in an amount equal to the remaining value of such deferral account; provided that during the period beginning on the date of the Non-Employee Director’s Termination of Service and prior to payment of the second installment, such account will be credited with interest on a monthly basis at a monthly compounding rate (the “Prime Borrowing Rate”) equal to the prime lending rate of interest in effect as of the first business day of that month as quoted by the Company’s then-current lending bank financing source for commercial borrowings.
	(iv)	In lieu of the time and form of payment prescribed by clause (iii) above, a Non-Employee Director may elect either or both of the following: (A) that all of his or her DSUs be paid or commence within 30 days after the date of the Non-Employee Director’s Termination of Service and be paid in the form of a lump-sum distribution or in annual installments payable over a period of five, 10 or 15 years and/or (B) that all of his or her DSUs be credited and paid in the form of an equal number of shares of Stock; provided that if a Non-Employee Director has previously made an election to defer any Annual Equity Grants in the form of DSUs, (x) any subsequent election with respect to the time or form of payment pursuant to clause (A) above shall not take effect until the 12-month anniversary of the date of such election, and shall take effect only if the previously-scheduled payment date does not occur within such 12-month period, and (y) the Non-Employee Director must elect that, notwithstanding clause (A) above, the DSUs be paid or commence on a date that is at least five years after the date on which the DSUs otherwise would have been paid or commenced and in no event shall installments continue later than 15 years after the date of such Non-Employee Director’s Termination of Service. For purposes of Section 409A of the Code, a right to receive installment payments pursuant to this Section 7.07(b) shall be treated as a right to receive a single payment. Unless the Non-Employee Director elects to receive a distribution in the form of shares of Stock, then following the date of the Non-Employee Director’s Termination of Service and prior to the date on which the DSUs are paid in full, the unpaid DSUs will be credited with interest on a monthly basis at the Prime Borrowing Rate. If a Non-Employee Director elects to receive his or her DSUs in the form of installments, and the value of such DSUs is less than $10,000 as of the date of such Non-Employee Director’s Termination of Service or any anniversary thereof, then the unpaid portion of such Non-Employee Director’s DSUs shall be distributed to such Non-Employee Director in a lump-sum distribution. Within 90 days after the date of a Non-Employee Director’s death, all unpaid installments shall accelerate and be paid to the Non-Employee Director’s beneficiary or estate in a lump sum payment.
(c)	A Non-Employee Director may elect to defer all or any part (in 10% increments) of his or her annual retainer, committee fees, meeting fees, or any similar fees for service as a Non-Employee Director (“Directors Fees”), plus, to the extent permitted by the Committee, all or any portion (in 10% increments) of his or her Annual Equity Grant, into a Deferred Cash Compensation Account.
	(i)	An election to defer Directors Fees into the Deferred Cash Compensation Account shall be made on or before December 31 of the calendar year preceding the calendar year in which the Directors Fees are earned (except for a new Non-Employee Director, in which event Section 6.08(b) shall apply), on a form (which may be electronic) prescribed by the Company. Such election shall become irrevocable for the period to which it applies as of the last date for making such election. Notwithstanding Section 6.08(a), a deferral election under this subsection (c) shall carry over from year to year, unless changed or revoked at the same time and in the same manner as a deferral election could be made under this subsection (c). The deferral election shall include (i) the designation and portion of the Directors Fees to be deferred and (ii) to the extent the Non-Employee Director elects an alternative time of payment pursuant to clause (iv) below, the time of payment of the Non-Employee Director’s Deferred Cash Compensation Account.
	(ii)	The Deferred Cash Compensation Account shall accrue interest on a monthly basis at a monthly compounding rate equal to 120% of the applicable federal midterm rate (as determined under Section 1274(d) of the Code) until the Non-Employee Director’s Termination of Service.
	(iii)	Except to the extent a Non-Employee Director elects an alternative time of payment pursuant to clause (iv) below or, if permitted by the Committee, Section 7.07(b) above, the Deferred Cash Compensation Account will be paid out in cash in two installments. The first installment shall be paid within 30 days after the date of the Non-Employee Director’s Termination of Service in an amount equal to one-half of the balance of his or her Deferred Cash Compensation Account. The second installment shall be paid on the first annual anniversary of the first installment payment in an amount equal to the remaining balance of the Non-Employee Director’s Deferred Cash Compensation Account. Following the date of the Non-Employee Director’s Termination of Service and prior to the payment of the second installment, the Deferred Cash Compensation Account will be credited with interest on a monthly basis at Prime Borrowing Rate.

A-16       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(iv) In lieu of the time of payment prescribed by clause (iii) above, a Non-Employee Director may elect that all of his or her Deferred Cash Compensation Account be paid or commence within 30 days after the date of the Non-Employee Director’s Termination of Service and be paid in the form of a lump sum distribution or in annual installments payable over a period of five, 10 or 15 years; provided that if a Non-Employee Director has previously made an election to defer any Directors Fees or Annual Equity Grants to his or her Deferred Cash Compensation Account, (x) any subsequent election with respect to the time of payment pursuant to this clause (iv) shall not take effect until the 12-month anniversary of the date of such election, and shall take effect only if the previously scheduled payment date does not occur within such 12-month period, and (y) the Non-Employee Director must elect that, notwithstanding clause (A) above, the Deferred Cash Compensation Account be paid or commence on a date that is at least five years after the date on which the Deferred Cash Compensation Account otherwise would have been paid or commenced and in no event shall installments continue later than 15 years after the date of such Non-Employee Director’s Termination of Service. For purposes of Section 409A of the Code, a right to receive installment payments pursuant to this Section 7.07(c) shall be treated as a right to receive a single payment. Following the date of the Non-Employee Director’s Termination of Service and prior to full payment of the Deferred Cash Compensation Account, the Deferred Cash Compensation Account will be credited with interest on a monthly basis at the Prime Borrowing Rate. If a Non-Employee Director elects to receive his or her Deferred Cash Compensation Account in the form of installments, and the value of such Deferred Cash Compensation Account is less than $10,000 as of the date of such Non-Employee Director’s Termination of Service or any anniversary thereof, then the unpaid portion of such Non-Employee Director’s Deferred Cash Compensation Account shall be distributed to such Non-Employee Director in a lump-sum distribution. Within 90 days after the date of a Non-Employee Director’s death, all unpaid installments shall accelerate and be paid to the Non-Employee Director’s beneficiary or estate in a lump sum payment.
(d)	Annual Equity Grants, DSUs, and the Deferred Cash Compensation Account, shall be fully vested at all times.
(e)	The Committee may from time to time establish other compensation and deferral arrangements for Non-employee Directors in addition to or in lieu of the program outlined above in this Section 7.07.

7.08 Bonus Stock and Other Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Stock or factors that may influence the value of shares of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, purchase rights for shares of Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of Stock or the value of securities of or the performance of specified subsidiaries or Affiliates or other business units. The Committee is authorized to grant shares of Stock as a bonus, or to grant shares of stock or other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such Awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Stock, other Awards, or other property, as the Committee shall determine, subject to any applicable restrictions of this Plan.

7.09 Cash Awards. The Committee is authorized to grant cash Awards to Eligible Persons as a bonus on such terms and condition as the Committee shall determine, subject to any applicable restrictions of this Plan.

VIII. Performance Awards

8.01 Performance Awards Generally. The Committee is authorized to grant any Award in the form of a Performance Award. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards or property (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee over a performance period established by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. After the end of each performance period, the Committee shall determine the amount, if any, of the Performance Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a Performance Award shall be reduced from the amount of his or her potential Performance Award, including a determination to make no final Award whatsoever, and may exercise its discretion to increase the amounts payable under any Performance Award. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of Termination of Service by the Participant or other event (including a Change in Control) prior to the end of a performance period or otherwise prior to settlement of such Performance Awards. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, as provided in the Award Agreement in the discretion of the Committee.

2021 Proxy Statement       A-17

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

8.02 Performance Criteria. A Performance Award may be subject to any performance criteria selected by the Committee, including without limitation the following:

(a)	Sales, on a corporate, divisional or unit basis, including (i) net sales; (ii) unit sales volume; (iii) aggregate product price; (iv) same store sales or (v) comparable store sales;
(b)	Share price, including (i) market price per share; and (ii) share price appreciation;
(c)

Earnings, on a corporate, divisional or unit basis, including (i) earnings per share, reflecting dilution of shares; (ii) gross or pre-tax profits; (iii) post-tax profits; (iv) operating profit; (v) earnings net of or including dividends; (vi) earnings net of or including the after-tax cost of capital; (vii) earnings before (or after) interest and taxes (“EBIT”); (viii) earnings per share from continuing operations, diluted or basic; (ix) earnings before (or after) interest, taxes, depreciation and amortization (“EBITDA”); (x) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items; (xi) operating earnings; (xii) growth in earnings or growth in earnings per share; and (xiii) total earnings;

(d)

Return on equity, on a corporate, divisional or unit basis; including (i) return on equity; (ii) return on invested capital; (iii) return or net return on assets; (iv) return on net assets; (v) return on equity; (vi) return on gross sales; (vii) return on investment; (viii) return on capital; (ix) return on invested capital; (x) return on committed capital; (xi) financial return ratios; (xii) value of assets; and (xiii) change in assets;

(e)	Cash flow(s), on a corporate, divisional or unit basis, including (i) operating cash flow; (ii) net cash flow; (iii) free cash flow; (iv) cash flow on investment;
(f)	Revenue, on a corporate, divisional or unit basis, including (i) gross or net revenue; and (ii) changes in annual revenues;
(g)	Margins, on a corporate, divisional or unit basis, including (i) adjusted pre-tax margin; and (ii) operating margins;
(h)	Income, on a corporate, divisional or unit basis, including (i) net income; and (ii) consolidated net income,
(i)	Economic value added;
(j)

Costs, on a corporate, divisional or unit basis, including (i) operating or administrative expenses; (ii) operating expenses as a percentage of revenue; (iii) expense or cost levels; (iv) reduction of losses, loss ratios or expense ratios; (v) reduction in fixed costs; (vi) expense reduction levels; (vii) operating cost management; and (viii) cost of capital;

(k)

Financial ratings, on a corporate, divisional or unit basis, including (i) credit rating; (ii) capital expenditures; (iii) debt; (iv) debt reduction; (v) working capital; (vi) average invested capital; and (vii) attainment of balance sheet or income statement objectives;

(l)

Market or category share, on a corporate, divisional or unit basis, including (i) market share; (ii) volume; (iii) unit sales volume; and (iv) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;

(m)

Shareholder return, including (i) total shareholder return, stockholder return based on growth measures or the attainment of a specified share price for a specified period of time; and (ii) dividends; and

(n)

Objective nonfinancial performance criteria on a corporate, divisional or unit basis, including (i) attainment of strategic and business goals; (ii) regulatory compliance; (iii) productivity and productivity improvements; (iv) inventory turnover, average inventory turnover or inventory controls; (v) net asset turnover; (vi) customer satisfaction based on specified objective goals or company-sponsored customer surveys; (vii) employee satisfaction based on specified objective goals or company-sponsored employee surveys; (viii) objective employee diversity goals; (ix) employee turnover; (x) specified objective environmental goals; (xi) specified objective social goals; (xii) specified objective goals in corporate ethics and integrity; (xiii) specified objective safety goals; (xiv) specified objective business integration goals; (xv) specified objective business expansion goals or goals relating to acquisitions or divestitures; and (xvi) succession plan development and implementation.

In establishing a Performance Award or determining the achievement of an applicable performance measure, the Committee may provide that achievement of a performance measure may be amended or adjusted to include or exclude components of such performance measure, including, without limitation, foreign exchange gains and losses, asset write-downs, litigation or claim judgments or settlements, acquisitions and divestitures, changes in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, annual incentive payments or other bonuses, capital charges, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

8.03 Additional and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either in addition to, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate. An Award may specify that the Participant is to receive payment from the Company or any Affiliate. Awards granted in addition to other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

A-18       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

8.04 Interest. Unless interest is specifically provided for in this Plan or the Award Agreement, no interest will be paid on Awards. The Award Agreement may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

8.05 Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall grant Awards under the Plan and otherwise administer the Plan in a manner so that the grant and exercise of each Award with respect to such a Participant may qualify for an available exemption from liability under Rule 16b-3, Rule 16b-6, or otherwise not be subject to liability under Section 16(b), provided that this provision shall not be construed to limit sales or other dispositions by such a Participant (in connection with an exercise or otherwise), and shall not limit a Participant’s ability to engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

IX. Change in Control

Unless otherwise provided in the Award Agreement, in the event there is any Change in Control, the Committee may, in its discretion, with respect to any Award or agreement that is not 409A Compensation, without the consent of the Participant, provide for any or all of the following to occur:

(a)	the assumption or substitution of, or adjustment to, such outstanding Award or agreement;
(b)

acceleration of the vesting of such Award and termination of any restrictions or performance conditions on such Award, either immediately upon the Change in Control or upon the Termination of Service of the Participant within a fixed time following the Change in Control, as determined by the Committee; or

(c)	the cancellation of such Award or agreement for a payment to the Participant in cash or other property in an amount determined by the Committee.

In addition, with respect to any unexercised Option or SAR, the Committee may extend the period for exercising the vested portion thereof for a stated period following such a Termination of Service within such fixed time (but only during the stated term of the Option or SAR).

X. General Provisions

10.01 Additional Award Forfeiture Provisions. The Committee may condition an Eligible Person’s right to receive a grant of an Award, or a Participant’s right to exercise an Award, to retain Stock, cash or other property acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, including cash or other property received upon sale of Stock acquired in connection with an Award, upon the Participant’s compliance with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, Directors and Affiliates, or other requirements applicable to the Participant, as determined by the Committee, at the time of grant or otherwise, including during specified periods following Termination of Service.

10.02 Compliance with Legal and Other Requirements.

(a)

The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation (including, without limitation, obtaining any approval, order or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency that the Committee or the Company shall determine to be necessary or advisable), listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Company may consider appropriate, and may require any Participant, as a condition of receiving payment under an Award or delivery of Stock under an Award, to make such representations and covenants, furnish such information and comply with or be subject to such other conditions as the Company deems necessary or advisable in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

2021 Proxy Statement       A-19

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(b)

Without limiting the generality of the foregoing, no Stock or other form of payment shall be delivered with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal, state and other securities laws. All certificates, or book-entry accounts, for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Stock is then listed and any applicable federal, state or other securities laws, and the Company may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph 10.02(b) shall not be effective with respect to Awards held by United States residents (a) if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, and the Stock is a “covered security” within the meaning of Section 18 of the Securities Act of 1933, as amended, or (b) if and so long as the Company determines that application of such provisions are no longer required or desirable. Without limiting the foregoing, the Committee may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any shares of Stock delivered under the Plan, including, without limitation, restrictions under the Company’s insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.03 Designation of Beneficiary. By written instrument filed with the Company during the Participant’s lifetime in a manner specified by the Committee in the Award Agreement or in the Committee’s rules and procedures of general application, each Participant may file with the Committee a written designation of one or more persons or revocable trusts as the Beneficiary who shall be entitled to receive the amount, if any, payable hereunder after the Participant’s death or to exercise an Award or to receive settlement of an Award after the Participant’s death. No such designation of Beneficiary shall be effective until filed with the Committee. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee prior to the Participant’s death shall be controlling. If no such Beneficiary designation is in effect at the time of the Participant’s death, or if no designated Beneficiary survives the Participant, the Participant’s estate shall be deemed to have been designated his or her Beneficiary and the executor or administrator thereof shall receive the amount, if any, payable hereunder and shall be entitled to exercise or receive settlement of an Award after the Participant’s death. If the Committee is in doubt as to the right of any person as Beneficiary, the Company may retain any amount in question until the rights thereto are determined, or the Company may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.
10.04 Tax Provisions.
(a)

Withholding. The Company and any Affiliate is authorized to withhold, at the time of grant or settlement or other time as appropriate, from any Award or account, any payment relating to an Award or account, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes required to be withheld by the Company or Affiliate. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of the Company’s (or an Affiliate’s) withholding obligations in the discretion of the Committee. Unless the Committee otherwise specifies, Participants shall satisfy withholding tax amounts by having the Company (or an Affiliate) withhold from the Stock to be delivered upon exercise of an Option or vesting or settlement of an Award that whole number of shares of Stock having a Fair Market Value equal to the amount to be withheld, and any additional withholding amount shall be satisfied in cash.

(b)

Required Consent to and Notification of Section 83(b) Election of the Code. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)

Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Committee of such disposition within ten days thereof.

A-20       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

(d)

Payment of Tax Amount. Notwithstanding anything herein to the contrary, in the event the Internal Revenue Service should finally determine that an Award that has not been settled is nevertheless required to be included in the Participant’s or a Beneficiary’s gross income for federal income tax purposes, then an amount necessary to pay the applicable federal, state or local income taxes on such includible value shall be distributed with respect to the Award in a lump sum cash payment within sixty (60) days after such determination, without the requirement of separate approval by the Committee. A “final determination” of the Internal Revenue Service is a determination in writing ordering the payment of additional tax, reporting of additional gross income or otherwise requiring an account or portion thereof to be included in gross income, which is not appealable or which the Participant or Beneficiary does not appeal within the time prescribed for appeals. For avoidance of doubt, this Section 10.04(d) applies to all Awards and accounts, including both 409A Compensation and non-409A Compensation.

(e)

Participant Responsibility. Each Participant is solely responsible for all taxes of any nature imposed on the Participant in connection with any Award, including without limitation any taxes under Section 409A or Section 4999 of the Code. Nothing in this Plan or any Award Agreement shall be construed to guarantee the tax consequences to the Participant of any Award.

10.05 Limitation on Benefits.
(a)

To the extent that any payment or distribution to or for the benefit of a Participant pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company, any of its affiliated companies, any person whose actions result in a change of ownership or effective control covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise (the “Payments”) would be subject to the excise tax (the “Excise Tax”) imposed by Section 4999 of the Code, then the Company shall reduce the Payments to the amount that is (after taking into account federal, state, local and social security taxes at the maximum marginal rates, including any excise taxes imposed by Section 4999 of the Code) one dollar less than the amount of the Payments that would subject the Participant to the Excise Tax (the “Safe Harbor Cap”) if, and only if, such reduction would result in the Participant receiving a higher net after-tax amount. Unless a Participant shall have given prior written notice specifying a different order to the Company to effectuate the Safe Harbor Cap, the Payments to be reduced hereunder will be determined in a manner which has the least economic cost to the Participant and, to the extent the economic cost is equivalent, will be reduced in the reverse order of when the Payment would have been made to the Participant until the reduction specified herein is achieved. A Participant’s right to specify the order of reduction of the Payments shall apply only to the extent that it does not directly or indirectly alter the time or method of payment of any amount that is deferred compensation subject to (and not exempt from) Section 409A.

(b)

All determinations required to be made under this Section 10.05, including whether and when the Safe Harbor Cap is required and the amount of the reduction of the Payments pursuant to the Safe Harbor Cap and the assumptions to be utilized in arriving at such determination, shall be made by a public accounting firm or other nationally recognized consulting firm with expertise in Section 280G of the Code that is retained by the Company as of the date immediately prior to the Change in Control (the “Calculating Firm”) which shall provide detailed supporting calculations both to the Company and the Participant within fifteen (15) business days of the receipt of notice from the Company or the Participant that there has been a Payment, or such earlier time as is requested by the Company (collectively, the “Determination”). All fees and expenses of the Calculating Firm shall be borne solely by the Company and the Company shall enter into any agreement requested by the Calculating Firm in connection with the performance of the services hereunder. The Determination by the Calculating Firm shall be binding upon the Company and the Participant. The Company shall bear and pay directly all costs and expenses incurred in connection with any contests or disputes with the Internal Revenue Service relating to the Excise Tax, and the Participant shall cooperate, to the extent his or her reasonable out-of pocket expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any such contests or disputes.

10.06 Amendment and Termination of the Plan. The Company, acting through its Board or the Committee, may at any time terminate, and from time to time may amend or modify the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable federal or state statutory or regulatory requirements or applicable exchange listing requirements; and provided further, that, without the consent of an affected Participant, no such Board or Committee action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless the Board or the Committee determines that such action would result in an income tax penalty on the Participant).
10.07 No Repricing. Without the approval of stockholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” within the meaning of the listing requirements of the Nasdaq Stock Market. In addition, and for avoidance of doubt, none of the following is permitted to occur without approval of stockholders: (a) lowering the grant price of outstanding Options and SARs, and (b) cancelling outstanding Options and SARs in exchange for cash, other Awards, or replacement Options and SARs with grant prices that are less than the grant prices of the cancelled Options or SARs.
10.08 Clawback; Right of Setoff. Awards are subject to the Company’s policy on recoveries and such other terms and conditions as the Committee may impose. The Company or any Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or an Affiliate may owe to the Participant from time to time, including amounts payable
2021 Proxy Statement       A-21

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section. Notwithstanding the foregoing, no setoff form 409A Compensation may be made if it results in acceleration or deferral of the permitted payment date under Section 409A of the Code.
10.09 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, and such other arrangements may be either applicable generally or only in specific cases.
10.10 Treatment of Awards by Other Plans. No Award shall be treated as compensation for the purpose of determining benefits based on compensation under any other plan or arrangement of the Company or any Affiliate unless such plan or arrangement provides to the contrary making specific reference to this Plan or to such form of compensation under the Former Plan.
10.11 Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration, or if less, the Fair Market Value on the date of forfeiture of the Stock for which the Participant paid. Distributions in Stock shall be made in whole and fractional shares, unless the Company elects to pay fractional shares in cash.
10.12 Considerations Under Section 409A of the Code.
(a)

Construction in Compliance with Code Section 409A. The Company intends that none of the grant, exercise, settlement or amendment or termination of any Award under the Plan will cause the Participant to be liable for payment of interest or a tax penalty under Code Section 409A. The provisions of the Plan and any Award Agreement shall be construed consistent with that intent.

(b)

Six-Month Delay. Any distribution or settlement of 409A Compensation triggered by the Termination of Service of a Specified Employee that would otherwise be made prior to the Deferred Distribution Date (as defined below) shall not occur earlier than the Deferred Distribution Date. The “Deferred Distribution Date” is the day that is six (6) months and one (1) day after a Participant’s Termination of Service (or the Specified Employee’s date of death, if earlier).

10.13 Governing Law. The Plan and all agreements and forms hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable provisions of federal law.
10.14 Awards to Participants Outside the United States. The Committee may adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for a Participant or group of participants who are then resident or primarily employed outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized (a) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of evidence of Stock ownership which vary with local requirements and (b) to adopt sub-plans, and Plan addenda as the Committee deems desirable, to accommodate foreign laws, regulations and practice; and (c) to modify the terms of any Award under the Plan in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.
10.15 Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or an Affiliate, (ii) interfering in any way with the right of the Company or an Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award. Neither the Plan nor any action taken hereunder shall be construed to alter the status of any Eligible Person or Participant as an employee at will. Except as expressly provided in the Plan or an Award Agreement, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

A-22       Walgreens Boots Alliance

Exhibit A: Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan

10.16 Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement are finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of provision of a restrictive covenant applicable to an Award pursuant to Section 10.01 (a “Restrictive Covenant”) is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder; and further provided that if any portion of a Restrictive Covenant is finally held to be invalid, illegal or unenforceable notwithstanding such modification or because such modification of the acceptable scope does not cure such invalidity, illegality or unenforceability, such provision shall not be severable, the entire Award shall be deemed invalid, illegal and unenforceable; the Company and its Affiliates shall have no liability or obligation respecting such Award, and the Participant shall forthwith restore to the Company any payment or settlement previously made pursuant to that Award. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

10.17 Plan Term. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan, and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan; subject to Section 7.01(c)(iii) regarding Incentive Stock Options.

10.18 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definitions of any term herein in the singular shall also include the plural.

10.19 General Creditor Status. With respect to any award other than Restricted Stock Shares, each Participant and Beneficiary shall be and remain an unsecured general creditor of the Company with respect to any payments due and owing to such Participant or Beneficiary hereunder. All payments to persons entitled to benefits hereunder shall be made out of the general assets of the Company and shall be solely the obligation of the Company. To the extent the Plan is a promise by the Company to pay benefits in the future and it is the intention of the Company and Participants that the Plan be “unfunded” for tax purposes (and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended).

2021 Proxy Statement       A-23

Contact us

Walgreens Boots Alliance, Inc.
108 Wilmot Road
Deerfield, IL 60015
USA
+1 (847) 315-3700

108 WILMOT ROAD
DEERFIELD, IL 60015

INSTRUCTIONS FOR VOTING BY THE INTERNET, TELEPHONE OR MAIL
Walgreens Boots Alliance, Inc. encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the voting methods below. Voting is easier than ever.
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time, on January 27, 2021. Have your proxy card in hand when you access the web site and follow the instructions.
During The Meeting - Go to www.virtualshareholdermeeting.com/WBA2021
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time, on January 27, 2021. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY11717, for delivery prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D24768-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
WALGREENS BOOTS ALLIANCE, INC.
If you wish to vote in accordance with the Board of Directors recommendations, just sign below.
Company Proposals
The Board of Directors recommends that you vote FOR all nominees for director.
1.	Election of 11 Directors Named in the Proxy Statement:
	Nominees:		For	Against	Abstain
	1a.	José E. Almeida	☐	☐	☐
	1b.	Janice M. Babiak	☐	☐	☐
	1c.	David J. Brailer	☐	☐	☐
	1d.	William C. Foote	☐	☐	☐
	1e.	Ginger L. Graham	☐	☐	☐
	1f.	Valerie B. Jarrett	☐	☐	☐
	1g.	John A. Lederer	☐	☐	☐
	1h.	Dominic P. Murphy	☐	☐	☐
	1i.	Stefano Pessina	☐	☐	☐
	1j.	Nancy M. Schlichting	☐	☐	☐
	1k.	James A. Skinner	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
2.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2021.	☐	☐	☐
3.	Advisory vote to approve named executive officer compensation.	☐	☐	☐
4.	Approval of the 2021 Walgreens Boots Alliance, Inc. Omnibus Incentive Plan.	☐	☐	☐
Stockholder Proposals
The Board of Directors recommends that you vote AGAINST proposals 5 and 6.		For	Against	Abstain
5.	Stockholder proposal requesting an independent Board Chairman.	☐	☐	☐
6.	Stockholder proposal requesting report on how health risks from COVID-19 impact the Company’s tobacco sales decision-making.	☐	☐	☐

Please sign your name(s) as it appear(s) on this proxy. Joint owners should each sign. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING
The Walgreens Boots Alliance, Inc. Annual Meeting of Stockholders will be held January 28, 2021, at 8:00 AM, Central Time, via the Internet at www.virtualshareholdermeeting.com/WBA2021. As the company will be hosting the meeting virtually this year, there will be no physical location for stockholders to attend the meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on January 28, 2021:
The Notice and Proxy Statement and fiscal 2020 Annual Report are available at www.proxyvote.com.

D24769-TBD

WALGREENS BOOTS ALLIANCE, INC.
Annual Meeting Proxy Card

Proxy solicited on behalf of the Board of Directors

The stockholder hereby appoints WILLIAM C. FOOTE, STEFANO PESSINA and JAMES A. SKINNER, or any of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of WALGREENS BOOTS ALLIANCE, INC. (and any adjournment thereof) to be held via the Internet at www.virtualshareholdermeeting.com/WBA2021, on Thursday, January 28, 2021 upon the matters referred to on the reverse side and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any adjournment thereof.

This proxy, when properly executed, will be voted as directed. If no direction is specified, this proxy will be voted FOR proposals 1, 2, 3 and 4, AGAINST proposals 5 and 6, and in the discretion of the proxy holders on such other matters as may properly come before the meeting or any adjournment thereof. The proxy holders reserve the right in their discretion to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees.